SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[x]   Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials

Walter Industries, Inc.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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____________________________________________________________________________________
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____________________________________________________________________________________
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      4) Date Filed:

March ___, 2009

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Walter Industries, Inc. to be held at 10:00 a.m., local time, on Thursday, April 23, 2009 at the Marriott Tampa Airport, Tampa International Airport, Tampa, Florida 33607. The enclosed Notice of Meeting and Proxy Statement details the business to be conducted.

     The Board of Directors urges you to vote your shares via the Internet, by telephone, by mail or by written ballot at the Annual Meeting.

     Thank you for your continued support of Walter Industries, Inc.

Sincerely,

MICHAEL T. TOKARZ
Chairman

____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
APRIL 23, 2009
____________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Walter Industries, Inc. (the “Company”), a Delaware corporation, will be held on Thursday, April 23, 2009 at 10:00 a.m., local time, at the Marriott Tampa Airport, Tampa International Airport, Tampa, Florida 33607, for the following purposes:

1.	to elect nine members to the Board of Directors to serve for the ensuing year;

2.	to approve an amendment of Article 1 of the Amended and Restated Certificate of Incorporation to change our name to Walter Energy, Inc.;

3.	to approve an amendment of Article 4 of the Amended and Restated Certificate of Incorporation to authorize the issuance of preferred stock;

4.	to approve a Rights Agreement to be entered into between the Company and Mellon Investor Services LLC;

5.	to approve an amendment to the Amended and Restated 2002 Long-Term Incentive Award Plan; and

6.	to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     Only stockholders of record at the close of business on March 2, 2009 are entitled to notice of and to vote at the Annual Meeting.

     The Annual Report of the Company for the year ended December 31, 2008 is enclosed.

     The mailing address of the principal executive offices of the Company is Post Office Box 31601, Tampa, Florida 33631-3601.

If you have any questions or need assistance with voting your shares or need additional copies of proxy materials, please call our proxy solicitor, Innisfree M&A Incorporated, toll free at (888)750-5834. (Banks and Brokers call collect at (212)750-5833).

     Your attention is invited to the Proxy Statement on the following pages.

By Order of the Board of Directors

CATHERINE C. BONA
Secretary

Tampa, Florida
March ___, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on April 23, 2009.

This Notice and Proxy Statement and the Company’s Annual Report
are available at http://www.proxyvote.com.

WALTER INDUSTRIES, INC.
4211 W. Boy Scout Blvd.
Tampa, Florida 33607

______________________

PROXY STATEMENT
______________________

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Walter Industries, Inc. (the “Company”) of proxies for the Annual Meeting of Stockholders of the Company to be held on April 23, 2009 at 10:00 a.m., local time, at the Marriott Tampa Airport, Tampa International Airport, Tampa, Florida 33607, and any adjournments thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

THE PROXY

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting stockholders by mail, the Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in doing so. The Company may use the services of its officers and other employees of the Company who will receive no compensation for their services, other than their regular compensation, to solicit proxies personally, by telephone or by facsimile transmission. The Company has retained Innisfree M&A Incorporated to aid in the solicitation of proxies for a fee of approximately $20,000, plus reasonable costs and expenses.

     This Proxy Statement and enclosed proxy is first being mailed to stockholders on or about March ___, 2009.

     The close of business on March 2, 2009 has been fixed by the Board as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date there were issued and outstanding 52,875,993 shares of common stock, par value $.01 per share, of the Company (the “Common Stock”). Each stockholder is entitled to one vote for each share of Common Stock held. The presence in person or by proxy of a majority of the shares of Common Stock issued and outstanding on the Record Date is required for a quorum. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the proposal regarding the election of directors.

     If the enclosed proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the Annual Meeting. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted accordingly. If no specific instructions are given, proxies which are signed and returned, the shares will be voted FOR the election of the director nominees named in this Proxy Statement; FOR the amendment of Article 1 to the Amended and Restated Certificate of Incorporation to effect a name change; FOR the amendment of Article 4 to the Amended and Restated Certificate of Incorporation to authorize the issuance of preferred stock; FOR the approval of the Rights Agreement; FOR the amendment to the Amended and Restated 2002 Long-Term Incentive Award Plan.

     A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice or by giving a later proxy, in either case delivered by mail to the Secretary of the Company and effective upon receipt by the Company. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     IN ORDER THAT YOUR SHARES OF COMMON STOCK MAY BE REPRESENTED AT THIS MEETING IN CASE YOU ARE NOT PERSONALLY PRESENT, YOU ARE REQUESTED TO PLEASE SIGN, DATE AND MAIL THE PROXY OR VOTE BY INTERNET OR TELEPHONE PROMPTLY.

PROPOSAL ONE
ELECTION OF DIRECTORS

      Our Board is currently comprised of ten members, each of whom will serve until the Annual Meeting and until his successor shall have been elected and qualified. One member, Mr. Mark J. O’Brien, will not be standing for re-election at the Annual Meeting. On February 27, 2009, the Board approved a resolution that effective upon the election of directors at the Annual Meeting the number of directors that shall constitute the Board will be nine.

NOMINEES

     Nine directors are to be elected at the Annual Meeting. The nine nominees for election as directors are named below. Each nominee is currently a member of the Board. Mr. Joseph B. Leonard was appointed to the Board effective February 1, 2009, upon the recommendation of the Nominating and Corporate Governance Committee and will stand for election by the stockholders at the Annual Meeting. Mr. Leonard previously served as a member of our Board from June 2005 to April 2007. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

      The names of the nominees and certain information about them are set forth below:

		Served as Director
Name	Age	of the Company From
Howard L. Clark, Jr.	65	1995
Jerry W. Kolb	73	2003
Patrick A. Kriegshauser	47	2006
Joseph B. Leonard	65	2009
Victor P. Patrick	51	2006
Bernard G. Rethore	67	2002
George R. Richmond	58	2006
Michael T. Tokarz	59	1987
A. J. Wagner	58	2007

     HOWARD L. CLARK, JR. has been a director of the Company since March 1995. Mr. Clark has been Vice Chairman of the Investment Banking Division at Barclays Capital, an investment banking firm since September 2008. From February 1993 through September 2008, Mr. Clark served as Vice Chairman of Lehman Brothers Inc., an investment banking firm. Prior thereto Mr. Clark served as Chairman and Chief Executive Officer of Shearson Lehman Brothers Inc., an investment banking firm. Mr. Clark is also a director of Mueller Water Products, Inc., United Rentals, Inc. and White Mountains Insurance Group, Ltd.

     JERRY W. KOLB has been a director of the Company since June 2003. Mr. Kolb retired as a Vice Chairman of Deloitte & Touche LLP, a registered public accounting firm, in 1998, a position he held since 1986. Mr. Kolb is also a director of Mueller Water Products, Inc.

     PATRICK A. KRIEGSHAUSER has been a director of the Company since April 2006. Mr. Kriegshauser has been Executive Vice President, Chief Financial Officer and a principal owner of Sachs Electric Company, a specialty electrical and design firm, since February 2000. From 1985 to 2000, Mr. Kriegshauser served in various executive capacities for Arch Coal, Inc., last serving as Senior Vice President and Chief Financial Officer from July 1996 through January 2000.

     JOSEPH B. LEONARD was appointed to the Board effective February 1, 2009. Mr. Leonard was Chairman of AirTran Holdings, Inc., an airline holding company, from November 2007 to June 2008. From January 1999 through November 2007, Mr. Leonard served as Chairman and Chief Executive Officer of AirTran Holdings, Inc. Prior thereto Mr. Leonard served as President of AirTran Holdings, Inc. Mr. Leonard is also a director of Air Canada and Mueller Water Products, Inc.

      VICTOR P. PATRICK has been a director of the Company since 2006. On February 13, 2008, Mr. Patrick was named Vice Chairman, Chief Financial Officer and General Counsel of the Company. Mr. Patrick previously served as Vice Chairman and General Counsel since April 2007 and Vice Chairman, General Counsel and Secretary from August 2006. Mr. Patrick joined the Company in 2002 as Senior Vice President, General Counsel and Secretary. Before joining the Company, Mr. Patrick worked for Honeywell International Inc. from 1994 to July 2002, most recently as Vice President, Secretary and Deputy General Counsel.

     BERNARD G. RETHORE has been a director of the Company since March 2002. He has been Chairman of the Board Emeritus of Flowserve Corporation, a manufacturer of pumps, valves, seals and components, since April 2000. From January 2000 to April 2000 he served as Flowserve Corporation’s Chairman. He had previously served as Chairman and Chief Executive Officer of Flowserve Corporation from July 1997 to January 2000 and held the additional title of President from October 1998 to July 1999. Mr. Rethore is also a director of Belden, Inc., Dover Corp., and Mueller Water Products, Inc.

     GEORGE R. RICHMOND has been a director of the Company since 2006. Mr. Richmond was named Chief Executive Officer of Jim Walter Resources, Inc. in February 2006, serving previously as President and Chief Operating Officer of Jim Walter Resources, Inc. since 1997. Mr. Richmond has held various positions at Jim Walter Resources, Inc. since 1978.

     MICHAEL T. TOKARZ has been Chairman since December 2006 and has been a director of the Company since September 1987. Since February 1, 2002 he has been a member of the Tokarz Group, LLC, an investment advisory firm. From January 1996 until February 1, 2002, Mr. Tokarz was a member of the limited liability company which serves as the general partner of Kohlberg Kravis Roberts & Co. L.P., a private equity company. Mr. Tokarz also is a director of Conseco, Inc., IDEX Corporation, Mueller Water Products, Inc. and MVC Capital, Inc.

     A. J. WAGNER has been a director since 2007. Mr. Wagner has served as President and CEO of AJ Wagner & Associates, LLC, a business consulting organization, since January 2007. Mr. Wagner served in various executive capacities for Ford Motor Company for 33 years, culminating in his appointment as President of Ford Motor Credit North America and Vice President of Ford Motor Company. He retired from that position in 2006. Mr. Wagner is also a director of Lithia Motors, Inc.

Required Vote for Approval and Recommendation of the Board of Directors

     In order to be elected, a nominee must receive the vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Abstentions from voting will have the same effect as a vote against the election of directors. We believe that there can be no broker non-votes on this proposal because brokers should have discretion under New York Stock Exchange rules to vote uninstructed shares on this proposal. Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instruction from the beneficial owner and instructions are not given. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR the election of the nominees listed above.

____________________________

Our Board of Directors unanimously recommends that stockholders vote “FOR” the nominees for director.
____________________________

Director Not Standing for Re-election

			Served as
			Director of the
Name	Age	Business Experience	Company From
Mark J. O’Brien	66

Mr. O’Brien has been a director of the Company since 2005. On February 3, 2009, Mr. O’Brien was named Chairman and Chief Executive Officer of Walter Investment Management LLC, a wholly-owned subsidiary of the Company formed to receive the Company’s Financing business from the Company and to facilitate the separation of that business through a spin-off. Since March 2006 Mr. O’Brien has also served as the Chairman and Chief Executive Officer of JWH Holding Company, LLC (“JWHHC”), the subsidiary that presently holds the Company’s Financing business. Mr. O’Brien has served as President and Chief Executive Officer of Brier Patch Capital and Management, Inc., a real estate investment firm, since September 2004. Mr. O’Brien served in various capacities at Pulte Homes, Inc. for 21 years, culminating in his appointment as President and Chief Executive Officer, a position he held until his retirement in 2003. Mr. O’Brien is also a director of Mueller Water Products, Inc.

			2005

PROPOSAL TWO
APPROVAL OF AN AMENDMENT OF ARTICLE 1 OF THE AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO CHANGE OUR NAME TO WALTER ENERGY, INC.

Background

     On February 27, 2009, the Board adopted a resolution that there be submitted to stockholders for approval at the Company’s 2009 Annual Meeting the Board’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation to effect a name change. The Board believes that it is in the best interest of the Company to change its name from Walter Industries, Inc. to Walter Energy, Inc.

     To accomplish the change in name, the Board proposes that Article 1 of the Amended and Restated Certificate of Incorporation be amended to read as follows: “The name of the Corporation is Walter Energy, Inc.” A copy of the proposed Second Amended and Restated Certificate of Incorporation, marked to show the proposed amendment recommended by the Board for approval by the stockholders, is set forth in Appendix A, and this discussion is qualified in its entirety by reference to Appendix A. If Proposal Three of this Proxy Statement is approved by stockholders, the Amended and Restated Certificate of Incorporation will be further amended to include changes to Article 4 to authorize the issuance of preferred stock.

     The change of our name will not affect the validity of currently outstanding stock or the listing of our securities. Our Common Stock will continue to be listed on the New York Stock Exchange and will trade under the symbol “WLT”.

Reasons for Approving the Name Change

     The Board believes the name change offers significant benefits to the Company and its stockholders. If approved, the Board believes the change in name will communicate to the investment community, our customers and business partners, the Company’s focus on our core business, natural resources and energy. Our current name, Walter Industries, Inc., implies involvement in two or more industries. Following the separation of our financing business and the closure of our homebuilding business, the Company will be squarely focused on the natural resources and energy sector with our remaining coal, coke and natural gas businesses. The descriptor “Energy” will convey the scope of businesses in which we will operate while the preservation of the name “Walter” will communicate the continuity and accomplishments of our founder, Jim Walter.

Effective Date

     If the name change is approved and the Board decides to implement the proposal, the corporate name change will become effective upon the filing of the proposed Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware in accordance with the General Corporation Law of the State of Delaware, which the Company expects to occur promptly after the Annual Meeting. If the corporate name change is not approved but Proposal Three of this Proxy Statement (Approval of an Amendment of Article 4 of the Amended and Restated Certificate of Incorporation to Authorize the Issuance of Preferred Stock) is approved, then the amendment to authorize the issuance of preferred stock will still be implemented by the filing of the proposed Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, but the proposed amendment to Article 1 relating to the corporate name change will not be included in the Second Amended and Restated Certificate of Incorporation as filed.

Required Vote for Approval and Recommendation of the Board of Directors

     Approval of the proposed amendment to change the Company’s name to Walter Energy, Inc. and the inclusion of that amendment in the proposed Second Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions from voting will have the same effect as a vote against the proposed name change amendment. We believe that there can be no broker non-votes on this proposal because brokers should have discretion under New York Stock Exchange rules to vote uninstructed shares on this proposal. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR approval of the amendment to change the Company’s name to Walter Energy, Inc. and the inclusion of that amendment in the proposed Second Amended and Restated Certificate of Incorporation.

________________________

Our Board of Directors unanimously recommends that stockholders vote “FOR” approval of the amendment of Article 1 of the Amended and Restated Certificate of Incorporation to change our name to Walter Energy, Inc. and inclusion of that amendment in the proposed Second Amended and Restated Certificate of Incorporation.

________________________

PROPOSAL THREE
APPROVAL OF AN AMENDMENT OF ARTICLE 4 OF THE AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK

Background

     The Amended and Restated Certificate of Incorporation currently authorizes 200,000,000 shares of Common Stock, par value $.01 per share, as the sole class of capital stock of the Company. The Company’s Amended and Restated Certificate of Incorporation currently does not authorize the issuance of Preferred Stock. This limits the Company’s capital structure by preventing the Company from issuing Preferred Stock to raise capital and may prevent it from taking advantage of certain financing techniques to raise capital. For example, various types of hybrid capital instruments that receive favorable treatment by credit rating agencies have been developed. However, the Company can only take advantage of these instruments if it is able to issue Preferred Stock.

Proposed Amendment

     The Amended and Restated Certificate of Incorporation, as proposed to be amended, would authorize 20,000,000 shares of Preferred Stock and 200,000,000 shares of Common Stock. The Preferred Stock may be issued by the Board in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by our Board. The proposed amendment will allow the Company more flexibility in its capital structure generally.

     On February 27, 2009, the Board adopted a resolution that there be submitted to stockholders for approval at the Company’s 2009 Annual Meeting the Board’s proposal to amend the Company’s Amended and Restated Certificate of Incorporation to authorize the issuance of preferred stock. A copy of the proposed Second Amended and Restated Certificate of Incorporation, marked to show the proposed amendments recommended by the Board for approval by the stockholders, is set forth in Appendix A, and this discussion is qualified in its entirety by reference to Appendix A. If Proposal Two of this Proxy Statement is approved by stockholders then the Amended and Restated Certificate of Incorporation will be further amended to change the Company’s name to Walter Energy, Inc. The full text of Article 4 of the Amended and Restated Certificate of Incorporation, as it is proposed to be amended, is set forth below:

     4. a) The Corporation shall have the authority to issue (i) 200,000,000 shares of Common Stock, $.01 par value per share (“Common Stock”), and (ii) 20,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”). The number of authorized shares of any of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

        b) The Board is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock that have not been designated as to series, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights, if any, and qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of Delaware a certificate of designation with respect thereto. The powers, designations, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Any shares of any class or series of Preferred Stock purchased, exchanged, converted or otherwise acquired by the Corporation, in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may be reissued as part of any series of Preferred Stock created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein or in such resolution or resolutions.

        c) Except as provided in this Second Amended and Restated Certificate of Incorporation, each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and, together with the holders of all other classes or series of stock entitled to attend such meetings and to vote together with the shares of Common Stock on such matter or thing, to cast one vote for each outstanding share of Common Stock held of record by such stockholder upon any matter or thing upon which stockholders are entitled to vote generally; provided, however, that holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate of Incorporation that relates solely to the terms, number of shares, powers, designations, preferences, or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations, or restrictions thereon, of the Preferred Stock or any series thereof, if the holders of outstanding shares of Preferred Stock or any series thereof are entitled, either separately or together with the holders of outstanding shares of one or more other classes or series of capital stock of the Corporation, to vote thereon pursuant to this Second Amended and Restated Certificate of Incorporation, as amended from time to time (including, without limitation, by any certificate of designations relating to any series of Preferred Stock).

Reasons for the Amendment

     The Board believes the ability to issue Preferred Stock is necessary in order to provide the Company with greater flexibility in structuring future capital raising transactions, acquisitions and/or joint ventures, including taking advantage of financing techniques that receive favorable treatment from credit rating agencies. Being able to issue Preferred Stock without stockholder approval will enable the Company to engage in financing transactions and acquisitions which take full advantage of changing market conditions with little or no delay. The Board believes that increased flexibility in capital raising is in the best interests of the Company and our stockholders. Please note, however, that any particular issuance of our Preferred Stock (as well as our Common Stock) would be subject to the Second Amended and Restated Certificate of Incorporation, as amended, the Company’s By-laws, as amended, applicable law and the rules of any stock exchange on which our securities may then be listed. Although the Board is recommending that stockholders vote in favor of amending the Company’s Amended and Restated Certificate of Incorporation to authorize the issuance of Preferred Stock, in part to increase the Company’s flexibility for future financings, the Board has no current plans, arrangements or understandings with respect to the issuance of the Preferred Stock, except for the designation and reservation of shares of Preferred Stock for potential issuance in respect of the stockholder rights plan discussed below and in Proposal Four.

Representations on Anti-Takeover Effect

     The Board intends only to issue so-called “de-clawed” Preferred Stock. This means that the Board will not issue, without prior stockholder approval or except as described below, any series of Preferred Stock specifically for a defensive or anti-takeover purpose or specifically to deter, delay or prevent a change of control transaction. Notwithstanding the foregoing, the Board may, in exercising its fiduciary duty, determine that (i) it is in the best interest of the Company and its stockholders to adopt a stockholder rights plan, such as the Rights Agreement that is the subject of Proposal Four of this Proxy Statement, without the delay that would result from having to seek prior stockholder approval and (ii) adopt such a stockholder rights agreement. Any such adoption would be approved by a majority of the non-employee directors of the Company. In such an event, the Board would seek stockholder ratification of the stockholder rights plan within 12 months of such adoption. If the stockholders did not ratify the stockholder rights plan within that period, the Board would promptly terminate the stockholder rights plan, subject to the exercise of the Board’s fiduciary duties.

     Within the limits described above, the Board may issue Preferred Stock for financing, acquisition or other purposes, which could have the ancillary effect of deterring, delaying or preventing a change of control transaction, as could also be the case if the Board were to issue additional shares of Common Stock.

     The creation and authorization of Preferred Stock is not in response to any efforts by any party to acquire or gain control of the Company and the Board is not currently aware of any such efforts.

     The Board believes that, as structured, the creation and authorization of Preferred Stock is in the best interests of the Company and its stockholders because it (i) is consistent with sound governance principles and (ii) allows the Company to efficiently tailor the terms of the Preferred Stock to market conditions, financing opportunities or acquisition opportunities.

Effects of the Creation and Authorization of Preferred Stock on Holders of Common Stock

     The availability of undesignated Preferred Stock may have certain negative effects on the holders of the Company’s Common Stock. The actual effect of the issuance of any shares of Preferred Stock upon the holders of Common Stock cannot be determined until the Board designates the specific rights of the holders of such Preferred Stock. The proposed amendment will permit the Board, without future stockholder approval, to issue Preferred Stock with dividend, liquidation, conversion, voting or other rights, which are superior to the voting power or other rights of the holders of our Common Stock. Specifically, the Board will be in a position to issue securities which would grant to the holders thereof preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of the Company’s Common Stock.

     If approved, the amendment to Article 4 also will provide that, unless otherwise specified in the Second Amended and Restated Certificate of Incorporation, as amended, each holder of Common Stock will be entitled to one vote per share on any matter on which stockholders are entitled to vote generally. Notwithstanding the foregoing, however, the holders of the Common Stock will not be entitled to vote on any amendments to the Second Amended and Restated Certificate of Incorporation relating solely to the terms, number of shares, powers, designations, preferences, or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations, or restrictions thereon, of the Preferred Stock or any series thereof, if the holders of the outstanding shares of Preferred Stock are entitled to vote on any such amendment.

Effective Date

     If approved, the amendment to Article 4 will become effective upon the filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware in accordance with the General Corporation Law of the State of Delaware, which the Company expects to occur promptly after the Annual Meeting. If the amendment to Article 4 to authorize the issuance of Preferred Stock is not approved but Proposal Two of this Proxy Statement (Approval of an Amendment to Article 1 of the Amended and Restated Certificate of Incorporation to change the Company’s Name to Walter Energy, Inc.) is approved, then the amendment to change the Company’s name will still be implemented by the filing of the proposed Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, but the proposed amendment to Article 4 relating to the authorization of Preferred Stock will not be included in the Second Amended and Restated Certificate of Incorporation as filed.

Required Vote for Approval and Recommendation of the Board of Directors

     Approval of the proposed amendment to authorize the issuance of Preferred Stock and inclusion of that amendment in the proposed Second Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions from voting, as well as broker non-votes, will have the same effect as a vote against the proposed amendment to Article 4 to authorize the issuance of Preferred Stock. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR approval of the amendment to authorize the issuance of Preferred Stock and inclusion of that amendment in the proposed Second Amended and Restated Certificate of Incorporation.

     The Board believes that, as structured, the Preferred Stock is in the best interests of the Company and its stockholders because it is consistent with sound corporate governance principles and enhances the Company’s ability to take advantage of capital raising transactions, acquisitions and/or joint ventures.

________________________

Our Board of Directors unanimously recommends that stockholders vote “FOR” approval of the amendment of Article 4 of the Amended and Restated Certificate of Incorporation to authorize the issuance of preferred stock and inclusion of that amendment in the proposed Second Amended and Restated Certificate of Incorporation.

________________________

PROPOSAL FOUR
APPROVAL OF RIGHTS AGREEMENT

Background

     The Company’s stockholders are being asked to approve the Rights Agreement to be entered into between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”). While none of the Company’s Amended and Restated Certificate of Incorporation, By-laws or applicable law require stockholder approval of a rights agreement or any similar arrangement, the Board has determined to request stockholder approval of the Rights Agreement as a matter of good corporate governance.

     The Company currently has a rights agreement in place that was adopted on November 21, 2008, and will expire by its terms on November 21, 2009 unless approved by the Company’s stockholders prior to that date. If the Company’s stockholders approve the proposed new Rights Agreement, the Company will terminate the existing rights agreement upon implementation of the new Rights Agreement. If the proposed new Rights Agreement is not approved by the stockholders, it is the intention of the Company to maintain the existing rights agreement until its expiration in November 2009 (unless separately approved by the stockholders prior to that date). The only material differences between the existing and the proposed new rights agreements are that the proposed new Rights Agreement will expire on April 23, 2012 (if approved by stockholders at the annual meeting) and provides the flexibility to issue junior participating preferred stock of the Company (the “Junior Preferred Stock”) in lieu of Common Stock upon the exercise of the Rights as described below. The ability to issue Junior Preferred Stock is beneficial because it preserves the pool of authorized Common Stock that is available for issuance for other purposes. Because the proposed new Rights Agreement contemplates the potential issuance of Junior Preferred Stock, the Company will not implement the new Rights Agreement unless stockholders also approve at the annual meeting the amendment to the Company’s Amended and Restated Certificate of Incorporation being submitted for approval as Proposal Three in this Proxy Statement.

     The terms of the existing rights agreement and the proposed new Rights Agreement have been drafted with the intent to meet the published guidelines of the leading proxy advisory firm for many institutional investors.

     The Board’s decisions to adopt the existing rights agreement and to propose that the stockholders approve the adoption of the new Rights Agreement were not made in response to any efforts by any party to acquire or gain control of the Company and the Board is not currently aware of any such efforts. The existing and new rights agreements are not intended to prevent a non-coercive takeover bid or to keep the current management or directors in office.

     The proposed new Rights Agreement is designed to, among other things, deter the use of coercive or abusive takeover tactics by one or more parties interested in acquiring the Company or a significant position in the Company’s Common Stock without offering fair value to all stockholders, as well as to generally assist the Board in representing the interests of all stockholders in connection with any takeover proposals. The Rights Agreement would accomplish these objectives by encouraging a potential acquiror to negotiate with the Board to have the rights redeemed or the Rights Agreement amended prior to such party exceeding the ownership thresholds set forth in the Rights Agreement. If the Rights are not redeemed (or the Rights Agreement is not amended to permit the particular acquisition) and such party exceeds the ownership thresholds, the rights become exercisable at a discounted price resulting in both a dilution of the party’s holding in the Company and making an acquisition thereof significantly more expensive by significantly increasing the number of shares that would have to be acquired to effect a takeover.

Reasons for the Rights Agreement

     The Board believes that the Rights Agreement is in the best interests of the Company’s stockholders for several reasons.

  The Rights Agreement enables the Board, as elected representatives of the stockholders, to better respond to an unsolicited acquisition proposal. The Rights Agreement does not prevent parties from making an unsolicited offer for or acquisition of the Company at a full and fair price and on fair terms. It does, however give the Board the ability to defend stockholders against abusive tactics that could be used to gain control of the Company without paying stockholders a fair price for their shares. It is also intended to ensure that all stockholders are treated fairly in an acquisition of the Company.

  The Rights Agreement encourages potential acquirers to negotiate in good faith with the Board. This gives the Board an ability to negotiate on behalf of the stockholders to achieve a fair price and other terms that are consistent with the intrinsic value of the Company and in the best interests of the Company and its stockholders. In any event the Board still has the same responsibilities and the Board is committed to considering acquisition proposals in a manner consistent with the directors’ fiduciary duties to stockholders.

  The Rights Agreement would also enable the Board to better manage and control an auction of the Company or other sale process to the extent the Board may decide to consider strategic alternatives or sell the Company. It enhances the Board’s ability to protect a negotiated transaction from uninvolved third parties once the auction or other sale process is completed. It also may be effective in providing the Board sufficient time to evaluate a proposed transaction and, if necessary, seek alternative courses of action to maximize stockholder value.

  The Company is continuing to execute its strategic plan, first adopted by the Board in 2003 after consultation with the Company’s management and advisors, to become a pure play energy company focusing on the Company’s coal, natural gas and coke businesses. Since the adoption of the strategic plan, the Board has overseen and directed the Company’s spin-off, divestiture or discontinuation of the many non-core businesses that once comprised the conglomerate created by the Company’s founder, Jim Walter. This strategy principally was adopted by the Board so that management could focus on and expand the Company’s core coal business with a resulting increase in the value of the Company. The Company has not completed the implementation of its strategic plan. It currently is in the process of spinning-off its Financing business and discontinuing its Homebuilding business and the Company seeks to follow up on its acquisition of additional coal reserves last year by identifying opportunities to expand its core coal business through bolt-on acquisitions that present opportunities for synergies in management, assets and customer relationships. The Board believes that the Company’s current stock price does not fully reflect the long-term value of the Company implied by the strategic plan. The Rights Agreement would facilitate the continued implementation of the strategic plan and protect the realization by the Company’s stockholders of all of the benefits expected to be received from the strategic plan by deterring the use of takeover tactics by one or more parties interested in acquiring the Company or a significant position in the Company’s Common Stock without offering fair value to all stockholders, as well as to generally assist the Board in representing the interests of all stockholders in connection with any takeover proposals.

  Currently, seven of the Company’s ten directors are independent, including an independent chairman. Mr. Mark O’Brien, the Chairman and Chief Executive Officer of JWHHC, the subsidiary of the Company that currently holds the Company’s Financing business, is not standing for re-election and so after the Annual Meeting only two of the nine members of the Board will be employees of the Company and the remainder will continue to be independent directors. The Company generally does not have takeover defenses employed by many other companies. Specifically, the Company does not have a classified board and it permits stockholder action by written consent.

  The Rights Agreement has a 20% trigger, a term of no more than three years, no dead-hand or other features that limit the ability of a future board to redeem the plan, and other customary terms described below, including the ability of stockholders to vote to rescind the plan if a "qualifying offer" is received.

  Merger and acquisition activity in the coal industry was very active during the summer of 2008 and the Board expects that activity to resume once markets stabilize. Large, global steel companies have a long-term desire for upstream integration. Metallurgical coal assets are scarce and global supply is expected to remain tight. This mergers and acquisition activity may resume before the Company’s stock price has had an opportunity to rebound and would leave our stockholders vulnerable to a hostile bid in which full stockholder value could not be realized. Despite significant declines in market value, potential acquirors in the industry have strong cash positions to finance acquisitions. Even with the recent decline in the Company’s stock price, the Board believes that the Company is still pursuing the right strategy and that the best way to maximize stockholder value is to continue the implementation of the strategic plan and the realization of its benefits for all stockholders.

  Securities, coal and financial markets have continued to worsen since the adoption of our existing rights agreement, and the Company and other coal companies are continuing to trade at significant discounts to historical levels. The Company's stock price of $15.77 per share on March 3, 2009 represents a decline of approximately 83% from the $90.75 per share price at which the Company publicly sold 3,220,000 shares of Common Stock on June 16, 2008, approximately 86% from its peak closing price of $111.99 per share on July 2, 2008 and approximately 83% from its closing price of $93.80 per share on August 29, 2008. Given the precipitous decline in the Company's market capitalization, the Company is particularly vulnerable to an acquiror obtaining control through open market accumulation without paying a fair price.

  Although the Company is subject to Delaware's business combination statute (which limits the ability of stockholders who exceed 15% ownership from engaging in certain business combinations with the Company for a period of three years), this statute does not prevent the actual accumulation of shares and the attendant implications of having a meaningful block of shares in the hands of an acquiror.

Description of the Rights Agreement

     The following is a summary of certain material terms of the Rights Agreement. A copy of the proposed Rights Agreement recommended by the Board is set forth in Appendix B, and this discussion is qualified in its entirety by reference to Appendix B.

          Distribution of Rights. If the stockholders approve the Rights Agreement, the Board will declare a dividend of one right (a “Right”) for each share outstanding of the Company’s Common Stock. Each Right will entitle the holder thereof to purchase, subject to certain adjustments, one one-thousandth (1/1000) of a share of the Company’s Junior Preferred Stock at a purchase price of $150 (as the same may be adjusted, (the “Purchase Price”)). Until the Rights become exercisable, all further issuances of Common Stock, including Common Stock issuable upon the exercise of outstanding options and warrants, carry the Rights.

     Exercisability. The Rights will not be exercisable until the earlier of (i) the tenth day after the first date of a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of shares of Common Stock (which includes for this purpose stock referenced in derivative transactions and securities) having 20% or more of the total voting power of all shares of Common Stock then outstanding or (ii) the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the “Distribution Date”).

     Transfer of Rights. The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with the shares of Common Stock as evidenced by the balances indicated in the book-entry account system of the transfer agent for Common Stock registered in the names of holders of Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     Term. The Rights will expire on April 23, 2012, if approved by stockholders, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

     Junior Preferred Stock. Shares of Junior Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Junior Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. In general, each share of Junior Preferred Stock will vote together with the Common Stock and any other class or series of capital stock of the Company entitled to vote, on all matters submitted to a vote of the stockholders of the Company. Each share of Junior Preferred Stock will have 1,000 votes on all matters upon which the holders of Common Stock of the Company are entitled to vote. The holders of the Junior Preferred Stock, voting as a separate class, shall be entitled to elect two directors if dividends on the Junior Preferred Stock are in arrears in an amount equal to six quarterly dividends thereon. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Junior Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

     Because of the nature of the Junior Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Junior Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     Effect of a “Flip In” Event. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights that have become void (as described below), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price. Notwithstanding the foregoing, following the time any person or group of affiliated or associated persons becomes an Acquiring Person, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by any Acquiring Person or its affiliates or associates will be null and void.

     Effect of a “Flip Over” Event. In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights that have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of Common Stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

     Exchange Right. At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of beneficial ownership of shares of Common Stock having 50% or more of the total voting power of all shares of Common Stock then outstanding or the occurrence of an event described in the prior paragraph, the Board of the Company may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Junior Preferred Stock (or a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

     Redemption of Rights and Qualified Offer. At any time prior to the time an Acquiring Person becomes such, the Board of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.

     In addition, if a Qualified Offer (as described below) is made, the holders of record of outstanding shares of Common Stock having 10% or more of the total voting power of all shares of Common Stock then outstanding (or their duly authorized proxy) may direct the Board of the Company to call a special meeting of stockholders to consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within ninety business days of being called or if, at the special meeting, the holders of outstanding shares of Common Stock having a majority of the total voting power of all shares of Common Stock outstanding as of the record date of the special meeting (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Rights shall be redeemed at the Redemption Price (or the Board will take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer).

     A Qualified Offer, among other things, is an offer determined by the Board of the Company to be a fully-financed offer for all outstanding shares of Common Stock whose per share offer price (A) exceeds the greatest of (x) the highest reported market price per share of the Common Stock, in the immediately preceding 24 months, (y) $90.75 per share (which was the price at which the Company sold 3,220,000 shares of the Common Stock on June 16, 2008) and (z) the highest price per share of the Common Stock paid by a tender offeror or any of its affiliates during the 24 months immediately preceding the commencement of the tender offer or prior to the expiration of the tender offer, and (B) represents a reasonable premium over the current market price for a period of thirty (30) trading days immediately preceding the date on which the offer commenced, that the Board, upon the advice of a nationally recognized investment banking firm, does not deem to be either unfair or inadequate. A Qualified Offer is, among other things, conditioned upon a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the Board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 120 business days following commencement.

     Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Amendments to the Rights Agreement. For so long as the Rights are then redeemable, the Company may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, the affiliates or associates of an Acquiring Person, or a holder whose Rights have become void).

     No Stockholder Rights Prior to Exercise. Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     Adjustment; No Fractional Shares. The Purchase Price payable, and the number of shares of Junior Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of the Junior Preferred Stock of certain rights or warrants to subscribe for or purchase Junior Preferred Stock at a price, or securities convertible into Junior Preferred Stock with a conversion price, less than the then current market price of the Junior Preferred Stock or (iii) upon the distribution to holders of the Junior Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above).

     The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares will be issued (other than fractions of Junior Preferred Stock which are integral multiples of one one-thousandth of a share of Junior Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of such fractional share on the last trading day prior to the date of exercise.

Effective Date

     If the proposed new Rights Agreement is approved, the Company will terminate the existing rights agreement and enter into the proposed new Rights Agreement, which the Company expects to occur promptly after the Annual Meeting. Should the stockholders not approve the adoption of the proposed new Rights Agreement, it is the intention of the Company to maintain the existing rights agreement until its expiration on November 21, 2009 (unless approved by the stockholders). Because the proposed new Rights Agreement contemplates the potential issuance of Junior Preferred Stock as described above, the Company will not implement the Rights Agreement unless stockholders also approve the amendment to the Company’s Amended and Restated Certificate of Incorporation being submitted for approval as Proposal Three in this Proxy Statement.

Required Vote for Approval and Recommendation of the Board of Directors

     Approval of the proposed Rights Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present at the Annual Meeting, in person or by proxy. Abstentions from voting, as well as broker non-votes, will have the same effect as a vote against the proposed Rights Agreement. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR approval of the Rights Agreement.

__________________________

Our Board of Directors unanimously recommends that stockholders vote “FOR” approval of the Rights Agreement.
__________________________

PROPOSAL FIVE
APPROVAL OF AN AMENDMENT OF THE AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE
AWARD PLAN TO AUTHORIZE DISCRETION IN GRANT OF AWARDS TO INDEPENDENT DIRECTORS
AND ABILITY TO CLAW-BACK AWARDS IN CERTAIN CIRCUMSTANCES

Background

     The 2002 Long-Term Incentive Award Plan was approved by our stockholders at our Annual Meeting of Stockholders held on April 25, 2002, and was amended and restated by the Board effective December 17, 2008, to comply with the Section 409A of the Internal Revenue Code of 1986 (the “Internal Revenue Code”). Currently, there are an aggregate of 3,900,000 shares of Common Stock (adjusted to reflect the spin-off of the Company’s water products business in 2006, and as may be subject to antidilution and other adjustment provisions in the future) authorized for issuance under the existing Amended and Restated 2002 Long-Term Incentive Award Plan (the “2002 Award Plan”), of which 2,146,724 shares are available for grant as of December 31, 2008.

     The 2002 Award Plan is designed to advance our interests by providing an additional incentive to attract and retain employees, consultants and independent directors by offering them an opportunity to own stock and/or rights which will reflect the growth, development and financial success of the Company. Currently, the 2002 Award Plan provides eligible employees and consultants’ non-cash incentives in the form of grants of options, restricted stock and other types of awards. In addition, the 2002 Award Plan currently provides that a person who is an independent director of the Company will receive a grant of options to purchase 7,770 shares of our Common Stock (subject to antidilution and other adjustment provisions) upon appointment to the Board and an automatic grant of options to purchase 7,770 shares of our Common Stock at each annual meeting of the Company’s stockholders at which the independent director is re-elected to the Board. In addition, the Board, as administrator of the 2002 Award Plan, may award certain additional discretionary grants of options to one or more of the independent directors.

     The Board is requesting approval of an amendment to the 2002 Award Plan which would (i) permit, instead of the automatic grants described above, discretionary grants of awards to independent directors that consist of such number of shares subject to options, restricted stock or other equity based awards currently permitted for grants to employees and consultants, excluding Incentive Stock Options and (ii) permit the Compensation Committee to recover all or a portion of any award made or granted under the 2002 Award Plan on or after April 23, 2009, to an employee, consultant or independent director (a “Holder”) in respect of any fiscal year in which the Company’s financial statements are restated to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct (the “Plan Amendment”).

     The Board believes that the interests of the Company are better served by providing the Company with more flexibility in determining the form of the equity grants to independent directors and allowing the Company to grant equity to independent directors which is similar to that which is granted to the Company’s employees and consultants. It is expected that the amount and type of award to be granted to the independent directors shall be recommended by the Administrator of the 2002 Award Plan, which shall consist entirely of independent directors, in accordance with recommendations at such time of the Company’s independent compensation consultants. The Board believes that the Plan Amendment, which is subject to approval by the Company’s stockholders at the Annual Meeting, will provide greater flexibility in the granting of such incentive awards to independent directors and better align the compensation of directors with those awards made to the management of the Company.

     In relation to the claw-back provision, the Board believes that the interests of the Company are better served and protected by providing the Company with the ability to recover all or a portion of any Award made or granted to a Holder under the 2002 Award Plan on or after April 23, 2009, when the relevant financial statements need to be restated to reflect adverse results as a consequence of errors, omissions, fraud or misconduct.

Proposed Amendment

     The Plan Amendment in relation to the awards for independent directors would eliminate the automatic grant of stock options to independent directors and instead authorize the Board, as Administrator of the Plan Amendment for independent directors, to have discretion to determine the type, size, terms and combination of equity based compensation which will be granted to each independent director of the Company. Such awards may include stock options, but may also include awards such as restricted stock and other awards currently permitted under the 2002 Award Plan to be made to employees and consultants.

     The Plan Amendment in relation to the ability to claw-back awards granted to participants in the 2002 Award Plan would allow the Compensation Committee, in its sole discretion, but acting in good faith, to direct that the Company recover all or a portion of any award made or granted under the 2002 Award Plan to a participant on or after April 23, 2009, in respect of any fiscal year in which the Company’s financial statements are restated to reflect adverse results from its previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct. For purposes of the Plan Amendment, errors, omissions, fraud or misconduct may include (but are not limited to) circumstances where the Company has been required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements, as enforced by the Securities and Exchange Commission, and the Committee has determined in its sole discretion that the participant knew of the material noncompliance or circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring such noncompliance to the attention of the appropriate individuals within the Company or personally or knowingly engaged in practices which materially contributed to the circumstances that enabled the material noncompliance to occur.

     On February 27, 2009, the Board adopted a resolution that there be submitted to the Company’s stockholders for approval at the Company’s 2009 Annual Meeting the Board’s proposal to amend the 2002 Award Plan. A draft version of the revised 2002 Award Plan, marked to show the proposed amendments recommended by the Board for approval by the stockholders, is set forth in Appendix C, and this discussion is qualified in its entirety by reference to Appendix C.

Reasons for the Amendment

     The Board believes that the proposed Plan Amendment in relation to awards for independent directors will allow the Company more flexibility in its ability to provide incentives to more clearly align independent directors with the Company’s stockholders by providing for additional types of awards to independent directors beyond the specified number of stock options under the current 2002 Award Plan and by continuing to provide for compensation through stock-based awards rather than cash. The Board views these compensation actions as appropriate and necessary to ensure alignment of independent directors pay and performance with the long range success of the Company by focusing on creating long-term shareholder value.

     Additionally, in light of the volatility in the equity marketplace, the Board feels that a fixed grant of options can produce swings in the value of the independent director’s compensation that are disproportionate to the Company’s performance. The Board believes that the equity based awards it receives should be more closely related to those awarded to the Company’s employees and consultants receiving grants under the 2002 Award Plan. By having the same range of choices (among stock options, restricted stock units, restricted stock and other equity based awards), the Board is allowed the flexibility to better tailor the awards to market practice and competitive good governance standards.

     The Board believes that the proposed Plan Amendment in relation to the claw-back of awards will deter actions by Holders that would require the Company to restate its financial statements in order to reflect adverse results from previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct by such employee, consultant or director, by reversing the grant of Awards to such employee, consultant or director and will also enable the Company to recoup any benefit gained by a Holder who has knowingly acted or failed to act in a manner that contributed to such material noncompliance.

Description of the 2002 Award Plan

     The principal features of the 2002 Award Plan in relation to independent directors are summarized below, but the summary is qualified in its entirety by reference to the 2002 Award Plan as it is proposed to be amended, which is set forth as Appendix C.

     Administration

     The Board administers the 2002 Award Plan with respect to grants to independent directors and, if the Plan Amendment is approved by the Company’s stockholders, would use its discretion in the conduct of the general administration of the 2002 Award Plan with respect to options and other awards, including SARs, restricted stock, deferred stock and dividend equivalents (but excluding Incentive Stock Options), which it would be able to grant to independent directors under the Plan Amendment.

     The Compensation and Human Resources Committee of the Board (the “Compensation Committee”) or one or more other committees or subcommittees of the Board appointed under the terms of the 2002 Award Plan, which committee or subcommittee consists solely of two or more members of the Board, each of whom is both a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, administers the 2002 Award Plan with respect to grants to employees or consultants.

     Subject to the terms and conditions of the 2002 Award Plan, the Compensation Committee (or the Board with respect to independent directors) has the authority to select the employees, consultants or independent directors, if any, to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2002 Award Plan with respect to grants or awards made to such employees, consultants or independent directors. The Compensation Committee (and the Board) are also authorized to adopt, amend and rescind rules relating to the administration of the 2002 Award Plan.

     Eligibility

     Options, SARs, restricted stock, deferred stock and other awards under the Plan Amendment may be granted to individuals who are employees, consultants of independent directors of the Company (or employees or consultants of any current or future subsidiaries of the Company) selected by the Compensation Committee (or the Board with respect to independent directors) for participation in the 2002 Award Plan.

     Independent Directors

     Under the Plan Amendment, independent directors would no longer receive automatic grants of non-qualified stock options to purchase Common Stock of the Company. The 2002 Award Plan currently provides that a person who is an independent director of the Company will receive an automatic grant of an option to purchase 7,770 shares of our Common Stock (subject to antidilution and other adjustment provisions) upon appointment to the Board and an automatic grant of options to purchase 7,770 shares of our Common Stock at each annual meeting of the Company’s stockholders at which the independent director is re-elected to the Board. In addition, the Board, as administrator of the 2002 Award Plan, may award certain additional discretionary grants of options to one or more of the independent directors. Under the Plan Amendment, each independent director who is initially elected after such effective date of the Plan Amendment may receive awards upon the discretion of the Board on the date of the independent director's initial election. Additionally, grants to independent directors commencing in the first calendar year which began after such effective date of the Plan Amendment or such initial election of the independent director, as applicable, would be made at the discretion of the Board on the date of each annual meeting of the Company's stockholders at which the independent director was re-elected to the Board and such award would be treated in the same manner as awards made to employees or consultants who receive such awards under the 2002 Award Plan and the term of each award granted to such independent director would be set forth in a written agreement between the Company and the independent director consistent with the terms of the 2002 Award Plan. If the Board does not establish the terms and conditions of the option or any other award for an independent director prior to the grant date, then such option or other award would be of the same type, and for the same number of shares, as the annual grants made for the immediately preceding year (or as the initial option or other award made to the immediately preceding newly-elected independent director, as applicable).

     Awards under the 2002 Award Plan

     The Plan Amendment, if approved by the stockholders, will provide, as described above, that the Board may, in its sole discretion, grant to an independent director any type of award allowed to an employee or consultant of the Company, other than Incentive Stock Options. These include the grant or issue of stock options, non-qualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards, stock payments and other stock related benefits, or any combination thereof. Each such award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award. In the event such award is granted to an independent director, the independent director would be treated in the same manner as any employee or consultant who receives such award.

     Nonqualified Stock Options (“NQSOs”) provide for the right to purchase common stock at a specified price. Options granted to independent directors would have a per share exercise price equal to no less than the fair market value per share of the Common Stock at the date of grant, a maximum term of ten years from the date the option is granted and such other terms as may be specified by the Board.

     Restricted Stock (“Restricted Stock”) may be sold to independent directors at various prices (but not below par value) and made subject to such conditions and restrictions as may be determined by the Board. Typically, Restricted Stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, Restricted Stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of Restricted Stock, unlike recipients of options, would have voting rights and would receive dividends prior to the time when the restrictions lapse.

     Deferred Stock (“Deferred Stock”) may be awarded to independent directors subject to vesting conditions based on continued employment or other service or on performance criteria established by the Board. Like Restricted Stock, Deferred Stock may not be sold or otherwise transferred until vesting conditions are removed or expire. Unlike Restricted Stock, however, Deferred Stock would not be issued until the Deferred Stock award has vested, and recipients of Deferred Stock generally would have no voting or dividend rights prior to the time when vesting conditions are satisfied.

     Stock Appreciation Rights (“SARs”) may be granted in connection with stock options or other awards or separately. SARs granted by the Board in connection with stock options or other awards typically would provide for payments to the independent director based upon increases in the price of Common Stock over the exercise price of the related option or other award. There are no restrictions specified in the 2002 Award Plan on the amount of gain realizable from the exercise of SARs, although restrictions may be imposed by the Board in the SAR agreements. The Board may elect to pay SARs in cash or in Common Stock or in a combination of both.

     Dividend Equivalents (“Dividend Equivalents”) represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant. These Dividend Equivalents may be paid in cash or in shares of Common Stock or in a combination of both.

     Performance Awards (“Performance Awards”) may be granted by the Board on an individual or group basis. Generally, these awards will be based upon specific performance targets and may be paid in cash or in shares of Common Stock or in a combination of both. Performance Awards may include “phantom” stock awards that provide for payments based upon increases in the price of the Company's Common Stock over a predetermined period. Performance Awards may also include incentive awards which may be granted by the Board on an individual or group basis and which may be payable in cash or in Common Stock or in a combination of both.

     Stock Payments may be authorized by the Board in the form of shares of Common Stock or an option or other right to purchase Common Stock as part of a deferred compensation arrangement or otherwise in lieu of or in addition to all or any part of compensation, including bonuses, that would otherwise be payable in cash to the employee or consultant.

Participants in the Award Plan

     We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our employees, consultants and independent directors under the 2002 Award Plan.

     The following table sets forth information with respect to all grants made under the 2002 Award Plan to our Named Executive Officers, our current executive officers (including our Named Executive Officers), non-employee directors and employees (excluding the Executive Group) since the 2002 Award Plan was approved by stockholders in April 2002 through the period March 2, 2009.

New Plan Benefits 2002 Long-Term Incentives Award Plan
Name and Position	Dollar Value	Number of	Number of
	($)[1]	Options	Restricted
			Stock Units
			and
			Restricted
			Stock
Victor P. Patrick	3,371,073	191,180	93,459
Vice Chairman, Chief Financial Officer and General Counsel
George R. Richmond	7,773,972	483,800	108,439
Chief Executive Officer of Jim Walter Resources, Inc.
Mark J. O’Brien	776,014	29,389	12,896
Chairman and Chief Executive Officer of JWHHC
Charles E. Cauthen, Jr.	728,560	31,870	31,063
Chief Operating Officer of JWHHC
Joseph J. Troy	2,346,449	135,889	75,561
Chief Financial Officer of the Company (through February 13, 2008)
EVP of JWHHC (through December 31, 2008)
Executive Group	19,582,007	1,142,305	442,700
Non-executive Director Group	3,152,288	275,950	0
Non-executive Officer Employee Group	11,328,946	555,305	254,600
____________________

1	The dollar value of grants is computed based upon the economic value or the Black-Scholes valuation as determined by the Statement of Financial Accounting Standards No. 123, as revised, for the period April 2002 through March 2, 2009.

Federal Income Tax Consequences

     The following describes the general federal income tax consequences of participating in the 2002 Award Plan based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain state and local taxes that are not described below and are advised to consult their tax advisor.

     Generally the grant of non-qualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, performance awards and stock payments to an independent director will not result in taxable income to the director until the option or stock appreciation right is exercised. At that time, the independent director will recognize ordinary income, and the Company will receive a deduction, equal to the amount, if any, by which the fair market value of the shares on the date of exercise exceeds the exercise price paid by the director. Restricted stock will result in taxable income for the director when the shares are no longer subject to a substantial risk of forfeiture, and the Company will be entitled to a deduction in such amount. Restricted stock units will not result in ordinary income to the independent director until such time as the Company distributes to that director vested stock or cash in settlement of the restricted stock unit. At that time, the Company will be entitled to a deduction. Once the independent director has recognized ordinary income in respect of the shares received in connection with an award, the director will have a basis in those shares, and upon a subsequent disposition of those shares, will recognize a capital gain (or a capital loss) measured by the amount by which the amount realized in such disposition exceeds (or is less than) the director’s basis. The Company will not receive a deduction in respect of such capital gain (or loss).

Effective Date

     The Plan Amendment to the 2002 Award Plan will become effective when approved by the stockholders. In the event the stockholders fail to approve the Plan Amendment, the 2002 Award Plan will continue in operation pursuant to its terms with no change to the ability to grant stock options or other discretionary grants of options to the Company’s independent directors.

Required Vote for Approval and Recommendation of the Board of Directors

     Approval of the amendment of the 2002 Award Plan requires the affirmative vote of the holders of a majority of the votes cast on the proposal, provided that such affirmative vote represents a majority of the shares present, in person or by proxy, at the meeting and provided that a majority of the outstanding shares of Common Stock are voted on the proposal. Abstentions from voting, as well as broker non-votes, will have the same effect as a vote against the proposal. Unless otherwise instructed, the proxy holders will vote proxies held by them FOR approval of the amendment of the Company’s 2002 Award Plan.

     The Board believes that the Plan Amendment to the 2002 Award Plan is in the best interests of the Company and its stockholders because it will (i) more closely align awards to independent directors with those awarded to the Company’s employees and consultants and allow the flexibility to better tailor the awards to market practice and competitive good governance standards and (ii) allow the Compensation Committee to claw-back payment of awards to participants in circumstances where the Company’s financial statements have had to be restated to reflect adverse results as a consequence of errors, omissions, fraud or misconduct.

____________________________

Our Board of Directors unanimously recommends that stockholders vote “FOR”
approval of the amendment of the Company’s 2002 Award Plan.
____________________________

Equity Compensation Plan Information

     The following table summarizes information, as of December 31, 2008, relating to our equity compensation plans:

	Number of	Weighted
	Securities to be	Average
	Issued upon	Exercise	Number of
	Exercise of	Price of	Securities
	Outstanding	Outstanding	Remaining
	Options,	Options	Available for
	Warrants	Warrants and	Future
	and Rights	Rights[1]	Issuance
Equity compensation plans approved by Security holders:
2002 Long-term Incentive Award Plan	1,522,950	$30.09	2,146,724
1995 Long-term Incentive Stock Plan	184,765	$7.42	—
1996 Employee Stock Purchase Plan	—	—	1,500,143
____________________

1	The weighted average exercise price does not take into account 222,196 of restricted stock units since restricted stock units have no exercise price.

__________________________

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors

     The members of the Board are elected by the stockholders to oversee the management and strategic objectives of the Company’s businesses to ensure that the long-term interests of the stockholders are being served. The Board performs its duties and responsibilities subject to Delaware law, the Company’s Amended and Restated Certificate of Incorporation, By-laws and the Corporate Governance Guidelines.

Corporate Governance Guidelines

     The Board has adopted Corporate Governance Guidelines that provide a flexible framework within which the Board carries out its responsibilities. The Corporate Governance Guidelines include principles that guide Board function and responsibility, Board membership, Board meetings and committees of the Board, access to management, employees and outside advisors, and, as necessary and appropriate, director orientation and continuing education, management succession and annual performance evaluations. The Nominating and Corporate Governance Committee regularly reviews the Corporate Governance Guidelines, and the full Board approves changes as it deems appropriate. The Board most recently approved changes to the Corporate Governance Guidelines that became effective as of February 29, 2009.

Code of Conduct Policy and Compliance Program

     The Board has adopted a Code of Conduct Policy and Compliance Program (“Code of Conduct”) which is applicable to all employees, directors and officers of the Company. The Company also has made available an Ethics Hotline, operated by an independent third party provider, where employees may anonymously report violations or suspected violations of the Code of Conduct. The Audit Committee regularly reviews the Code of Conduct and approves changes as it deems appropriate.

Director Independence

     Upon consideration of the criteria and requirements regarding director independence set forth in the rules adopted by the New York Stock Exchange, the Board has affirmatively determined that each of the non-employee directors standing for election, Messrs. Clark, Kolb, Kriegshauser, Leonard, Rethore, Tokarz and Wagner, have no material relationship with the Company and are independent. The Board also affirmatively determined that Mr. O’Brien, Chairman and Chief Executive Officer of JWHHC, a subsidiary of the Company, who will not be standing for re-election, and Mr. Patrick, the Vice Chairman, Chief Financial Officer and General Counsel of the Company, and Mr. Richmond, the Chief Executive Officer of Jim Walter Resources, Inc., a subsidiary of the Company, are not independent because of their employment relationships with the Company. In making such determinations, the Board considered each relationship between the Company and all directors serving during the 2008 fiscal year as well as director nominees, including the banking and business relationship that exists between the Company and Lehman Brothers, Inc. (“Lehman”) and Mr. Clark’s position as Vice Chairman of Lehman through September 2008. The Board, in reaching its determination, considered: (i) the engagement of Lehman in 2006 as joint book running manager in the initial public offering of the Company’s former water products business and the payment of a fee of approximately $3.86 million and $200,000 for underwriting and advisory fees associated with the Mid-State Capital Corporation private placement in 2006, (ii) the payment in 2007 of $100,000 of structuring advisory fees in connection with the renewal of the Mid-State Trust IX warehouse facility, and (iii) the fact that Mr. Clark received no personal monetary benefit from the fees paid to Lehman by the Company. The Board concluded that the foregoing did not constitute a ‘material relationship’ with the Company within the meaning of the director independence standards adopted by the New York Stock Exchange.

     The Board will monitor and review at least once annually commercial, industrial, banking, charitable and other relationships that directors may have with the Company to determine whether the directors are independent in accordance with the rules adopted by the New York Stock Exchange.

Compensation Committee Interlocks and Insider Participation

     No current member of our Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the Compensation Committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Certain Relationships and Certain Related Transactions

     Our Code of Conduct requires that all of our employees and directors avoid conflicts of interest, defined as situations where the person’s private interests conflict, or even appear to conflict, with the interests of the Company as a whole. At least annually, each director and executive officer completes a detailed questionnaire that asks questions about any business relationship that may give rise to a conflict of interest and all transactions in which the Company is involved and in which the executive officer, a director or a related person has a direct or indirect material interest.

     The Nominating and Corporate Governance Committee (the “Nominating Committee”), which is composed of independent directors, conducts an annual review of the information from the questionnaire, evaluates related party transactions, if any, involving the directors and their related persons and makes recommendations to the Board regarding the independence of each board member.

     If a transaction arises during the year that may require disclosure as a related person transaction, information about the transaction would be provided to the Board in connection with its review, approval or ratification of the transaction.

Communication With the Board

     Communication by interested parties for concerns related to the Company’s financial statements, accounting practices or internal controls may be made to the Chairman of the Audit Committee, in care of the Company’s Secretary at the Company’s headquarters address. Concerns related to the Company’s corporate governance practices, business ethics or corporate conduct may be made to the Chairman of the Nominating Committee, in care of the Company’s Secretary at the Company’s headquarters address. Interested parties may also communicate with any of the independent directors, in care of the Company’s Secretary at the Company’s headquarters address. If the correspondence is specifically marked as a confidential communication for the Board (or a specific member of the Board), the Secretary will not open or read the correspondence, but will forward it to the addressee.

Board Meetings and Attendance; Presiding Director

     During the fiscal year ended December 31, 2008, there were 18 meetings of the Board and each director attended at least 85% of all meetings of the Board and of the committees of the Board on which he served. The Company has a long-standing policy of director attendance at the Annual Meeting. Last year, all of the directors standing for election attended the Annual Meeting. The non-employee directors, all of whom are also independent directors, meet in executive session on at least a quarterly basis. The Non-Executive Chairman, Michael T. Tokarz, presides at the executive session of the independent directors.

Committees of the Board

     The Board has five standing committees: Audit Committee, Compensation and Human Resources Committee, Environmental, Health and Safety Committee, Executive Committee and Nominating and Corporate Governance Committee. The general duties of the committees are described below. From time to time, the Board delegates additional duties to the standing committees.

Name and Members	Responsibilities	Meetings in 2008
Audit Committee Jerry W. Kolb (Chair) Patrick A. Krieghauser A.J.Wagner

All of the members of the Audit Committee are independent as defined under the rules adopted by the New York Stock Exchange (“NYSE”), each meet the independence requirements of the Securities Exchange Act of 1934 (“Exchange Act”), and each member of the Audit Committee meets the definition of financial expert under the rules of the Exchange Act.

16 meetings

The primary duties of the Audit Committee are to:

•   assist the Board in fulfilling its responsibility to the Company’s stockholders relating to the Company’s financial reporting process and systems of internal control
•   determine whether the Company’s financial systems and reporting practices are in accordance with applicable requirements
•   approve services and fees of the Company’s independent auditors
•   periodically monitor the services rendered and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee

The Audit Committee has adopted procedures in its charter for pre-approving all audit and non-audit services provided by the Company’s independent auditors and may delegate this authority to one or more of its members. The Audit Committee considers whether such services are consistent with the Securities and Exchange Commission’s rules on auditor independence and also considers whether the independent auditors are able to provide the most effective services, for reasons such as familiarity with the Company’s current and past business, accounting systems and internal operations, and whether the services enhance the Company’s ability to manage or control risks and improve audit quality.

Compensation and Human Resources Committee Jerry W. Kolb Bernard G. Rethore (Chair) Michael T. Tokarz

All of the members of the Compensation Committee are independent as defined under the rules adopted by NYSE and all qualify as outside directors under the regulations to Section 162 (m) of the Internal Revenue Code.

The primary duties of the Compensation Committee are to:

•   oversee the development of the Company’s compensation policies, plans and practices
•   review and approve annual compensation for the Company’s executive officers and key employees, and recommend director compensation to the Board
•   supervise the administration of incentive-based and equity-based compensation plans, including the performance evaluation and the compensation payable to executive officers and key employees of the Company based on relevant corporate goals and objectives
•   approve the terms of employment, retention and severance arrangements for executive officers, including change in control agreements

11 meetings

Environmental, Health and Safety Committee Howard L. Clark, Jr. Patrick A. Krieghauser (Chair) Mark J. O’Brien

The primary duties of the Environmental Committee are to:

•   review, monitor and discuss with management the status of health, environment and safety issues, including compliance with applicable laws and regulations
•   report to the Board on environmental, health and safety matters affecting the Company

2 meetings

Name and Members	Responsibilities	Meetings in 2008
Executive Committee Howard L. Clark, Jr. Michael T. Tokarz (Chair) Mark J. O’Brien

The primary duty of the Executive Committee is to to exercise the powers of the Board with respect to the management of the business and affairs of the Company when it is not practical for the full Board to meet to review or act upon a matter

1 meeting

Nominating and Corporate Governance Committee Howard L. Clark, Jr. (Chair) Bernard G. Rethore Michael T. Tokarz

All of the members of the Nominating Committee are independent as defined under the rules adopted by NYSE.

The primary duties of the Nominating Committee are to:

•   advise and make recommendations to the Board on all matters concerning directorships.
•   establish the criteria for and the qualifications of person’s best suited to strengthen and balance the Board, recommending nominees for director and recommending directors for membership on various committees of the Board
•   identify candidates for membership on the Board, taking into account all factors it considers appropriate, all in the context of the requirements of the Board at that point in time, which may include a mix of skills, professional accomplishment and experience, strength of character, judgment, diversity of opinion and relevant knowledge about the issues affecting the Company’s businesses and industry

3 meetings

The Nominating Committee will consider candidates for nominees for election as directors of the Company submitted by stockholders. The Nominating Committee’s policy with regard to director candidates submitted by stockholders is to consider such submissions in accordance with the following procedures: Any stockholder who wishes to have the Nominating Committee consider a candidate is required to give written notice of the stockholder’s intention to make such a nomination. Notices of nomination for the 2010 Annual Meeting must be received by the Company’s Secretary no earlier than January 6, 2010 and no later than January 26, 2010. The notice of nomination is required to contain certain information about both the nominee and the stockholder making the nomination, as set forth in the Company’s By-laws. A proposed nomination which does not comply with the above requirements will not be considered.

Corporate Governance Web page and Available Documents

     The Company maintains a corporate governance link on the investors page of its website at www.walterind.com that includes information about corporate governance. The following documents are currently included on the website:

  Amended and Restated Certificate of Incorporation,

  By-laws,

  Corporate Governance Guidelines,

  Code of Conduct and Compliance Program,

  Charters of the Audit, Compensation, Executive, Environmental and Nominating committees.

     Stockholders may also request free print copies of these documents as well as the Company’s Proxy Statement and Annual Report by writing to the Company’s Secretary, Walter Industries, Inc., 4211W. Boy Scout Blvd., Tampa, Florida 33607.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee consists entirely of independent directors and is responsible for reviewing and approving executive compensation philosophy and policies, as well as the application of such policies to the compensation of the Company’s executive officers.

     The purpose of the Company’s executive compensation program is to (i) attract, motivate and retain qualified key executives who are responsible for the success of the Company as a whole, (ii) provide incentives to management to increase stockholder value, (iii) increase the overall performance of the Company and (iv) increase the performance of individual executives.

     The principal elements of the Company’s executive compensation for the year ended December 31, 2008 were base pay, annual cash incentive compensation and stock-based incentives. The Compensation Committee generally aims to set the midpoint of each element of compensation within a salary grade, as well as overall compensation for each salary grade, at approximately the 50th percentile relative to a group of companies deemed by the Compensation Committee to be comparable to the Company. The Compensation Committee believes that the short-term incentive component of executive compensation should be variable, depending on business results, and that the long-term equity-based incentive component should align executive compensation with shareholder return.

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Committee’s review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

     This report is provided by the following directors, who constitute the Compensation Committee:

THE COMPENSATION AND HUMAN
RESOURCES COMMITTEE
BERNARD G. RETHORE, Chairman
JERRY W. KOLB
MICHAEL T. TOKARZ

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

     This Compensation Discussion and Analysis section is designed to explain the material elements of compensation paid to our Named Executive Officers, review the compensation objectives, policies and decisions of our Compensation Committee and describe the manner and context in which compensation is awarded to and earned by these individuals.

The Named Executive Officers

     A number of senior leadership changes occurred in 2008. The following summary provides context for actions described in this Compensation Discussion and Analysis.

Name	Previous Position	Current Position
Victor P. Patrick	Vice Chairman and General Counsel	Vice Chairman, Chief Financial Officer and General
	Walter Industries, Inc.	Counsel, Walter Industries, Inc.
George R. Richmond	Chief Executive Officer	Chief Executive Officer
	Jim Walter Resources, Inc.	Jim Walter Resources, Inc.
Mark J. O’Brien	Chairman and Chief Executive Officer	Chairman and Chief Executive Officer
	JWHHC	JWHHC
Charles E. Cauthen, Jr.	Chief Financial Officer	Chief Operating Officer
	JWHHC	JWHHC
Joseph J. Troy	Chief Financial Officer	Executive Vice President
	Walter Industries, Inc. (through February 13, 2008)	JWHHC (through December 31, 2008)

Executive Summary

     Under the oversight of the Compensation Committee, the Company maintains an executive compensation program for our executive officers and key employees, including our Named Executive Officers, that is heavily focused on performance. The design and operation of the program reflects the following objectives:

  Recruiting and retraining highly qualified executive officers;

  Implementing measurable performance targets; and

  Aligning our executives’ interests with our shareholders’ interests.

     These objectives are achieved through the following compensation principles:

  Paying annual compensation that is competitive with that offered for similar positions by other public peer companies of similar sizes;

  Linking long-term compensation to objectives performance; and

  Aligning executive officer’s compensation to the performance of the business over which the executive has the most control.

Oversight of Compensation Program

     The Compensation Committee of the Board is responsible for reviewing and approving annually all compensation decisions affecting executive and key officers of the Company, including our Named Executive Officers.

     The Compensation Committee recognizes the importance of the development and administration of the Company’s compensation and benefit programs and performs the following functions in carrying out its primary duties:

  Reviews and approves corporate goals and objectives relevant to executive officer compensation, including annual performance objectives.

  Evaluates the performance of executive officers in light of their goals and objectives and, based on this evaluation and a review of detailed compensation tally sheets, approves the annual salary, annual incentive compensation, equity incentives and other benefits of the executive officers.

  Reviews annually the operations of the Company’s executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose.

  Takes steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and Company performance.

  Establishes and periodically reviews policies relating to executive officer perquisites.

     The Compensation Committee does not delegate any of these duties. Company management provides recommendations to the Compensation Committee regarding compensation matters at the request of the Compensation Committee.

Compensation Committee Consultant

     The Compensation Committee engages Hewitt Associates (“Hewitt”) as an outside consultant to advise the Compensation Committee on executive compensation, perquisites and benefits matters. Hewitt also provided benefits outsourcing and actuarial services to the Company in 2008. The Compensation Committee looks to the outside compensation consultants to review the elements of the Company’s compensation program and recommend any modifications, including the appropriate mix of annual incentive and long-term incentives, based on the consultants’ review of the market practices of a peer group of companies. The consultants also provide input on the design of the Company’s incentive programs and the underlying performance metrics.

     The Compensation Committee also uses the compensation consultants’ benchmarking studies to determine the market pay practices of similarly situated executives to our executive officers, including our Named Executive Officers.

The Compensation Committee’s policy is to use the data prepared and presented by the outside compensation consultants as a reference point or guideline. Actual compensation may be higher or lower than the compensation for executives in similar positions at comparable companies based on the performance, skills, experience and specific role of the executive officer in the organization.

Principal Executive Officer and Management’s Role

     The Compensation Committee meets with the executive officers at various times during the year, which allows the Compensation Committee to perform its own assessment of the performance of each executive officer. The Compensation Committee considers the evaluation by the Company’s principal executive officer of the executive officers and other key employees. At the Compensation Committee’s request, the principal executive officer reviews and discusses the performance and compensation of the Company’s Named Executive Officers. The Compensation Committee also considers the recommendations of the executive officers regarding total compensation for those key employees reporting to them. The Compensation Committee is assisted in the administration of its decisions by the Company’s principal Human Resources executive officer.

Tally Sheets

     Compensation tally sheets for each component element of the executive officer’s compensation are prepared for and reviewed by the Compensation Committee on an annual basis, as well as at the time of promotion or other change in responsibilities and in connection with special awards. The tally sheets affix dollar amounts to all components of the executive officer’s compensation, including salary, incentive pay, deferred compensation, outstanding equity awards, other benefits and potential change in control severance payments. The Compensation Committee reviews the tally sheets against the survey data provided by Hewitt and may consider internal and external adjustment factors such as time in position and experience, individual performance, business impact, affordability, future potential, retention and attraction concerns when determining compensation.

General Market and Peer Group Data

     2008 Peer Group. For benchmarking purposes, the Compensation Committee considers external market data on compensation practices and programs provided by Hewitt to aid in the determination of competitive levels of compensation for our executive officers, including each of our Named Executive Officers. Due to the diverse nature of the operating segments of the Company, since 2007, with the assistance of Hewitt, the Compensation Committee has utilized a peer group of 121 U.S. general industry companies with revenues between $500 million and $3 billion, having median revenues of $1.47 billion. The Compensation Committee believes that the general industry companies yield a survey group of companies with comparable compensation criteria to our businesses and provides functional benchmark job matches for all positions for our executive officers. Due to the differences in size among the comparator companies, Hewitt performed regression analysis to determine market compensation levels for our executive officers and Named Executive Officers. Our 2008 peer group of companies can be found in Appendix D to this Proxy Statement.

     In addition, the Compensation Committee also analyzed executive compensation information compiled from the latest proxy statements of coal and homebuilding companies as benchmarking tools when considering the compensation decisions as it related to executive officers of the coal business, including our Named Executive Officer Mr. Richmond and executive officers of our homebuilding and financing businesses, including Named Executive Officers Messrs. O’Brien and Cauthen.

     2009 Peer Group. For purposes of establishing 2009 compensation, with the announced separation of the Financing business which is expected to occur in the second quarter of 2009, closure of the Homebuilding business in December 2008, and the Company’s positioning to become a pure play natural resources and energy company, the Compensation Committee revised the peer group. The peer group against which the Named Executive Officers will be benchmarked consist of the following coal mining and other resource mining companies:

• Alliance Resource Partners, L.P.	• James River Coal Company
• Alpha Natural Resources, Inc.	• Massey Energy Company
• Arch Coal, Inc.	• National Coal Corp.
• Cleveland-Cliffs Inc.	• Patriot Coal Corporation
• CONSOL Energy Inc.	• Peabody Energy Corporation
• Foundation Coal Holding, Inc.	• Penn Virginia Resource Partners, L.P.
• International Coal Group, Inc.	• Westmoreland Coal Company

     In addition to the coal mining and other resource mining companies, for purposes of benchmarking positions held by executive officers reporting to the Named Executive Officers, the Compensation Committee selected a comparator group having comparable revenue to the Company that may draw talent from similar labor markets, including:

• Alleghany Energy Inc.	• Neenah Paper, Inc.
• Boise, Inc.	• Pioneer Natural Resources Company
• Cleco Corporation	• Portland General Electric Company
• Sonoco Products Company	• Gerdau Ameristeel Corporation
• Temple-Inland Inc.	• Kaiser Aluminum Corporation
• Vulcan Materials Company	• Kennametal Inc.
• WGL Holding, Inc.	• Martin Marietta Materials, Inc.
• Worthington Industries, Inc.	• Ash Grove Cement Company
• Joy Global, Inc.	• Dynegy, Inc.
• Mirant Corporation	• Noble Energy Inc.
• Packaging Corporation of America	• Questar Corporation

Compensation in Context: Company Performance in 2008

     In 2008, the Company achieved certain milestones in a number of areas in which we judge our corporate performance:

  Generated record earnings and cash flow for the year

  Produced record metallurgical coal tonnages at Jim Walter Resources Mine Nos. 4 and 7

  Made excellent progress on key strategic initiatives

    Completed core infrastructure for significant metallurgical coal expansion

    Increased high quality metallurgical coal reserves by approximately 30 percent

    Increased steam and industrial coal annual production capacity to approximately 1.5 million tons

    Announced spin-off of the Financing business and merger with a publicly traded REIT in a difficult financial market

  Returned cash to the Company’s stockholders, including $16 million in dividends and $64.6 million in share repurchases

2008 Compensation Elements

     The Company’s executive compensation programs are structured to align the interests of stockholders and the interests of management, while appropriately meeting the needs of the Company in operating its businesses. The Company’s compensation design objectives include elements such as base compensation intended to attract and retain qualified executives, as well as at-risk compensation designed to motivate, align and reward our executive officers responsible for the success of the Company and include the following:

Base Compensation
Salary	Semi-monthly cash payments that provide a fixed level of cash compensation that take into account job responsibilities, experience level and competitive market data

Other Compensation

Programs that encompass health and welfare benefits and retirement benefits such as defined benefit plans and tax-qualified 401(k) plans, substantially similar to the basic level of benefits offered by companies in our businesses, including certain perquisites

At-Risk
Compensation
Cash Incentives	Performance-based annual incentive opportunity that rewards current-year performance for achievement of annual financial goals, as well as the achievement of specific individual goals

Equity Compensation

Aligns interests of executive officer with the stockholder and provides rewards for achievement of long-term accomplishments and promotes employment retention in the form of non-qualified stock options and restricted stock units that vest over a three-year period

Base Compensation

Salary

     The Company has, for many years, maintained specific salary grade levels and corresponding pay ranges for every salaried position in the Company. The Compensation Committee generally aims to set the midpoint of each element of executive officer compensation within a salary grade, as well as overall compensation for each salary grade, at approximately the 50th percentile relative to our peer group of companies. The Compensation Committee reviews and approves the base salary of each executive officer on an annual basis, as well as at the time of promotion or other change in responsibilities. In determining salary adjustments, the Compensation Committee considers the responsibilities associated with the position, individual contribution and performance, position within the salary range, retention, experience, Company performance and the level of pay compared to the general industry peer group companies. Annual salary reviews of the Company’s executive officers, including the Named Executive Officers, generally occur at the time of the first regular meeting of the Compensation Committee in the year and adjustments, if applicable, occur on March 1.

2008 Base Salary

      The following table reflects our Named Executive Officer’s base salary as of March 1, 2008, and a comparison of 2008 base salary to our peer group.

		2008 Base Salary
	Base Salary in 2008	Percentage Above or Below
Named Executive Officer	($)	50th Percentile of Peer Group
Victor P. Patrick	425,000	-7.7%
George R. Richmond	500,000	29.9%
Mark J. O’Brien[1]	161,150	-54.0%
Charles E. Cauthen, Jr. [1]	337,025	10.8%
Joseph J. Troy	352,240	-3.2%

____________________

     1In connection with the planned spin-off of the Financing business from the Company and the anticipated merger of the financing business with a publicly traded real estate investment trust (REIT), Hewitt provided JWHHC with a proposed compensation structure for a publicly traded REIT. Based on market data sources utilized by Hewitt, the proposed structure included recommendations related to base salary, annual cash incentive compensation and long-term incentives for the positions Messrs. O’Brien and Cauthen would hold in the spun and merged entity. The market data sources utilized by Hewitt included REIT proxy data, REIT survey data that blended REITs with less than $1 billion market cap and having 200 to 750 employees, and general industry companies with revenues regressed to $220 million. In connection with the employment positions each accepted associated with the planned spin-off and proposed merger, on October 1, 2008, the base salary of Messrs. O’Brien and Cauthen was adjusted to $500,000 and $400,000, respectively. When compared against the REIT market data sources, the base salary of Mr. O’Brien is 9.5% below the 50th percentile and Mr. Cauthen is 7% above the 50th percentile relative to the REIT market data sources.

     Salaries paid to Named Executive Officers in 2008 are reflected in the “Salary” column of the Summary Compensation Table on page 36.

At-Risk Compensation

Cash Incentive Compensation

     Annual incentive compensation provides executive officers, including the Named Executive Officers and other key employees, the opportunity to earn cash upon the achievement of specific pre-established measurable financial, operational and individual objectives. The Compensation Committee believes that annual cash incentives motivate and provide focus on the achievement of short-term financial, strategic and individual performance goals, which ultimately lead to favorable long-term operating results. In 2008, annual incentive compensation was awarded to certain of our Named Executive Officers under the Company’s Executive Incentive Plan (the “EI Plan”), which was approved by our stockholders in 2006. Financial, operational and individual goals are established and approved by the Compensation Committee in the first quarter of the calendar year. Annual incentive opportunities are targeted at approximately the 50th percentile relative to our peer group of companies.

     The EI Plan design for 2008 established threshold target and maximum payouts for the metrics utilized for measuring performance of the corporate office and the Natural Resources business. Financial and operational metrics were based upon the 2008 business plan as approved by the Compensation Committee and the Board. A safety metric was utilized to incentivize our subsidiaries to maintain an accident-free work environment and to insure that the Company was continuing to make progress in achieving this objective. Each plan participant, including the Named Executive Officers, had a designated target incentive opportunity, expressed as a percentage of base pay approved by the Compensation Committee at the beginning of the plan year. Target incentive opportunities were benchmarked against market data provided to the Compensation Committee by Hewitt. Actual payment may increase or decrease from target incentive opportunity depending on actual performance compared to performance goals and final determination by the Compensation Committee. Payouts under the EI Plan can range from 0% to 200% of the target incentive opportunity based upon results achieved.

Overall Performance

Payable as a Percent of Target Dollars
At Minimum Performance	At Target Performance	At Maximum Performance
0%	100%	200%

     The following table shows the 2008 annual incentive targets for plan participants in the corporate office and the Natural Resource business:

Business or Operation	Goals	Financial/Operational Component
Corporate Office	• Financial- 80%	Consolidated net income- 40%
Consolidated return on net assets- 40%
• Individual- 20%
Natural Resources Business	• Financial and operational – 85%	Earnings Before Interest & Taxes- 30%
Return on Net Assets- 15%
Production- 25%
Safety- 15%
• Individual- 15%

     Minimum earnings per share threshold of $1.38 per diluted share had to be achieved for any payout under the EI Plan.

     For 2008, the Compensation Committee determined that a portion of the opportunity made to our executive officers, including our Named Executive Officers, should be dependent upon goals unique to the individual executive position. Each of our Named Executive Officers established his own strategic goals for the year which were approved by the Committee. At the end of the performance period, each Named Executive Officer submits to the Compensation Committee a self-evaluation of his performance relative to such goals. Input from our Vice Chairman is provided, as may be requested by the Compensation Committee. The Compensation Committee may use its discretion to consider matters such as individual contribution and performance, strategic plans and market conditions when performing its review, and, if it deems appropriate, the Compensation Committee will approve awards to each such Named Executive Officer based on the achievement of such individual goals and the Company’s performance with respect to the annual financial and operational goals.

     In February 2009, the Compensation Committee reviewed actual results for 2008 with respect to achievement of financial, operational and individual goals. The Company’s corporate office achieved financial performance results of 131.9% of their financial targets. The Natural Resources business achieved financial performance results of 125.9% of their financial and operational targets.

     The following table sets forth the results of the financial and operational metrics:

Metric	% Weighting	% of Target Achieved	Actual Payout as a % of Weighting
Corporate Office:
Consolidated net income	40	281.6	80.0
Consolidated return on net assets	40	129.7	51.9
Totals:	80		131.9

Natural Resource Business:
Earnings Before Interest & Taxes	30	182.2	54.7
Return on Net Assets	15	181.8	27.2
Production	25	110.2	27.5
Safety	15	110.5	16.5
Totals:	85		125.9

     The Compensation Committee considered each of the Named Executive Officer’s contributions to the achievement of individual goals as they related to the strategic initiatives of the Company, including contributions to the achievement of the Company’s financial goals, the achievement of certain production, expansion and safety initiatives and the achievement of an announced separation strategy of the Financing business from the Company.

     As a result of these considerations, the Compensation Committee approved the following 2008 payout amounts for the following Named Executive Officers under the EI Plan:

	Target Payout as	Payout Range as	Target Award	Maximum Award	Actual Award
Name	a % of Salary	a % of Target	($)	($)	($)
Victor P. Patrick[1]	80	0-200	329,375	658,750	499,433
George R. Richmond[2]	100	0-200	470,833	941,666	719,842
____________________

[1]	Prorated two months at 65% and 10 months at 80% (based on approved adjustment of target payout on March 1, 2008)
[2]	Prorated two months at 65% and 10 months at 100% (based on approved adjustment of target payout on March 1, 2008)

     On December 17, 2008, the Compensation Committee approved an annual incentive award of $211,344 under the terms of the EI Plan for Mr. Troy. The incentive award was paid at target of 60% of base salary upon the achievement of metrics associated with the announced spin off of the Company’s Financing business and merger with a publicly traded REIT.

     For fiscal 2008, the Compensation Committee did not make any awards to Messrs. O’Brien and Cauthen under the terms of the EI Plan. In December 2008, Messrs. O’Brien and Cauthen were paid bonuses of $500,000 and $400,000, respectively, in connection with the employment positions each accepted associated with the planned spin-off of the Company’s financing business and proposed merger with a publicly traded REIT.

Equity-Based Compensation

     Long-term equity-based incentive compensation is awarded under the Company’s 2002 Award Plan and provides an opportunity for executive officers, including our Named Executive Officers, and certain key employees to increase their stake in the Company through grants and issuance of equity awards. The purpose of the 2002 Award Plan is to provide equity as a component of executive compensation to assure external competitiveness of total compensation, to motivate executive officers and key employees to focus on long-term Company performance and to retain the services of the executives during the vesting period since, in most circumstances, the awards will be forfeited if the executive leaves the employ of the Company before the award vests.

     Under the 2002 Award Plan, grants of awards are made by the Compensation Committee based on recommendations of the executive officers with respect to those executives and key employees reporting to them, and the advice of the Compensation Committee’s outside consultant, Hewitt. In determining grants of awards, the Compensation Committee considers the respective responsibilities of each individual, external stock-based compensation survey data provided by Hewitt, peer group comparisons and the strategic and operational goals and performance of each executive officer. Awards to the executive officers are determined individually by the Compensation Committee and are based upon, among other things, the Compensation Committee’s appraisal of the contributions by those officers to the Company’s long-term performance. The Compensation Committee bases the annual equity award on a target projected economic value of the award, as provided by Hewitt.

     The Compensation Committee reviews and approves equity-based compensation for each executive officer on an annual basis, as well as at the time of promotion or other change in responsibilities and in connection with special awards. The Company does not coordinate the timing of equity grants with the release of material non-public information. The Company’s annual long-term equity awards are granted at a fixed time each year, generally at the time of the first regular meeting of the Compensation Committee in the year. In 2008, this meeting was held on February 27, 2008. Based on external market data provided by Hewitt, the Compensation Committee targeted a value mix of 1/3 non-qualified stock options and 2/3 restricted stock units. The cash value of the award was determined by targeting a value at the 50th percentile of the survey data. In determining the actual number of stock options and restricted stock units to be granted, the Compensation Committee relied upon a methodology developed by Hewitt to assign an economic value to each equity award. This economic value is based on a modified Black-Scholes methodology and depends, in part, on the vesting schedule, exercise period, stock volatility and the impact of employment terminations. The economic value of the long-term equity compensation awards to the Named Executive Officers in 2008 were targeted at the 50th percentile for similar positions in Walter’s peer group.

     The following table reflects the economic value of the long-term equity awards to our Named Executive Officer’s in 2008 and a comparison of the awards to our peer group.

	Long-Term Equity Award in 2008	2008 Equity Award
	(Economic value)	Percentage Above or Below
Named Executive Officer	($)	50th Percentile of Peer Group
Victor P. Patrick	500,000	1.3%
George R. Richmond	500,000	25.5%
Mark J. O’Brien	341,240	0%
Charles E. Cauthen, Jr.	250,000	-7.7%
Joseph J. Troy	125,000	-68.3%

2009 Long-term Equity Awards

     Based on external market data provided by Hewitt, the Compensation Committee has established a long-term incentive value mix of ½ non-qualified stock options and ½ restricted stock units, with the economic value of the award targeted at the 50th percentile of the survey data to ensure the total compensation package remains competitive with the Company’s peer group.

Non-Qualified Stock Options

     Non-qualified stock options are inherently performance-based and align the interests of the executive officers with the stockholder because the exercise price is granted at the then market value of the Common Stock on the grant date and the option has value only if the stock price of the Common Stock appreciates over time. The exercise price of the option is determined by using the average of the high and low price of the Common Stock as traded on the New York Stock Exchange on the date of the grant. The Company believes that this methodology is more representative of the fair value than the closing market price. The Company has consistently used this methodology for over 14 years.

     The stock options granted in 2008 have a ten-year term and vest ratably on the first, second and third anniversary of the option grant. At the end of the option term, the right to purchase any unexercised options expires and the options are forfeited. Subject to exceptions at the discretion of the Compensation Committee, unvested options are forfeited by the executive in the case of death, disability, retirement, voluntary or involuntary termination of employment with the Company, except in those instances where the executive officer’s employment agreement provides otherwise. Under a change in control of the Company, stock options automatically vest and become exercisable, subject to the terms of the Long-term Incentive stock plan and remain exercisable until the expiration date of the option award.

Restricted Stock Units

     In order to align the Company’s practices with the market, maximize retention and motivate executive officers, the restricted stock units awarded to the Company’s executive officers, including the Named Executive Officers on February 27, 2008, vest ratably on the first, second and third anniversary of the grant date. The number of restricted stock units awarded to each executive officer was determined by the then market value of the Common Stock based on the average of the high and low prices of our stock as traded on the New York Stock Exchange on the date of the award. Subject to exceptions at the discretion of the Compensation Committee, all unvested restricted stock units are forfeited in the case of death, disability, retirement, voluntary or involuntary termination of employment with the Company. Under a change in control of the Company, all shares of restricted stock units immediately vest.

     Information related to the stock options and restricted stock units awarded to the Named Executive Officers in 2008 can be found in the Grants of Plan-Based Awards table on page 38.

Other Compensation

Retirement Benefits

Defined Benefit Plan

     The Pension Plan for Salaried Employees of Walter Industries, Inc., its Subsidiaries, Divisions and Affiliates (the “Pension Plan”) is a tax-qualified defined benefit pension plan for salaried employees of participating subsidiaries of the Company. Benefits are based upon years of service with the subsidiary and the highest average annual compensation, including overtime pay, incentive compensation and certain other forms of compensation reportable as wages taxable for Federal income tax purposes, for the five consecutive years of earnings within the final ten years of employment by the participant. The plan is integrated with social security. Normal retirement under the Pension Plan is age 65, provided the participant has at least 5 years of service. Early retirement benefits are available under the Pension Plan at age 50 provided the participant has at least 10 years of service. Enhanced early retirement benefit payments are available under the Pension Plan upon the attainment of 80 points, a combination of age and years of service.

     Executive officers whose contributions under the Pension Plan have been limited by the statutory provisions of the Internal Revenue Code participate in the Supplemental Pension Plan (the “Supplemental Pension Plan”). The Supplemental Pension Plan allows the Company to provide the same benefit value to impacted employees as other participating employees. The Supplemental Pension Plan is an unfunded plan. The Company pays the present value of such benefits on the first day of the second month following termination of employment or in a manner designed to avoid the imposition of an excise tax under Internal Revenue Service Code Section 409A.

     Mr. Richmond is the only Named Executive Officer who participates in the Company’s defined benefit Pension Plan. Information related to Mr. Richmond’s participation in the Pension Plan and Supplemental Pension Plan is reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table on page 36 and the Pension Benefits Table on page 41.

Tax Qualified 401(k) Plans

Retirement Savings Plan

     The Retirement Savings Plan (“Savings Plan”) is a tax-qualified 401(k) plan with a profit sharing feature. The Savings Plan provides retirement benefits for non-union employees of the Company and participating subsidiaries who do not participate in the Walter Pension Plan. Participating employees can contribute a portion of his or her salary on a pre-tax basis up to a maximum amount as set by the Internal Revenue Service. For 2008, the maximum pre-tax contribution by an employee into the Savings Plan was $15,500, except for certain catch-up contributions permitted by participants who are age 50 or older. The Company matches dollar for dollar up to the first 4% of the employees’ pay contributed on a pre-tax basis. The Company also makes a discretionary contribution at the end of each calendar year. The discretionary contribution is a percentage of base pay. In 2008, consistent with prior years, the Company made a 6% discretionary contribution to participant’s accounts. Vesting of the discretionary portion of the Savings Plan occurs ratably over the employee’s initial 5 years of service. Vested amounts contributed by the Company in the Savings Plan for the benefit of the employee, plus earnings, become payable upon termination of employment, death, disability and retirement.

     Executive officers whose contribution under the Savings Plan has been limited by the statutory provisions of the Internal Revenue Code participate in the Supplemental Retirement Plan (“Supplemental Retirement Plan”). The Supplemental Retirement Plan allows the Company to provide the same contribution, on a percentage basis, to impacted employees as other participating employees. At the time the employee commences participation in the Supplemental Retirement Plan the employee may elect to receive payments upon termination of employment, death, disability and retirement in a lump sum or in equal installments. If the participating employee fails to make an election, accrued amounts are payable, at the discretion of the Company, in either a lump sum or equal installments.

     Our Named Executive Officers Patrick, O’Brien, Troy and Cauthen participate in the Savings Plan and the Supplemental Retirement Plan.

     The Company’s contributions to the retirement plans for participating Named Executive Officers for 2008 can be found in the “All Other Compensation” column and footnote 5 of the Summary Compensation Table on page 36. Supplemental Retirement Plan information is reflected in the Nonqualified Deferred Compensation Table on page 41.

Subsidiary 401(k) Plan

     Subsidiaries that participate in the Pension Plan and do not participate in the Savings Plan, participate in the 401(k) plan (the “401(k) Plan”). Participating employees can contribute a portion of his or her salary on a pre-tax basis. Effective January 1, 2008, the participating employers elected to add a matching component to the plan of $0.50 per $1.00 up to the first 6% of pay contributed to the plan by the employee on a pre-tax basis. Matching contributions by the subsidiary employer vest ratably over the employee’s initial 5 years of service. Amounts contributed by the subsidiary employer in the 401(k) Plan for the benefit of the employee, plus earnings, become payable upon termination of employment, death, disability and retirement.

     Mr. Richmond is the only Named Executive Officer who participates in the 401(k) Plan. The Company’s contributions to the 401(k) for Mr. Richmond for 2008 can be found in the “All Other Compensation” column and footnote 5 of the Summary Compensation Table on page 36.

Deferred Compensation

     Walter Industries Executive Deferred Compensation Plan (the “Deferred Compensation Plan”) provides executive officers and certain key employees who contribute substantially to the success of the Company the opportunity to defer the receipt of certain compensation. A participant may defer up to 100% of base salary and 100% of amounts earned under the annual cash incentive plan. The principal benefit to executive officers who participate in the Deferred Compensation Plan is that taxes are deferred until the amounts are withdrawn so that savings accumulate on a pre-tax basis. At the time the employee commences participation in the Deferred Compensation Plan the employee may elect to receive payments upon termination of employment, death, disability and retirement in a lump sum or in equal installments. If the participating employee fails to make an election, deferred amounts are payable, at the discretion of the Company, in either a lump sum or equal installments.

     In fiscal 2008, none of our Named Executive Officers participated in the Deferred Compensation Plan.

Employee Stock Purchase Plan

     The Company’s Amended and Restated Employee Stock Purchase Plan (“ESPP”) is a non-qualified stock purchase plan that enables all employees of the Company, and its subsidiaries, the ability to purchase Company Common Stock through regular payroll deductions. Deductions can be made in even dollar amounts or as a percentage of base salary. Participation requires a minimum monthly deduction of $10.00 and cannot exceed 10% of monthly base salary. The Company contributes an additional amount equal to 15% of the employee’s payroll contribution. Upon completion of 5 years of participation in the program, the Company match to the employee contribution automatically increases to 20%.

     The Named Executive Officers currently participating in ESPP include Messrs. Patrick, Richmond and Cauthen. Mr. Troy participated in ESPP through December 31, 2008.

Perquisites and Other Personal Benefits

     The Company provides certain perquisites to the Named Executive Officers that it believes are reasonable and consistent with its overall compensation program. The Compensation Committee periodically reviews the level of perquisites provided to the Named Executive Officers. The Company does not reimburse executives for income taxes related to executive perquisites. Perquisites provided to the Named Executive Officers in 2008, are as set forth in the “All Other Compensation” column and footnote 5 of the Summary Compensation Table on page [ ].

Health and Welfare Benefits

     The Company offers group medical, dental, vision, group life insurance and disability coverage in a flexible benefits package to all active employees of the Company and its subsidiaries, including the Named Executive Officers. Every employee is provided life insurance and accidental death coverage up to one times his or her base salary at no charge to the employee. The employee for an additional charge may obtain coverage up to four times base salary. The Company provides long-term disability coverage up to $10,000 per month.

Employment, Severance and Change in Control Arrangements

     The Company has entered into employment agreements with each of its Named Executive Officers. The employment agreements contain provisions for severance benefits as an inducement to recruitment. Each Named Executive Officer requested the provision prior to his acceptance of the employment position. The Company believes that the severance benefits are consistent with industry practice. In addition, the Company has change in control agreements with certain of its Named Executive Officers. See the section entitled “Employment, Severance and Change in Control Arrangements” beginning on page 42 for a complete discussion of the arrangements with the Named Executive Officers.

Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code, limits the tax deductibility of compensation paid to the Company’s executive officers in excess of $1 million in any year. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals. Performance-based compensation such as annual cash incentive compensation and stock-option awards meet these requirements, and as such are deductible by the Company when they are paid to the executive officer. It is the intent of the Compensation Committee to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) of the Internal Revenue Code so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation.

     In 2006, the Compensation Committee adopted and the shareholders approved the Walter Industries, Inc. Executive Incentive Plan (the “EI Plan”). Under the terms of the EI Plan, the maximum annual cash incentive that may be awarded to all executive officers participating in the EI Plan is 3% of the Company’s operating income. The maximum cash payment that may be made to any single executive officer under the EI Plan may not exceed 50% of the award pool. The Compensation Committee is responsible for determining those executive officers who may participate in the EI Plan and the nature and amount of each award. The Compensation Committee has discretion under the EI Plan to decrease the size of the award pool, and to modify any award target for any executive officer, or make no award. In 2008, approximately eight executive officers were eligible to participate in the EI Plan.

Other Compensation Policies

Equity Stock Ownership Policy

     Management and the Board believe that the Company’s executive officers should have a meaningful equity interest in the Company. On February 27, 2009, the Company adopted a stock ownership policy that encourages the acquisition and retention of Company stock. The Company’s Vice Chairman and the CEO of the Natural Resources business are encouraged to acquire and retain Company stock having a value equal to five times their base salary. Other executive officers are encouraged to acquire and retain Company stock having a value equal to a specific multiple of 1.5 to 3 times their base salary. Prior to attaining the target ownership level, a 50% retention ratio requirement is in place that restricts the executive officers in their ability to sell equity obtained through company programs. All executive officers are encouraged to meet these ownership levels within five years of adoption of the policy or assumption of their executive positions.

     Prior to the adoption of the policy described above, stock ownership guidelines setting forth the number of shares of Company stock a Named Executive Officer was required to purchase directly in the open market was an element of the employment agreement the Named Executive Officer executed with the Company. Of the Named Executive Officers, Messrs. Patrick, Richmond, Troy and Cauthen satisfied their individual requirements under the terms of their original employment agreements with the Company. Mr. O’Brien’s association with the Company was initially as a non-employee director and therefore his employment agreement did not contain this requirement.

     More information regarding the beneficial stock ownership of the Named Executive Officers can be found in the Ownership of Directors and Executive Officers table on page 51.

Compensation Recovery Policy

     It is the Board’s policy that the Compensation Committee has the authority to make retroactive adjustments to any cash or equity-based incentive compensation paid to executive officers where the payment was predicated upon the achievement of certain financial results. In the event that those financial results are subject to restatement, the Compensation Committee will evaluate the nature and impact of the restatement and make appropriate retroactive adjustments.

     On February 27, 2009, the Compensation Committee adopted a claw-back policy that provides that the Company, will to the extent permitted by law, obtain reimbursement of any cash incentive, equity compensation or severance plan disbursement where the payment was predicated upon the achievement of financial results that are subsequently the subject of restatement as a consequence of errors, omissions, fraud or misconduct. Errors, omissions, fraud or misconduct may include (but are not limited to) circumstances where the Company has been required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements, as enforced by the Securities and Exchange Commission, and the Committee has determined in its sole discretion that the participant knew of the material noncompliance or circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring such noncompliance to the attention of the appropriate individuals within the Company, or personally or knowingly engaged in practices which materially contributed to the circumstances that enabled the material noncompliance to occur.

SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation earned by the Named Executive Officers for the year ended December 31, 2008.

Summary Compensation Table

							Change in
							Pension Value
							and Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position[1]	Year	($)	($)	($)[2]	($)[2]	($)[3]	($)[4]	($)[5]	($)
Victor P. Patrick	2008	418,053	0	421,030	338,151	499,433	0	68,609	1,745,276
Vice Chairman,	2007	381,000	0	509,320	561,626	263,983	0	51,282	1,767,211
Chief Financial Officer	2006	322,516	0	450,052	344,434	382,326	0	42,945	1,542,273
and General Counsel
George R. Richmond	2008	488,053	0	686,503	911,669	719,842	366,000	30,900	3,202,967
Chief Executive Officer	2007	425,840	0	516,862	1,956,664	322,727	124,000	24,000	3,370,093
of Jim Walter Resources,	2006	395,573	0	301,362	2,734,568	200,965	633,958	23,000	4,289,426
Inc., a subsidiary of the
Company
Mark J. O’Brien	2008	244,904	500,000	208,774	711,158	0	0	40,122	1,704,958
Chairman and Chief	2007	154,500	0	68,713	1,562,651	304,855	0	31,877	2,122,596
Executive Officer of JWH	2006	124,432	0	0	2,314,734	186,250	0	72,115	2,697,531
Holding Company, LLC, a
subsidiary of the Company
Charles E. Cauthen, Jr.	2008	350,765	400,000	239,730	271,299	0	0	53,725	1,315,519
Chief Operating Officer of	2007	325,000	0	162,181	847,953	285,114	0	41,407	1,661,655
JWH Holding Company,	2006	298,700	0	135,080	543,954	242,680	0	40,678	1,261,092
LLC, a subsidiary
of the Company
Former Officer
Joseph J. Troy	2008	352,240	0	224,032	0	211,344	0	59,552	847,168
Chief Financial Officer	2007	350,200	0	542,210	484,249	224,553	0	44,302	1,645,514
of the Company	2006	314,641	0	495,340	335,168	340,043	0	40,678	1,525,870
(through February 13, 2008)
____________________

1

The Named Executive Officers include each person who was the principal executive officer or principal financial officer during 2008, and the three other most highly compensated executive officers who were serving as executive officers at December 31, 2008.

Our principal executive officer and principal financial officer is Victor P. Patrick, Vice Chairman, Chief Financial Officer and General Counsel. Mr. Patrick assumed the additional role of Chief Financial Officer on February 13, 2008.

Joseph J. Troy served as Executive Vice President of Structured Finance, JWH Holding Company, LLC from February through December 31, 2008. Mr. Troy previously served as Executive Vice President, Chief Financial Officer since August 2006. Mr. Troy also served as Senior Vice President—Financial Services, President of Walter Mortgage Company and Senior Vice President and Treasurer of the Company since November 2000. He was Executive Vice President and Chief Financial Officer of Gold Standard Multimedia from February 2000 to November 2000. From 1998 through February 2000, he was Vice President and Treasurer of the Company.

The three next most highly compensated officers in 2008 are Messrs. George R. Richmond, Mark J. O’Brien, and Charles E. Cauthen.

2	The value of stock and option awards in these columns represent the accounting charge for equity compensation expense recognized by the Company in 2008 for restricted stock units and stock options granted in 2008 and previous years as required by the Statement of Financial Accounting Standards No. 123(revised 2004), "Share-Based Payment" and the Securities and Exchange Commission Staff Bulletin No. 107 (collectively "SFAS 123(R)"). For a discussion of relevant assumptions used in calculating grant date fair value and current year expense pursuant to SFAS 123(R), see Note 5 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

The option award expenses incurred in 2008 for Messrs. O’Brien and Cauthen include approximately $670,000 and $202,000, respectively, for the award of an option to acquire an LLC interest in the Company’s subsidiary, JWHHC, as provided for under the terms of their individual employment agreements. In conjunction with the planned spin-off of JWHHC, these awards will be cancelled at the time of the spin-off and replaced by shares in the surviving corporation following the merger of the Financing business with a publicly-traded REIT, which is expected to occur in the second quarter of 2009.

3	These amounts reflect cash incentive awards earned by Named Executive Officers in 2008 for the achievement of specific pre-established measurable financial and individual objectives under the Company’s EI Plan. The awards are based on pre-established, performance-based targets the outcome of which is uncertain at the time the targets are established and therefore are reportable as “Non-Equity Incentive Plan Compensation” rather than as “Bonus”. For a description of the Company’s EI Plan see also the discussion of “Cash Incentive Compensation” on page 28.

4	Mr. Richmond is the only Named Executive Officer who participates in the Walter Pension Plan and the Walter Supplemental Pension Plan. The amount shown in this column reflects the aggregate change in the actuarial present value of the accumulated benefit for his account under the Walter Pension Plan and the Walter Supplemental Pension Plan from December 31, 2007 to December 31, 2008.

Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of employees participating in the tax-qualified Retirement Savings Plan-see Retirement Savings Plan discussion on page 32.

5	All other compensation includes: Company Contributions to Tax-Qualified Plans and Personal Benefits.

Company Contributions to 401(k) and Supplemental non-qualified Plans
The Company contributed the following amounts into the tax-qualified plans of the Named Executive Officers: Mr. Patrick, $41,561; Mr. Richmond, $6,900; Mr. O’Brien, $16,122; Mr. Cauthen, $35,725 and Mr. Troy, $38,347.

Personal Benefits Personal Benefits for Mr. Patrick total $27,048, of which $24,000 is for an automobile allowance and $3,048 for an annual physical.

Personal benefits for Mr. Richmond total $24,000 for an automobile allowance.

Personal benefits for Mr. O’Brien total $24,000 for an automobile allowance.

Personal benefits for Mr. Cauthen total $18,000 for an automobile allowance.

Personal benefits for Mr. Troy total $21,205, of which $18,000 is for an automobile allowance and $3,205 for an annual physical.

GRANTS OF PLAN-BASED AWARDS

     The following table discloses the potential payouts under the Company’s EI Plan and the non-qualified stock options and restricted stock units awarded to the Named Executive Officers for the year ended December 31, 2008.

2008 Grants of Plan-Based Awards

								All Other	All Other
								Stock	Option			Grant
								Awards:	Awards:	Exercise		Date Fair
		Estimated Possible Payouts			Estimated Possible Payouts			Number	Number of	or Base		Value of
		Under Non-Equity Incentive			Under Equity Incentive Plan			of Shares	Securities	Price of	Closing	Stock and
		Plan Awards[1]			Awards			of Stock	Underlying	Option	Market	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Price	Awards
Name	Date[2]	($)	($)	($)	(#)	(#)	(#)	(#)3 6	(#)4 6	($/Sh)5 6	($/Sh)	( $ )[7]
Victor P. Patrick		0	329,375	658,750
	2/27/08							7,155				382,435
	2/27/08								8,321	53.45	53.52	168,334
George R. Richmond		0	470,883	941,666
	2/27/08							20,203				1,079,850
	2/27/08								8,321	53.45	53.52	168,334
Mark J. O’Brien		0	161,150	322,300
	2/27/08							4,883				260,996
	2/27/08								5,679	53.45	53.52	114,886
Charles E. Cauthen, Jr.		0	202,215	404,430
	2/27/08							3,577				191,191
	2/27/08								4,160	53.45	53.52	84,157
Joseph J. Troy		0	211,344	422,688

	2/27/08							2,683				143,406
____________________

1	Reflects cash incentive opportunities under the EI Plan for 2008. Cash incentive amounts actually earned by the Named Executive Officers in 2008 are reflected in the Summary Compensation Table “Non-Equity Incentive Plan Compensation” column and “Bonus” column of the Summary Compensation Table.

2	February 27, 2008 was the grant date for annual equity awards.

3	Reflects time vested stock awards in the form of restricted stock units payable in the Company’s Common Stock. Restricted stock units granted on February 27, 2008 vest ratably on the first, second and third anniversary of the award grant date.

4	Reflects time vested non-qualified stock options to acquire our Common Stock. The stock options vest ratably on the first, second and third anniversary of the option grant date and expire in ten years.

5	The exercise price is determined based on the average of the high and low prices of the Company’s Common Stock as traded on the New York Stock Exchange on the Grant Date.

6	The number of shares underlying options awarded and the related exercise prices and the number of restricted stock units awarded shown in the table are the amounts on the applicable Grant Date.

7	The values shown in the table are the fair values on the applicable Grant Date calculated for financial statement reporting purposes in accordance with the Statement of Financial Accounting Standards No. 123(revised 2004), "Share-Based Payment" and the Securities and Exchange Commission Staff Bulletin No. 107 (collectively "SFAS 123(R)"). For a discussion of the relevant assumptions in calculating grant date fair value pursuant to SFAS 123(R), see Note 5 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

     The table discloses outstanding exercisable and unexercisable stock options and unvested restricted stock units outstanding as of December 31, 2008 for the Named Executive Officers.

2008 Outstanding Equity Awards at Fiscal Year-end

	Option Awards					Stock Awards
									Equity
									Incentive
									Plan Awards:
								Equity Incentive	Market or
			Equity Incentive				Market	Plan Awards:	Payout Value
	Number of	Number of	Plan Awards:			Number	Value of	Number of	of Unearned
	Securities	Securities	Number of			of Shares	Shares or	Unearned	Shares, Units,
	Underlying	Underlying	Securities			or Units of	Units of	Shares, Units,	or Other
	Unexercised	Unexercised	Underlying	Option		Stock That	Stock That	or Other Rights	Rights That
	Options	Options	Unexercised	Exercise	Option	Have Not	Have Not	That Have Not	Have Not
	Exercisable	Unexercisable	Unearned Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	(#)[1]	(#)[1]	(#)	($)[1]	Date[2]	(#)1 3	($)[4]	(#)	($)
Victor P. Patrick	3,550	1,775	0	34.29	2/22/2016
	64,753	32,377	0	25.27	8/04/2016
	5,175	10,348	0	28.12	1/31/2017
	0	8,321	0	53.45	2/27/2018
						29,808	521,938
George R. Richmond	215,877	129,507	0	32.73	3/14/2016
	6,536	13,072	0	28.12	1/31/2017
	0	8,321	0	53.45	2/27/2018
						63,037	1,103,778
Mark J. O’Brien	2,590	0	0	23.64	6/23/2015
	0	2,590	0	34.19	4/28/2016
	0	[5]	0	[5]	3/2/2016 [5]
	0	5,446	0	28.12	1/31/2017
	0	5,679	0	53.45	2/27/2018
						12,896	225,809
Charles E. Cauthen, Jr.	0	1,775	0	34.29	2/22/2016
	0	[5]	0	[5]	11/2/2016 [5]
	0	3,268	0	28.12	1/31/2017
	0	4160	0	53.45	2/27/2018
						15,814	276,903
Joseph J. Troy	0	2,546	0	34.29	5/29/2009
	15,901	0	0	25.27	3/31/2009
	0	4,902	0	28.12	5/29/2009
						8,795	154,000
____________________

1	The number of shares underlying options awarded and the related exercise prices and the number of restricted stock units shown in the table are the amounts on the applicable grant date. In connection with the spin-off of Mueller Water Products, Inc. on December 14, 2006 and under the antidilution provisions of the Company’s 2002 Award Plan, all options and restricted stock units awarded prior to the spin-off were modified on December 15, 2006 to preserve the intrinsic value of the awards. The number of shares of the modified awards was determined by multiplying the number of shares underlying the original equity awards by 1.9426 and in the case of stock options by dividing the stock option exercise price by the same adjustment ratio. This adjustment ratio was obtained by dividing the closing price of the Company’s Common Stock in the “regular way” market on December 14, 2006 ($49.05) by the “ex-dividend” opening price of the Company’s Common Stock on the New York Stock Exchange on December 15, 2006 ($25.25).

2	The stock option grants expire in ten years and vest ratably on the first, second and third anniversary of the option grant date with the exception of the stock options granted to Mr. Troy as represented in the table above, which, pursuant to the terms of the employment agreement entered into on May 8, 2008, will expire on March 31, 2009 and May 29, 2009, respectively.

3	Reflects time vested stock awards in the form of restricted stock units payable in the Company’s Common Stock. Restricted stock units vest in seven years, subject to accelerated annual vesting of 25% of the units granted in the event that price appreciation of the Company’s stock from the date of grant exceeds 10% compounded annually for a period of sixty consecutive calendar days with the exception of the restricted stock units awarded on January 31, 2007, which vest on January 31, 2010, and the restricted stock units awarded on February 28, 2008, which vest ratably over a three-year period.

4	Assumes a market value of $17.51 per share (the closing market price of the Company’s stock on December 31, 2008).

5	In 2006, under the terms of their employment agreements, the Board granted Messrs. O’Brien and Cauthen a special option award to acquire LLC interests in the Company’s Financing and Homebuilding subsidiary, JWHHC. Mr. O’Brien was granted an option to acquire 7.5% of the equity of JWHHC and Mr. Cauthen was granted an option to acquire 2.5% of the equity of JWHHC. The exercise price of these options was fair value at the date of grant as determined by independent third parties. These options vest over a three-year period and expire in ten years. None of the options were forfeited or exercised as of December 31, 2008. In conjunction with the planned spin-off of JWHHC, these awards will be cancelled at the time of the spin-off and replaced by shares in the surviving corporation following the merger of the Financing business with a publicly-traded REIT, which is expected to occur in the second quarter of 2009. For a discussion of valuation assumptions, see Note 5 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

OPTION EXERCISES AND STOCK VESTED

     The following table sets forth the actual value received by the Named Executive Officer upon the exercise of stock options and vesting of restricted stock units in 2008.

2008 Option Exercises and Stock Vested

	NQSO Option Awards		RSU Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized On	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)[1]	(#)	($)[2]
Victor P. Patrick	8,936	550,190	10,758	563,827
George R. Richmond	54,218	2,684,118	13,016	682,169
Mark J. O’Brien	13,084	748,703	0	0
Charles E. Cauthen, Jr.	19,947	777,604	6,605	346,168
Joseph J. Troy	93,143	3,997,306	14,849	683,231
____________________

1	Amount represents the difference in the aggregate exercise price and the aggregate market value of the shares acquired at time of exercise.

2	Based on the average of the high and low prices of the Company’s Common Stock as traded on the New York Stock Exchange on the vesting date.

PENSION BENEFITS

     The following table discloses the years of credited service, present value of accumulated benefits and payments made to Named Executive Officers participating in a pension plan for the year ended December 31, 2008.

2008 Pension Benefits

		Number	Present
		of Years	Value of	Payments
		Credited	Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)[1]	($)
Victor P. Patrick	—	—	—	—
George R. Richmond	Pension Plan	30	973,000	0
	Supplemental Pension Plan	30	2,209,000	0
Mark J. O’Brien	—	—	—	—
Charles E. Cauthen, Jr.	—	—	—	—
Joseph J. Troy	—	—	—	—
____________________

1	Mr. Richmond is the only Named Executive Officer who participates in a defined benefit pension plan. Pursuant to the terms of Mr. Richmond’s employment agreement, the Company has established a rabbi trust for purposes of providing this benefit. Calculation of the present value of Mr. Richmond’s benefits in the Pension Plan and the Supplemental Pension Plan reflects the same assumptions described under the heading “Critical Accounting Estimates—Employee Benefits” in “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and in Footnote 13 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

The present value of accumulated benefits is the present value of the total amount credited as of December 31, 2008 under the Pension Plan and the Supplemental Pension Plan. Present value of the monthly installments under the Walter Supplemental Pension Plan is paid out in a single lump sum following retirement.

The present value of accumulated benefit reflects the present value of pension benefits payable at the earliest time Mr. Richmond may retire without significant benefit reduction.

NONQUALIFIED DEFERRED COMPENSATION

     The following table discloses contributions, earnings and balances of the Supplemental Retirement Plan and the Deferred Compensation Plan for the participating Named Executive Officers for the year ended December 31, 2008.

2008 Nonqualified Deferred Compensation

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Balance
	in Last FY	in Last FY	in Last FY	Distributions	at Last FYE
Name	($)	($)[1]	($)[2]	($)	($)[3]
Victor P. Patrick	0	16,239	(18,661)	0	33,911
George R. Richmond	0	0	0	0	0
Mark J. O’Brien	0	0	0	0	0
Charles E. Cauthen, Jr.	0	10,403	(9,683)	0	17,650
Joseph J. Troy	0	13,025	(15,713)	0	37,606
____________________

1	Reflects Company matching contributions to the Supplemental Retirement Plan which serves as an excess savings plan when tax limitations are reached under the tax qualified Retirement Savings Plan. Amounts in this column have been reported in the “Other Compensation” column of the Summary Compensation Table on page 36.

2	The Company does not pay above market interest or preferential dividends on investments in the Supplemental Retirement Savings Plan or the Deferred Compensation Plan. Earnings are calculated in the same manner and at the same rate as earnings on externally managed investments for employees participating in the Company sponsored tax-qualified Retirement Savings Plan.

3	Funds have been set aside in a rabbi trust for purposes of providing this benefit. The amounts reflected in this column have been previously reported in the Company’s proxy statements filed in 2008 and 2007.

EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Employment Agreements

     The Company has employment agreements with each of the following Named Executive Officers.

     Victor P. Patrick. Mr. Patrick’s employment agreement dated August 1, 2006 provides for an annual base salary which is currently $439,875, an annual target bonus which is currently 80% of annual base salary to a maximum of 2 times target, a car allowance of $2,000 per month and four weeks of vacation each year. The agreement provided for a grant of options to acquire 50,000 shares of Common Stock which was made by the Company on August 4, 2006. In the event that he is terminated without cause or suffers a constructive termination, as more specifically set forth in the letter agreement, or if he is required to relocate more than 50 miles from the Company’s current headquarters, Mr. Patrick will be entitled to: payment of his base salary for 18 months; payment of target amount of cash bonus for 18 months; and continued participation in benefits until 18 months after such termination or the date Mr. Patrick is entitled to receive comparable benefits from subsequent employment. Mr. Patrick’s agreement also provides that for a period of eighteen months following termination of employment thereunder he will be bound by non-competition and non-solicitation provisions. If any payment under the letter agreement or any other agreement with the Company results in the imposition of any excise or additional tax on Mr. Patrick, the Company will make an additional payment to Mr. Patrick to cover the full cost of such excise or additional tax payment so that he is in the same after-tax position had he not been subject to the excise or additional tax.

     George R. Richmond. Mr. Richmond’s employment agreement dated March 13, 2006 provides for an annual base salary which is currently $517,500, an annual target bonus which is currently 100% of annual base salary, and a car allowance of $2,000 per month. Mr. Richmond’s agreement provides for a one-time grant of options to acquire 200,000 shares of Common Stock and an award of 9,500 restricted stock units which vested on February 28, 2009, both awards were made by the Company on March 14, 2006. In addition, Mr. Richmond’s balance in the Supplemental Pension Plan is funded in a rabbi trust and he is eligible to receive other benefits customarily accorded to executives of Jim Walter Resources. In the event of involuntary termination, other than for cause, as defined in the agreement, he is entitled to: 18 months of salary continuance, including base salary; a pro-rata bonus for the portion of the fiscal year actually worked computed in accordance with the plan terms to the date of termination plus 12 months of additional bonus computed at the target level in effect at the time of termination; and 18 months of continuing benefits. Mr. Richmond’s agreement also provides that for a period of three years after termination of employment he will be bound by a non-competition provision. If any payment under the letter agreement or any other agreement with the Company results in the imposition of any excise or additional tax on Mr. Richmond, the Company will make an additional payment to Mr. Richmond to cover the full cost of such excise or additional tax payment so that he is in the same after-tax position had he not been subject to the excise or additional tax.

      Mark J. O’Brien. Mr. O’Brien’s letter agreement was negotiated and entered into in contemplation of the completion of the pending spin-off of the business of JWHHC and the merger of the spun-off entity with a publicly traded real estate investment trust, which transaction was first announced on September 30, 2008. The entity that survives the merger is referred to below as the “Surviving Corporation”. Mr. O’Brien’s agreement has a term of three years commencing on October 1, 2008. Under his agreement, Mr. O’Brien is entitled to an annual base salary of $500,000, subject to such periodic increases as may be approved by the compensation committee of the board of directors of JWHHC (or the Surviving Corporation). Mr. O’Brien is also entitled to an annual target bonus of 75% of his base salary, with a potential maximum annual bonus payment of 200% of base salary. In addition, Mr. O’Brien is entitled to participate in JWHHC’s (or the Surviving Corporation’s) group life and health insurance benefit plans and retirement plan generally applicable to similarly situated executives of JWHHC (or the Surviving Corporation). Mr. O’Brien is entitled to four weeks of vacation annually as well as reimbursement of reasonable out-of-pocket business expenses, along with a monthly auto allowance of $2,000. Mr. O’Brien is also entitled to participate in the long term incentive plan of JWHHC (or the Surviving Corporation), with an annual incentive opportunity of $600,000. Vesting of the awards under the long term incentive plan will accelerate upon Mr. O’Brien’s death, disability, termination of his employment by JWHHC (or the Surviving Corporation) without cause, his constructive termination, or upon a change in ownership or effective control of JWHHC (or the Surviving Corporation) or in the ownership of a substantial portion of the assets of JWHHC (or the Surviving Corporation) within the meaning of Treas. Reg. 1.409A-3(i)(5).

     As of the effective time of the merger, Mr. O’Brien shall be entitled to a fully vested equity award equal to 2.5% of the total outstanding equity of the Surviving Corporation to be issued no earlier than the third anniversary of the effective time of the merger. In addition, Mr. O’Brien is entitled to receive dividend equivalents in cash until the end of the deferral period. In accordance with Treas. Reg. 1.409A-3(e), the dividend equivalents will be treated separately from Mr. O’Brien’s right to the 2.5% stock interest and the dividend equivalents, if any, must be paid contemporaneously with actual dividends, if any, but at least annually. Notwithstanding the foregoing, the deferral period will terminate and the Surviving Corporation will immediately issue to Mr. O’Brien (or his estate, as applicable) the 2.5% stock interest upon his death or disability, upon his involuntary termination of employment for any reason other than for cause, or upon a change in the ownership or effective control of the Surviving Corporation or in the ownership of a substantial portion of the assets of the Surviving Corporation within the meaning of Treas. Reg. 1.409A-3(i)(5).

     In the event of termination other than for cause, resignation following a significant diminution in pay or responsibilities, a material breach by JWHHC (or the Surviving Corporation) of the terms of the agreement, disability, death, or a forced relocation of more than 50 miles from JWHHC’s (or the Surviving Corporation’s), Tampa, Florida location, Mr. O’Brien will be entitled to continued participation in JWHHC’s (or the Surviving Corporation’s) benefit plans until the earlier of (i) the 18 month anniversary of the termination date or (ii) the date on which he becomes eligible to receive comparable benefits from subsequent employment. Mr. O’Brien’s agreement also provides that for a period of eighteen months following any termination of employment thereunder, he will be bound by non-competition and non-solicitation provisions. Mr. O’Brien will also be bound by a non-disparagement provision following his termination of employment under this agreement for any reason for as long as JWHHC (or the Surviving Corporation) or any affiliate, successor or assigns carries on the same business. If any payment under the agreement or any other agreement with JWHHC (or the Surviving Corporation) results in the imposition of any excise or additional tax on Mr. O’Brien, JWHHC (or the Surviving Corporation) will make an additional payment to Mr. O’Brien to cover the full cost of such excise or additional tax payment so that he is in the same after-tax position had he not been subject to the excise or additional tax.

     Charles E. Cauthen. Mr. Cauthen’s letter agreement was negotiated and entered into in contemplation of the completion of the pending spin-off of the business of JWH Holding Company, LLC (“JWHHC”) and the merger of the spun-off entity with a publicly traded real estate investment trust, which transaction was first announced on September 30, 2008. The entity that survives the merger is referred to below as the “Surviving Corporation”. Mr. Cauthen’s letter agreement has no specified duration. Under his agreement, Mr. Cauthen is entitled to an annual base salary of $400,000, subject to such periodic adjustments as may be approved by the compensation committee of the board of directors of JWHHC (or the Surviving Corporation). Mr. Cauthen is also entitled to an annual target bonus payment of 70% of his base salary. Mr. Cauthen is also entitled to participate in JWHHC’s (or the Surviving Corporation’s) group life and health insurance benefit plans and retirement plan generally applicable to similarly situated executives. In addition, Mr. Cauthen is entitled to 30 days of vacation annually as well as reimbursement of reasonable out-of-pocket business expenses, along with a monthly auto allowance of $1,500. Mr. Cauthen is entitled to participate in the long term incentive plan of JWHHC (or the Surviving Corporation), with an annual incentive opportunity of $400,000.

     As of the effective time of the merger, Mr. Cauthen shall be entitled to a fully vested equity award equal to 0.833% of the total outstanding equity of the Surviving Corporation to be issued no earlier than the third anniversary of the effective time of the merger. In addition, Mr. Cauthen is entitled to receive dividend equivalents in cash until the end of the deferral period. In accordance with Treas. Reg. 1.409A-3(e), the dividend equivalents will be treated separately from Mr. Cauthen’s right to the 0.833% stock interest and the dividend equivalents, if any, must be paid contemporaneously with actual dividends, if any, but at least annually.

     In the event of termination other than for cause, resignation following a significant diminution in pay or responsibilities, a material breach by JWHHC (or the Surviving Corporation) of the terms of the agreement, or a forced relocation of more than 50 miles from JWHHC’s (or the Surviving Corporation’s), Tampa, Florida location, Mr. Cauthen will be entitled to (a) eighteen months of base salary continuation and target bonus, including his monthly auto allowance, and (b) continued participation in JWHHC’s (or the Surviving Corporation’s) benefit plans until the earlier of (i) the 18 month anniversary of the termination date or (ii) the date on which he becomes eligible to receive comparable benefits from subsequent employment. Mr. Cauthen’s agreement also provides that for a period of eighteen months following any termination of employment thereunder he will be bound by non-competition and non-solicitation provisions. Mr. Cauthen will also be bound by a non-disparagement provision following his termination of employment under this agreement for any reason for as long as JWHHC (or the Surviving Corporation) or any affiliate, successor or assigns carries on the same business. If any payment under the letter agreement or any other agreement with JWHHC (or the Surviving Corporation) results in the imposition of any excise or additional tax on Mr. Cauthen, JWHHC (or the Surviving Corporation) will make an additional payment to Mr. Cauthen to cover the full cost of such excise or additional tax payment so that he is in the same after-tax position had he not been subject to the excise or additional tax.

     Joseph J. Troy. As of December 31, 2008, Mr. Troy ceased to be an employee of the Company and the Company no longer has an employment agreement with Mr. Troy. Mr. Troy entered into an employment agreement dated May 9, 2008 with the Company that provided for an annual base salary of $352,240, an annual target bonus of 60% of his annual base salary, a car allowance of $1,500 per month and 30 days of vacation each year. As set forth in his letter agreement, following his last day of employment, Mr. Troy will be entitled to: payment of his base salary for 18 months; payment of target amount of cash bonus for 18 months; and continued participation in benefits until 18 months after such termination or the date Mr. Troy is entitled to receive comparable benefits from a subsequent employment. Mr. Troy’s agreement also provides for a period of twelve months as it pertains to the Financing and Homebuilding business and eighteen months as it pertains to the Natural Resources business following termination of employment he will be bound by non-competition and non-solicitation provisions. If any payment under the letter agreement or any other agreement with the Company results in the imposition of any excise or additional tax on Mr. Troy, the Company will make an additional payment to Mr. Troy to cover the full cost of such excise or additional tax payment so that he is in the same after-tax position had he not been subject to the excise or additional tax.

Change In Control Agreements

     The Company has change in control agreements with Messrs. Patrick and Richmond. The change in control agreements are intended to provide for continuity of management in the event of a change in control of the Company. Under the change in control agreements, if employment is terminated other than for ‘Cause’ (which includes: willful and continual refusal to perform employment duties; conviction of a felony; or willful conduct that is demonstrably and materially injurious to the Company) within 24 months following a change in control, each participating Executive Officer would be entitled to a lump-sum payment equivalent to two times base salary and annual incentive bonus, generally calculated as the average of actual annual incentive bonuses over the preceding three years (one-fourth of this amount is consideration for the executive officer entering into a non-competition agreement), pro rata annual incentive bonus based on actual year-to-date performance, continuation of certain benefits, such as group life and medical insurance coverage for a period of 24 months, the immediate vesting of all unvested stock options and/or restricted stock units and outplacement services from a nationally recognized firm. The agreements provide for an additional payment sufficient to eliminate the effect of any applicable excise tax on severance payments in excess of an amount determined under Section 280G of the Internal Revenue Code. Payments subject to the excise tax would not be deductible by the Company. The payments would also be due following a voluntary resignation for ‘Good Reason,’ (which includes: assigning the executive officer duties that are materially inconsistent with the current position or materially reducing or altering the executive officer’s position; requiring that the executive officer relocate permanently to a location in excess of 50 miles from the current principal job location; reducing the executive officer’s base salary; failing to continue in effect any of the Company’s benefit plans in which the executive officer participates unless such failure to continue the benefits pertains to all plan participants generally; failing to obtain a satisfactory agreement from any successor to the Company to assume and agree to perform the Company’s obligations under the agreement; or materially breaching any of the provisions of the agreement). The agreements provide that no executive is entitled to receive duplicative severance benefits under any other Company related plan or program.

     Consistent with the published guidelines of the leading proxy advisory firm for many institutional investors, the Board has resolved that the Company and its subsidiaries shall not in the future enter into an employment agreement that provides for an excise tax gross-up.

     The following table illustrates potential payments and benefits to the Named Executive Officers Messrs. Patrick, Richmond, O’Brien and Cauthen as of December 31, 2008 under then-existing contracts, agreements, plans or arrangements with the Company for an involuntary termination of employment not for cause or a change in control, assuming a December 31, 2008 termination date. The table reflects the amounts that Mr. Troy is entitled to receive in connection with his involuntary termination on December 31, 2008. To the extent payment and benefits are generally available to employees on a non-discriminatory basis, they are excluded from this table.

POTENTIAL PAYMENTS UPON A TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL

		Vesting of
		Unvested
		Long Term		Health and		Gross-Up
	Cash	Incentive	Retirement	Welfare	Outplacement	on Excise
Name	Severance[1]	Awards[2]	Benefits[3]	Continuation	Services[4]	Tax	Total
Involuntary Termination Not For Cause
Victor P. Patrick	$1,360,000	$149,114	$0	$18,075	$0	$0	$1,527,189
George R. Richmond	$1,750,000	$0	$230,111	$20,940	$0	$0	$2,001,051
Mark J. O’Brien	$0	$0	$0	$19,246	$0	$0	$19,246	[5]
Charles E. Cauthen, Jr.	$1,047,000	$0	$0	$20,724	$0	$0	$1,067,724	[5]
Joseph J. Troy	$845,376	$154,000	$0	$20,829	$43,000	$0	$1,063,205

Qualifying Termination Following a Change In Control
Victor P. Patrick	$2,017,154	$521,936	$0	$24,099	$148,750	$0	$2,711,939
George R. Richmond	$2,313,970	$875,306	$230,111	$27,920	$175,000	$0	$3,622,307
Mark J. O’Brien	$0	$225,809	$0	$0	$0	$0	$225,809	[5]
Charles E. Cauthen, Jr.	$0	$276,902	$0	$0	$0	$0	$276,902	[5]
Joseph J. Troy	$0	$486,147	$0	$0	$0	$0	$486,147
____________________

1

Involuntary termination represents base pay plus annual incentive payment as specified in the executive officer’s employment agreement. Change In Control represents 2 times base pay and annual incentive plus pro rata annual incentive payment for the current year.

2	Includes non-qualified stock options and restricted stock units with the closing stock price of our Common Stock of $17.51 on December 31, 2008.

3

No additional amounts under the Company’s retirement plans are payable upon the triggering events for Named Executive Officers Messrs. Patrick, Troy, O’Brien and Cauthen. The amounts presented in the table for Mr. Richmond reflect the additional amounts payable to Mr. Richmond under the Supplemental Pension Plan due to the difference between the assumptions used in preparing the present value reflected in the Pension Benefits Table and the assumptions used assuming a triggering event on December 31, 2008. The amounts in the table do not include any payments Mr. Richmond may receive under the Pension Plan. The difference between the assumptions used in preparing the present value reflected in the Pension Benefits Table under the Pension Plan and the assumptions used assuming a triggering event on December 31, 2008 for Mr. Richmond is $100,872; however this payment is not immediately payable upon a triggering event since payments under the Pension Plan are made on a monthly basis over the remaining lifetime of the participant.

4	Represents outplacement services for a maximum of 24 months, not to exceed 35% of the executive officer’s salary at the time of termination.

5

In 2006, under the terms of their employment agreements, the Board granted Named Executive Officers Messrs. O’Brien and Cauthen a special option award to acquire LLC interests in the Company’s Financing and Homebuilding subsidiary, JWHHC. Mr. O’Brien was granted an option to acquire 7.5% of the equity of JWH Holding and Mr. Cauthen was granted an option to acquire 2.5% of the equity of JWHHC. The exercise price of these options was fair value at the date of grant as determined by an independent third party. These options vest over a three-year period and expire in ten years. None of the options were forfeited or exercised as of December 31, 2008. For a discussion of valuation assumptions, see Note 5 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The options will vest upon a change in control of the Company’s Financing and Homebuilding business, not to include a spin-off or other separation of the Financing business from the Company. In the event of termination for cause or voluntary termination, unvested options will expire immediately and Messrs. O’Brien and Cauthen will have 90 days to exercise vested options. In the event of termination by any other reason, resignation following a significant diminution in pay or responsibilities, retirement after the third anniversary of their employment agreement, a material breach of their employment agreement, or death, the options accelerate and fully vest and Messrs. O’Brien and Cauthen will have two years after termination to exercise the options. In conjunction with the planned spin-off of JWHHC, these awards will be cancelled at the time of the spin-off and replaced by shares in the surviving corporation following the merger of the Financing business with a publicly-traded REIT, which is expected to occur in the second quarter of 2009.

COMPENSATION OF DIRECTORS

     The Board sets non-employee director compensation based on recommendations from the Compensation Committee. The Compensation Committee has retained Hewitt Associates to assist in designing compensation and benefit programs, including the non-employee director compensation program. A combination of cash and equity-based compensation is offered to attract and retain qualified directors to serve on the Company’s Board. Each non-employee director is entitled to receive annual fees and meeting fees for their service, any portion of which may be deferred at the director’s election, and equity compensation, consisting of non-qualified stock options. Non-employee directors are also reimbursed for all travel, lodging and related expenses. Each of these components is described in more detail below.

Annual Fees

     On November 21, 2008, the Board approved changes to the non-employee director compensation as set forth in the following table:

Element of Compensation	Through December 31, 2008	Effective January 1, 2009
Annual Board Retainer	$45,000, paid quarterly	$55,000, paid quarterly
Board Meeting Fee	$1,500 per meeting attended	$1,500 per meeting attended
Committee Meeting Fee	$1,500 per meeting attended	$1,500 per meeting attended
Audit Committee Chair Retainer	$10,000	$15,000
Compensation Committee Chair Retainer	$5,000	$10,000
Annual Committee Chair Retainer (other than Audit and Compensation Committee)	$0	$5,000
Equity Award upon appointment to the Board	7,770 non-qualified stock options	7,770 non-qualified stock options
Annual Equity Award at Re-election	7,770 non-qualified stock options	7,770 non-qualified stock options
Non-executive Chairman of the Board	2x Annual Board Retainer	2x Annual Board Retainer
	2x Annual Equity Award	2x Annual Equity Award
	+ meeting and committee fees	+ meeting and committee fees

Non-Qualified Stock Options

     Non-employee directors are awarded non-qualified stock options to acquire shares of the Company’s Common Stock under the Company’s Amended and Restated 2002 Long-Term Incentive Award Plan (the “2002 Award Plan”). The exercise price per share of each non-qualified stock option award is at the then market value of the Common Stock based on the average of the high and low prices for the stock as traded on the New York Stock Exchange on the date of the grant. The non-qualified stock options granted in 2008 have a ten-year term and vest ratably on the first, second and third anniversary of the option grant. At the end of the option term, the right to purchase any unexercised options expires and the options are forfeited. Any non-qualified option awarded to a non-employee director shall by its terms become immediately exercisable in full upon the retirement of the non-employee director if the director has reached age 65 and has at least 5 years service on the Board. Otherwise, subject to exceptions at the discretion of the Board, unvested options are forfeited by the director when the director ceases to be a director of the Company for any reason, including, a termination by resignation, failure to be re-elected, death, disability or retirement. In the event of a change in ownership or change in control of the Company, each outstanding non-qualified stock option shall, immediately and automatically become fully exercisable, subject to the terms of the 2002 Award Plan and remain exercisable until the expiration date of the option award.

     The Board is requesting approval of an amendment to the 2002 Award Plan which would permit, instead of automatic grants of non-qualified stock options to non-employee directors, the discretionary grants of awards, as more specifically set forth in Proposal Five of this Proxy Statement. Upon the approval of the proposal by stockholders, the Board will consider a grant that will be of a design and economic value as may be established by the Compensation Committee upon the recommendation of the Compensation Committee’s outside consultant.

Deferred Compensation

     Non-employee directors may defer all or part of their annual retainer, meeting and committee fees in the form of an income account or a stock equivalent account, or both, under the Company’s Amended and Restated Director’s Deferred Fee Plan (the “Director’s Deferred Fee Plan”). If a director elects the income account, the director’s fees are credited as a dollar amount to the director’s income account on the date such fees would otherwise have been paid and credited quarterly with interest at an annual rate equal to the yield of a 10-year U.S. Treasury Note as of the beginning of such calendar quarter plus 1.00 percent. If a director elects the stock equivalent account, director’s fees otherwise payable during a calendar quarter are converted to stock equivalent shares equal in number to the maximum number of shares of Common Stock, or fraction thereof, to the nearest one hundredth of one share, which could be purchased with the dollar amount of such fees at the closing market price of the Common Stock on the first business day of the following calendar quarter, or if that date is not a trading date, on the next trading date. If the Company declares a cash dividend on its Common Stock, the stock equivalent account is credited with stock equivalent shares equal in number to the maximum number of shares of Common Stock, or fraction thereof, to the nearest one hundredth of one share, which could have been purchased with the cash dividend, if any, which would have been payable had the participant been the actual owner of the number of shares of Common Stock credited to his account as of the payment date for such dividend. In order to prevent dilution or enlargement of the benefits or potential benefits intended under the plan and subject to Section 409A of the Internal Revenue Code, stock equivalent shares shall be appropriately adjusted in the event of any stock dividend, stock split or any other similar changes in the Company’s Common Stock. The Directors Deferred Fee Plan is an unfunded and unsecured liability of the Company, and benefits will be paid from the Company’s general assets. Accordingly, participants are general unsecured creditors of the Company with respect to the benefits. Currently, Mr. Tokarz is the only participant in the Directors Deferred Fee Plan.

     The Director’s Deferred Fee Plan was amended on December 17, 2008, to ensure compliance with Section 409A of the Code and included changes clarifying the timing and implementation of deferral elections and providing that the payment benefits will be subject to a six-month delay at the time of termination. The Director’s Deferred Fee Plan was also amended to provide that payments from the stock equivalent account are distributed in the form of stock, with fractional shares to be cashed out at fair market value the day before distribution and paid in cash. Previously the stock equivalent account was paid out in cash. The amendments were not intended to materially increase the benefits payable under the Directors Deferred Fee Plan

     In the event of termination, including death, payments under the Directors’ Deferred Fee Plan are payable on the first day of the seventh month following the termination event. The director may elect to receive payment in any year following his 72nd birthday or the year following his termination of services, upon the later of January 15th or on the first day of the seventh month following the termination event. Payments shall be in a lump sum in the event of death or on the date specified by the election of the director, unless the director elects to receive payments in the form of installments over five, ten or fifteen years.

Director Compensation

     The following table provides compensation information for non-employee members of our Board for the year ended December 31, 2008.

	Fees				Change In
	Earned			Non-Equity	Pension Value and	All
	or Paid	Stock	Option	Incentive Plan	Nonqualified Deferred	Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)	($)	($)1 2	($)	Earnings	($)	($)
Howard L. Clark	82,500	0	243,192	0	0	0	325,692
Jerry W. Kolb	127,000	0	266,801	0	0	0	393,801
Patrick A. Kriegshauser	96,000	0	139,957	0	0	0	235,957
Bernard Rethore	96,500	0	266,801	0	0	0	363,301
Michael Tokarz[3]	124,500	0	267,208	0	0	0	391,708
A. J. Wagner	97,500	0	126,710	0	0	0	224,210

____________________

1

The awards shown consist of options granted under the 2002 Award Plan. The amounts reflect the accounting charge for equity compensation expense recognized by the Company in 2008 related to stock option awards granted in fiscal 2008 and prior years, as required by Statement of Financial Accounting Standards No. 123(revised 2004), “Share-Based Payment” and the Securities and Exchange Commission Staff Bulletin No. 107 (collectively “SFAS 123(R)”). In 2008, Messrs. Clark, Kolb, Kriegshauser, Rethore and Wagner each were granted 7,770 options with a grant date fair value of $20.23 per share. Mr. Tokarz was granted 15,540 options with a grant date fair value of $20.23 per share. For a discussion of the relevant assumptions used in calculating grant date fair value of options and current year expense pursuant to SFAS 123(R), see Note 5 to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

2

As of December 31, 2008, the aggregate number of non-qualified stock options outstanding for each non-employee director was as follows: Mr. Clark, 46,620 options; Mr. Kolb, 36,350 options; Mr. Kriegshauser, 23,310 options; Mr. Rethore, 15,540 options; Mr. Tokarz, 73,930 options; and Mr. Wagner, 15,540 options.

3	Mr. Tokarz participates in the Directors’ Deferred Fee Plan and at his election, all fees earned and payable in cash are credited to a stock equivalent account.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

     The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended December 31, 2008:

     The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions. The Audit Committee has reviewed and discussed the consolidated financial statements for the year ended December 31, 2008 with management and Ernst & Young LLP, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; selecting and applying accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. The Company’s independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting as of December 31, 2008.

     Management provided the Audit Committee with and the Audit Committee reviewed a report on the effectiveness of the Company’s internal control over financial reporting pursuant to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee also reviewed the report of management contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission (the “SEC”), as well as Ernst & Young LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s Annual Report on Form 10-K related to its audit of the consolidated financial statements and the effectiveness of internal control over financial reporting as of December 31, 2008.

     The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and Public Company Accounting Oversight Board Auditing Standard No. 5, “An Audit of Internal Control Over Financial Reporting that is Integrated with an Audit of Financial Statements.” In addition, Ernst & Young LLP has provided the Audit Committee with the written disclosures and the letter required pursuant to Rule 3526 of the Public Company Accounting Oversight Board “Communication with the Audit Committees Concerning Independence,” and the Audit Committee has discussed with Ernst & Young LLP their firm’s independence.

     Based on the foregoing discussions with and reports of management and the independent auditors of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

AUDIT COMMITTEE
JERRY W. KOLB, Chairman
PATRICK A. KRIEGSHAUSER
A. J. WAGNER

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP served as the Company’s independent registered public accounting firm for fiscal years 2008 and 2007.

FEES PAID TO INDEPENDENT AUDITORS

     The following table sets forth the approximate aggregate fees billed to the Company for the fiscal years ended December 31, 2008 and December 31, 2007 by Ernst & Young LLP, the Company’s independent auditors, for the audit of the Company’s annual consolidated financial statements and services rendered by the independent registered public accounting firm for those periods.

	Fiscal Years Ended
	2008	2007
	($ in thousands)
AUDIT FEES[1]	$3,340	$2,046
AUDIT RELATED FEES[2]	32	---
TAX FEES[3]	9	4
ALL OTHER FEES[4]	2	1
TOTAL FEES	$3,383	$2,051
____________________

1

Audit Fees for fiscal years 2008 and 2007 include fees for professional services performed by Ernst & Young LLP for annual audits and quarterly reviews of the consolidated financial statements of the Company. For fiscal year 2008, these services also include services performed in connection with the Company’s equity offering in June 2008 and the audits of JWHHC financial statements in connection with the announced spin-off and merger of the Financing business with a publicly traded real estate investment trust.

2

For fiscal 2008, audit-related fees primarily represent services performed in connection with the announced spin-off and merger of the financing business with a publicly traded real estate investment trust.

3	Tax Fees consist of professional services rendered by Ernst & Young LLP for tax advice for fiscal years 2008 and 2007.

4	All Other Fees consist principally of research tools provided by Ernst & Young LLP in fiscal year 2008 and 2007.

     The Audit Committee has concluded that the provision of the non-audit services listed above as “All Other Fees” is compatible with maintaining the auditors’ independence.

     All audit and permitted non-audit services to be performed by the Company’s independent registered public auditors require pre-approval by the Audit Committee in accordance with pre-approval procedures established by the Audit Committee, consistent with the charter of the Audit Committee posted on the corporate governance page of the Company’s website at www.walterind.com.

     The Audit Committee has selected Ernst & Young LLP as independent registered public accountants of the Company to audit its consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ending December 31, 2009. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires executive officers and directors, and persons who beneficially own more than 10% of the Company’s Common Stock (the “Reporting Persons”) to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% beneficial owners are required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to the Reporting Persons were complied with during the fiscal year ended December 31, 2008.

SECURITY OWNERSHIP OF MANAGEMENT

     The following tables furnish information, as of March 2, 2009, as to: (1) shares of Common Stock beneficially owned by each current director, and each Named Executive Officer of the Company and (2) shares of Common Stock beneficially owned by all current directors and executive officers of the Company as a group. Except pursuant to applicable community property laws and except as otherwise indicated, to the knowledge of the Company, each person indicated in the following table has sole voting and investment power as to the shares shown.

Ownership of Directors and Executive Officers

	Number of Shares
	of Common Stock		Percent of Common
Name of Beneficial Owner	Beneficially Owned		Stock Outstanding
Howard L. Clark, Jr.	46,620	[1]	*
Jerry W. Kolb	33,080	[2]	*
Patrick A. Kriegshauser	13,950	[3]	*
Joseph B. Leonard	0		*
Mark J. O’Brien	10,892	[4]	*
Victor P. Patrick	222,951	[5]	*
Bernard G. Rethore	21,770	[6]	*
George R. Richmond	410,240	[7]	*
Michael T. Tokarz	57,057	[8]	*
A. J. Wagner	7,180	[9]	*
Charles E. Cauthen, Jr.	38,999	[10]	*
Joseph J. Troy	89,258	[11]	*
All current directors and executive officers as a group (16 individuals)	1,139,079	[12]	2.2%
____________________

*	Less than 1% of outstanding Common Stock

1	Includes options outstanding to acquire 38,850 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

2	Includes options outstanding to acquire 28,580 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

3	Includes options outstanding to acquire 12,950 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

4	Includes options outstanding to acquire 2,590 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

5

Includes options outstanding to acquire 83,201 shares of Common Stock exercisable currently or within 60 days of March 2, 2009. Mr. Patrick holds an aggregate of 91,484 shares of Common Stock in a margin account in accordance with the terms and conditions of a brokerage firm’s customary margin account requirements.

6	Includes options outstanding to acquire 7,770 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

7	Includes options outstanding to acquire 361,230 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

8	Includes options outstanding to acquire 57,057 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

9	Includes options outstanding to acquire 5,180 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

10	Includes options outstanding to acquire 4,796 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

11	Includes options outstanding to acquire 23,349 shares of Common Stock exercisable currently or within 60 days of March 2, 2009.

[12]	Includes options outstanding to acquire 711,043 shares of Common Stock by all current directors and executive officers under stock options exercisable currently or within 60 days of March 2, 2009.

___________________

OWNERSHIP OF PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 2, 2009 (except where otherwise indicated), information as to those holders (other than officers and directors of the Company) known to the Company to be the beneficial owners of more than 5% of the outstanding shares of the Company’s Common Stock. Except as indicated below, to the knowledge of the Company, each stockholder indicated in the following table has sole voting and investment power as to the shares shown.

	Number of Shares	Percent of
	of Common Stock	Common Stock
Name and Mailing Address	Beneficially Owned	Outstanding
FMR LLC[1]	3,060,120	5.8%
82 Devonshire Street
Boston, Massachusetts 02109
Harris Associates Inc.[2]	3,760,152	7.1%
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602-3790
Morgan Stanley[3]	2,983,192	5.6%
1585 Broadway
New York, New York 10036
____________________

1

According to the Schedule 13G filed by FMR LLC and Edward C. Johnson 3d, (“FMR”) on February 17, 2009 (the “FMR 13G”), FMR beneficially owns an aggregate of 3,060,120 shares. According to the FMR 13G, FMR has the power to vote or direct the voting of 208,560 shares. FMR has no power to vote or direct the voting of any of the shares owned by the Fidelity Funds, which power resides with the Funds’ Board of Trustees. FMR has the sole power to dispose or direct the disposition of 2,825,360 shares.

2

According to the Schedule 13G filed by Harris Associates L.P. and Harris Associates Inc. for itself and as general partner of Harris Associates, L.P. (“Harris”) on February 12, 2009 (the “Harris 13G”), Harris beneficially owns an aggregate of 3,760,152 shares. According to the Harris 13G, Harris has sole power to vote or to direct the voting of and the sole power to dispose or to direct the disposition of 3,760,152 of the shares.

3

According to the Schedule 13G/A filed by Morgan Stanley (“Morgan Stanley”) and Morgan Stanley Capital Services Inc. (“Morgan Stanley Capital”) on February 17, 2009, (the “Morgan Stanley 13G”) Morgan Stanley is the beneficial owner of an aggregate of 2,983,192 shares. According to the Morgan Stanley 13G, Morgan Stanley has the sole power to vote or direct the voting of 2,976,521 of the shares, the shared power to vote or direct the voting of 6,671 of the shares, the sole power to dispose or to direct the disposition of 2,983,192 of the shares and the shared power to dispose or to direct the disposition of none of the shares. Morgan Stanley Capital has the sole power to vote or direct the voting of and the sole power to dispose or to direct the disposition of 2,851,066 of the shares and the shared power to vote or direct the voting of none of the shares and the shared power to dispose or direct the disposition of none of the shares.

     The Board and management do not now intend to bring before the Annual Meeting any matters other than those disclosed in the Notice of Annual Meeting of Stockholders, nor do they know of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of stockholders arise, the persons named in the enclosed proxy intend to exercise the authority conferred by the proxy and vote the shares represented thereby in respect of any such other matter or business in accordance with their best judgment in the interest of the Company.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

     Stockholder proposals must conform to the Company’s by-laws and the requirements of the Securities and Exchange Commission.

     If a stockholder intends to present a proposal for inclusion in the Company’s proxy materials at the 2010 Annual Meeting, Securities and Exchange Commission rules require that the Company receive the proposal by November 19, 2009, for possible inclusion in the Proxy Statement. If the date of the 2010 Annual Meeting changes by more than 30 days from April 23, 2010, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials for the 2010 Annual Meeting. The Company will determine whether to include a proposal in the Proxy Statement in accordance with Securities and Exchange Commission rules governing the solicitation of proxies.

     If a stockholder intends to nominate a candidate for director or submit a proposal, the Company’s by-laws require that the Company receive timely notice. A nomination or proposal for the 2010 Annual Meeting will be considered timely if it is received no earlier than January 6, 2010 and no later than January 26, 2010. If the date of the 2010 Annual Meeting is advanced by more than 20 days or is delayed by more than 90 days from April 23, 2010, then to be timely the nomination or proposal must be received by the Company no earlier than the 110th day prior to the 2010 Annual Meeting and no later than the close of business on the later of the 90th day prior to the meeting and the 10th day following the day on which public announcement of the date of the 2010 Annual Meeting is first made. The notice of nomination or proposal must detail the information specified in the Company’s by-laws, including the name and address of the stockholder making the nomination or proposal and the number of shares held by such stockholder.

     Each notice must be given to the Secretary of the Company, whose address is 4211 W. Boy Scout Blvd., Tampa, Florida 33607. The mailing address of the Company is P.O. Box 31601, Tampa, Florida 33631.

     If you have any questions, or need assistance in voting your shares, please call the firm assisting us:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Shareholders Call Toll-free:
(888) 750-5834
Banks and Brokers Call Collect:
(212) 750-5833

By Order of the Board

CATHERINE C. BONA
Secretary
Walter Industries, Inc.

Tampa, Florida
March [   ], 2009

APPENDIX A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

WALTER INDUSTRIES, INC.

     WALTER INDUSTRIES, INC~~.~~, a Delaware ~~Corporation~~corporation (the ~~"~~“Corporation~~"~~”), hereby certifies as follows:

     Pursuant to the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, the stockholders of the Corporation have duly adopted the following Second Amended and Restated Certificate of Incorporation. The Corporation was originally incorporated under the name ~~"~~“Hillsborough Holdings Corporation~~"~~” and filed its original Certificate of Incorporation with the Secretary of State of Delaware on August 6, 1987. The Corporation filed a Restated Certificate of Incorporation with the Secretary of State of Delaware on March 16, ~~1995.~~1995 and October 14, 1998, and filed an Amended and Restated Certificate of Incorporation of the Corporation on April 23, 2004.

     1. The name of the Corporation is ~~WALTER INDUSTRIES, INC~~Walter Energy, Inc.

     2. The registered office and registered agent of the Corporation ~~IS~~is The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     ~~4. The total number of shares of stock that the Corporation is authorized to issue is Two Hundred Million (200,000,000) shares of Common Stock, par value $.01 each.~~

     4. a) The Corporation shall have the authority to issue (i) 200,000,000 shares of Common Stock, $.01 par value per share (“Common Stock”), and (ii) 20,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”). The number of authorized shares of any of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefore.

     b) The Board of Directors is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock that have not been designated as to series, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights, if any, and qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of Delaware a certificate of designation with respect thereto. The powers, designations, preferences and relative, participating, optional and other rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Any shares of any class or series of Preferred Stock purchased, exchanged, converted or otherwise acquired by the Corporation, in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may be reissued as part of any series of Preferred Stock created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein or in such resolution or resolutions.

     c) Except as provided in this Amended and Restated Certificate of Incorporation, each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and, together with the holders of all other classes or series of stock entitled to attend such meetings and to vote together with the shares of Common Stock on such matter or thing, to cast one vote for each outstanding share of Common Stock held of record by such stockholder upon any matter or thing upon which stockholders are entitled to vote generally; provided, however, that holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation that relates solely to the terms, number of shares, powers, designations, preferences, or relative, participating, optional or other special rights (including, without limitation, voting rights), or to qualifications, limitations, or restrictions thereon, of the Preferred Stock or any series thereof, if the holders of outstanding shares of Preferred Stock or any series thereof are entitled, either separately or together with the holders of outstanding shares of one or more other classes or series of capital stock of the Corporation, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation, as amended from time to time (including, without limitation, by any certificate of designations relating to any series of Preferred Stock).

     5. The bylaws of the Corporation may be altered, amended or repealed by the Board of Directors of the Corporation acting by the vote of the majority of the whole Board of Directors.

     6. Except as otherwise provided by the ~~Delaware~~ General Corporation Law ~~as~~of the State of Delaware as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article 6 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such repeal or modification.

     7. To the fullest extent permitted by applicable law, the Corporation shall indemnify any current or former director, officer, employee or agent of the Corporation, and such director~~'~~’s, officer~~'~~’s, employee~~'~~’s, or agent~~'~~’s heirs, executors and administrators, against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnified party in connection with any threatened, pending or completed action, suit or proceeding brought by or in the right of the Corporation, or otherwise, to which such indemnified party was or is a party or is threatened to be made a party by reason of such indemnified party~~'~~’s current or former position with the Corporation or by reason of the fact that such indemnified party is or was serving, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The Corporation shall, from time to time, reimburse or advance to any current or former director or officer or other person entitled to indemnification hereunder the funds necessary for payment of defense expenses as incurred. Any repeal or modification of this Article 7 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such repeal or modification.

* * * *

     IN WITNESS WHEREOF, WALTER INDUSTRIES, INC. has caused this Second Amended and Restated Certificate ~~ofIncorporation~~of Incorporation to be signed by Victor P. Patrick, its Vice Chairman, Chief Financial Officer and General Counsel, this [         ] day of [         ], 2009.

~~Senior Vice President, this 22nd day of April, 2004.~~

WALTER ~~lNDUS1~S.~~INDUSTRIES, INC.

By:
Vice Chairman, Chief Financial Officer
and General Counsel

APPENDIX B

_______________________________________________

RIGHTS AGREEMENT

WALTER INDUSTRIES, INC.

and

MELLON INVESTOR SERVICES LLC

as Rights Agent

Dated as of [                      ]

________________________________________________

-i-

EXHIBITS

Exhibit A – Form of Certificate of Designations

Exhibit B – Form of Right Certificate

Exhibit C – Form of Summary of Rights

-ii-

INDEX OF DEFINED TERMS

	Page		Page
Acquiring Person	1	Original Rights	3
Affiliate	2	Outside Meeting Date	36
Associate	2	Person	5
Authorized Officer	32	Principal Party	26
Beneficial Owner	2	Purchase Price	13
Beneficial Ownership	2	Qualified Offer	5
beneficially own	2	Record Date	1
Book-Entry	4	Redemption Date	13
Business Day	4	Redemption Price	35
close of business	4	Redemption Resolution	36
Common Stock	4	Right	1
Common Stock equivalents	18	Right Certificate	9
Company	1	Rights Agent	1
Current Value	18	Rights Agreement	1
Definitive Acquisition Agreement	4	Section 11(a)(ii) Trigger Date	18
Derivative Common Shares	3	Securities Act	8
Distribution Date	9	Security	21
Equivalent Preferred Shares	20	Special Meeting	36
Exchange Act	2	Special Meeting Notice	36
Exchange Ratio	37	Special Meeting Period	36
Exempted Entity	4	Spread	18
Expiration Date	13	Stock Acquisition Date	8
Final Expiration Date	5	Stockholder Approval	8
fully financed	8	Subsidiary	9
invalidation time	17	Substitution Period	19
Junior Preferred Stock	5	Summary of Rights	10
Nasdaq	5	then outstanding	2
NYSE	5	Trading Day	21

-iii-

RIGHTS AGREEMENT

     Rights Agreement, dated as of [           ], 2009 (as amended, supplemented or otherwise modified from time to time, the “Rights Agreement”) between Walter Industries, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

     WHEREAS, the Board of Directors of the Company has on [           ], 2009 authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of Common Stock (as defined below) of the Company outstanding as of the close of business (as defined below) on [           ], 2009 (the “Record Date”), each Right representing the right to purchase one one-thousandth (subject to adjustment as provided herein) of a share of Junior Preferred Stock, upon the terms and subject to the conditions herein set forth, and the Board of Directors has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions. For purposes of this Rights Agreement, the following terms have the meaning indicated:

          (a) “Acquiring Person” shall mean any Person (as defined below) who or which shall be the Beneficial Owner (as defined below) of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding, but shall not include an Exempted Entity (as defined below); provided, however, that if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned Common Stock having a percentage of the total voting power of all shares of Common Stock then outstanding that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Rights Agreement) and without any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Rights Agreement unless and until such Person shall have failed to divest itself, as soon as practicable, if the Company so requests, of Beneficial Ownership of a sufficient number of shares of Common Stock (or, in the case solely of Derivative Common Shares (as such term is hereinafter defined), such Person terminates the subject derivative transaction or transactions or disposes of the subject derivative security or securities, or establishes to the satisfaction of the Board of Director that such Derivative Common Shares are not held with any intention of changing or influencing control of the Company) so that such Person would no longer otherwise qualify as an “Acquiring Person”.

Notwithstanding the foregoing, (x) if a Person would be deemed an Acquiring Person upon the adoption of this Rights Agreement because of Beneficial Ownership of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding, such Person will not be deemed an Acquiring Person for any purposes of this Rights Agreement unless and until such Person acquires Beneficial Ownership of additional shares of Common Stock after the date hereof (other than pursuant to a dividend or distribution paid in shares of Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon becoming the Beneficial Owner of such additional shares of Common Stock, such person is not then the Beneficial Owner of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding, and (y) no Person shall be deemed an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person such that such Person beneficially owns shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding by reason of such share acquisitions by the Company and thereafter becomes the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person,” subject to the proviso set forth in the first sentence of this Section 1(a), unless upon the consummation of the acquisition of such additional shares of Common Stock such Person does not beneficially own shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding. The phrase “then outstanding”, when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on the date of the Agreement (the “Exchange Act”).

          (c) A Person shall be deemed the “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” of and shall be deemed to “beneficially own” any securities:

               (i) which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Rights Agreement;

               (ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, (y) securities which such Person has a right to acquire on the exercise of Rights at any time prior to the time a Person becomes an Acquiring Person or (z) securities issuable upon exercise of Rights from and after the time a Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3 or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to the Original Rights; or (B) the right to vote pursuant to any agreement, arrangement or understanding, written or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

               (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to this Section 1(c)(ii)(B)) or disposing of such securities of the Company; or

               (iv) which are the subject of a derivative transaction entered into by such Person, or derivative security acquired by such Person, which gives such Person the economic equivalent of ownership of an amount of such securities due to the fact that the value of the derivative is explicitly determined by reference to the price or value of such securities, without regard to whether (a) such derivative conveys any voting rights in such securities to such Person, (b) the derivative is required to be, or capable of being, settled through delivery of such securities, or (c) such Person may have entered into other transactions that hedge the economic effect of such derivative. In determining the number of shares of Common Stock deemed Beneficially Owned by virtue of the operation of this Section 1(c)(iv), the subject Person shall be deemed to Beneficially Own (without duplication) the number of shares of Common Stock that are synthetically owned pursuant to such derivative transactions or such derivative securities. Such shares of Common Stock that are deemed so Beneficially Owned pursuant to the operation of this Section 1(c)(iv) shall be referred to herein as “Derivative Common Shares.” provided, however, that (x) that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of forty days; (y) no Person who is an officer, director, or employee of an Exempted Entity shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “beneficially own” any securities that are “beneficially owned” (as defined in this Section 1(c)), including, without limitation, in a fiduciary capacity, by an Exempted Entity or by any other such officer, director or employee of an Exempted Entity; and (z) a Person shall not be deemed the Beneficial Owner of, to have “Beneficial Ownership” of or to beneficially own, shares of Common Stock (or securities convertible into, exchangeable into or exercisable for Common Stock) held by such Person in trust accounts, managed accounts and the like, or otherwise held in a fiduciary capacity, that are beneficially owned by third Persons who are not Affiliates or Associates of such Person.

          (d) “Book-Entry” shall mean an uncertificated book-entry for the Company’s Common Stock.

          (e) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

          (f) “close of business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

          (g) “Common Stock” when used with reference to the Company shall mean, the common stock, par value $0.01 of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

          (h) “Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the voting power of the outstanding shares of Common Shock, at a meeting of stockholders with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company.

          (i) “Exempted Entity” shall mean (1) the Company, (2) any Subsidiary (as defined below) of the Company (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan of the Company or of any Subsidiary of the Company, or (4) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

          (j) “Final Expiration Date” shall mean [           ], 2012.

          (k) “Junior Preferred Stock” shall mean the Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Certificate of Designations attached to this Rights Agreement as Exhibit A and, to the extent that there are not a sufficient number of shares of Junior Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Junior Preferred Stock.

          (l) “Nasdaq” shall mean The Nasdaq Stock Market’s National Market.

          (m) “NYSE” shall mean the New York Stock Exchange, Inc.

          (n) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) of such entity.

          (o) “Qualified Offer” shall mean an offer determined by a majority of the Independent Directors to have each of following characteristics:

               (i) a fully-financed, all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for all of the outstanding shares of Common Stock at the same per-share consideration;

               (ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

               (iii) an offer whose per-share offer price (A) exceeds the greatest of (x) the highest reported market price per share of the Common Stock, in the immediately preceding 24 months, (y) $90.75 per share and (z) the highest price per share of the Common Stock paid by the Person making the tender offer or any of its Affiliates during the 24 months immediately preceding the commencement of the tender offer or prior to the expiration of the tender offer, and (B) represents a reasonable premium over the current market price for a period of thirty (30) trading days immediately preceding the date on which the offer commenced, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act;

               (iv) an offer that, within twenty Business Days after the commencement date of the offer (or within ten Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors of the Company rendering an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate;

               (v) if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) to have access to such offeror’s books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisors for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board of Directors of the Company to evaluate the offer and make an informed decision and, if requested by the Board of Directors of the Company, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view and (B) within ten Business Days after such representatives of the Company (including a nationally-recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within ten Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten Business Day period, render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;

               (vi) an offer that is subject to only the minimum tender condition described below in Section 1(o)(ix) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or other outside advisors of the Company;

               (vii) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least 120 Business Days and, if a Special Meeting is duly requested in accordance with Section 23(b), for at least ten Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety Business Days following receipt of the Special Meeting Notice in accordance with Section 23(b), for at least ten Business Days following such ninety Business Day period;

               (viii) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(o)(vii), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open, as a result of Section 1(o)(vii) and this Section 1(o)(viii), beyond (A) the time that any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under such Section 1(o)(vii) and this Section 1(o)(viii) or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e–1 under the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board of Directors of the Company has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

               (ix) an offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock not held by the Person making such offer (and such Person’s Affiliates and Associates) being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

               (x) an offer pursuant to which the Company has received an irrevocable written commitment of the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

               (xi) an offer pursuant to which the Company and its stockholders have received an irrevocable, legally binding written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;

               (xii) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) under the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

               (xiii) if the offer includes non-cash consideration, (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or Nasdaq, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) no Person (including such Person’s Affiliates and Associates) beneficially owns 20% or more of the shares of common stock of the issuer then outstanding at the time of commencement of the offer or at any time during the term of the offer, (E) such issuer of such common stock has no other class of voting stock or other voting securities and (F) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer.

For the purposes of this definition of “Qualified Offer,” “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (1) firm, unqualified, legally binding, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions (for the avoidance of doubt it being understood that a provision relating to the sharing with a financing source of any break-up or termination fee shall be considered customary), (2) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable, legally binding, written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn or (3) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 23(b) shall no longer be applicable to such offer, provided that the actual redemption of the Rights pursuant to Section 23(b) shall not have already occurred.

          (p) “Securities Act” shall mean the Securities Act of 1933, as amended.

          (q) “Stock Acquisition Date” shall mean the first date of public announcement (which for purposes of this definition shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

          (r) “Stockholder Approval” shall mean the approval of this Rights Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock of the Company entitled to vote and that are present, or represented by proxy, and are voted on the proposal to approve this Rights Agreement, at the meeting of Stockholders of the Company duly held in accordance with applicable law.

          (s) “Subsidiary” of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable upon ten days’ prior notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of any such co-Rights Agent.

     Section 3. Issuance of Right Certificates. (a) Until the close of business on the earlier of (i) the tenth day after the Stock Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Company’s Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempted Entity) of, or of the first public announcement of the intention of such Person (other than an Exempted Entity) to commence, a tender or exchange offer the consummation of which would result in any Person (other than an Exempted Entity) becoming the Beneficial Owner of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding (including, in the case of both clause (i) and (ii), any such date which is after the date of this Rights Agreement and prior to the issuance of the Rights) (the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the balances indicated in the Book-Entries registered in the names of the holders of Common Stock (which Book-Entries shall be deemed also to be Book-Entries for Rights) and not by separate Book-Entries or Right Certificates (as defined below) and the record holders of Common Stock represented by such Book-Entries shall be the record holders of Rights represented thereby, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. Until the earlier of the Distribution Date or the Expiration Date, the transfer on the registry books of the Rights Agent of any Common Stock represented by a Book-Entry shall also constitute the transfer of Rights associated with such shares of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates, and the Rights will be transferable only separately from the transfer of Common Stock. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the third Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

          (b) As promptly as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Shares of Junior Preferred Stock, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by electronic mail or such other means as the Company may determine, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address (including any electronic mail address) of such holder shown on the records of the Company; provided, however, the Company will send a copy of the Summary of Rights by first-class, postage-prepaid mail to each record holder who so requests upon receipt of the electronic mail. With respect to shares of Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights associated with such shares will be evidenced by the balances indicated in the Book-Entries registered in the names of the holders of the Common Stock and not by separate Book-Entries or Rights Certificates, and registered holders of Common Stock represented by such Book-Entries shall also be registered holders of the associated Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the transfer of any shares of Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

          (c) Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. If confirmations or written notices are sent to holders of shares of Common Stock in book-entry form, or if the Company issues certificated shares of Common Stock (including, without limitation, upon transfer of outstanding Common Stock, disposition of Common Stock out of treasury stock or issuance or reissuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, such confirmations, written notices or certificates, as applicable, shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

“The shares to which this certificate or written notice relates also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Walter Industries, Inc. and Mellon Investor Services LLC, as Rights Agent, dated as of [          ], 2009, as the same may be amended, supplemented or otherwise modified from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Walter Industries, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by the shares to which this statement relates. Walter Industries, Inc. will mail to the holder of shares to which this statement relates a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person or any Affiliate or Associate thereof (as each such term is defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.”

With respect to shares of Common Stock in Book-Entry form for which there has been sent a confirmation or written notice containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with such shares of Common Stock shall be evidenced by the balances indicated in the Book-Entries registered in the names of the holders of the Common Stock and not by separate Book-Entries or Rights Certificates, and registered holders of such shares of Common Stock shall also be registered holders of the associated Rights, and the transfer of any such shares of Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock. With respect to certificated shares, if any, such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock which are no longer outstanding.

     Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.

     Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of NYSE or of any other stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Junior Preferred Stock as shall be set forth therein at the Purchase Price (as determined pursuant to Section 7), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

     Section 5. Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by the Chief Executive Officer, the President, any of the Vice Presidents or the Treasurer of the Company, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

          (b) Following the Distribution Date, receipt by the Rights Agent of notice to that effect and all other relevant information referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

     Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of this Rights Agreement, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder thereof to purchase a like number of one one-thousandths of a share of Junior Preferred Stock (or, following such time, other securities, cash or assets as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. The Right Certificates are transferable only on the registry books of the Rights Agent. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder thereof shall have (i) completed and signed the certificate contained in the form of assignment set forth on the reverse side of each such Right Certificate, (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby and the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request, and (iii) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates as required by Section 9(e) hereof.

Thereupon the Rights Agent, subject to the provisions of this Rights Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested, registered in such name or names as may be designated by the surrendering registered holder. The Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company shall specify by written notice. The Rights Agent shall have no duty or obligation under any Section of this Rights Agreement which requires the payment of taxes or charges unless and until it is satisfied that all such taxes and/or charges have been paid.

          (b) Subject to the provisions of this Rights Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

          (c) Notwithstanding any other provision of this Rights Agreement to the contrary, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.

     Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights. (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a share of Junior Preferred Stock (or other securities, cash or assets, as the case may be) as to which the Rights are exercised, and an amount equal to any tax or charge required to be paid under Section 9(e) hereof, by certified check, cashier’s check, bank draft or money order payable to the order of the Company, at any time which is both after the Distribution Date and at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof. Except for those provisions herein which expressly survive the termination of this Rights Agreement, this Rights Agreement shall terminate at such time as the Rights are no longer exercisable hereunder.

          (b) The purchase price (the “Purchase Price”) shall be initially $[150] for each one one-thousandth of a share of Junior Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of shares of Junior Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

     (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the number of shares of Junior Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid under Section 9(e) hereof, in cash or by certified check, cashier’s check, bank draft or money order payable to the order of the Company, subject to Section 20(j) hereof, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Junior Preferred Stock or make available if the Rights Agent is the transfer agent for the Junior Preferred Stock certificates (or make any entries in the book-entry account system of the transfer agent) for the number of one one-thousandth of a share of Junior Preferred Stock to be purchased (and the Company hereby irrevocably authorizes each such transfer agent to comply with all such requests), or (B) requisition from the depositary agent appointed by the Company depositary receipts representing interests in such number of shares of Junior Preferred Stock as are to be purchased, in which case certificates for the Junior Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent (and the Company hereby directs each such depositary agent to comply with such request), (ii) when necessary to comply with this Rights Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts (or confirmation or written notice that an entry has been made in the book-entry account system of the transfer agent), cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Rights Agreement, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

     (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of assignment or election to purchase set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Rights evidenced thereby and of the Affiliates and Associates of such Beneficial Owner (or former Beneficial Owner) as the Company or the Rights Agent shall reasonably request.

     Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy or cause to be destroyed such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     Section 9. Reservation and Availability of Shares of Junior Preferred Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Junior Preferred Stock or any shares of Junior Preferred Stock held in its treasury, the number of shares of Junior Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Rights Agreement.

          (b) So long as the shares of Junior Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) issuable and deliverable upon the exercise of Rights may be listed or admitted to trading on the NYSE or listed on any other national securities exchange or quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE or listed on any other exchange or quotation system upon official notice of issuance upon such exercise.

          (c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Junior Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, to register and qualify such shares of Junior Preferred Stock (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of (x) the date as of which the Rights are no longer exercisable for such securities and (y) the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed ninety days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Rights Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

          (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Junior Preferred Stock (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

          (e) The Company further covenants and agrees that it will pay when due and payable taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Junior Preferred Stock (or shares of Common Stock or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts (or entry in the book-entry account system of the transfer agent) for the Junior Preferred Stock (or shares of Common Stock or other securities) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts (or enter in the book-entry account system of the transfer agent) for the Junior Preferred Stock (or shares of Common Stock or other securities) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s or the Rights Agent’s satisfaction that no such tax or charge is due.

     Section 10. Junior Preferred Stock Record Date. Each Person in whose name any certificate (or entry in the book-entry account system) of Junior Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Junior Preferred Stock represented thereby on, and such certificate or book-entry, shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Junior Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate or book-entry, shall be dated, the next succeeding Business Day on which such transfer books are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Junior Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Junior Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a) (i) In the event the Company shall at any time after the date of this Rights Agreement (A) declare a dividend on the Junior Preferred Stock payable in shares of Junior Preferred Stock, (B) subdivide the outstanding shares of Junior Preferred Stock, (C) combine the outstanding shares of Junior Preferred Stock into a smaller number of shares of Junior Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the shares of Junior Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, as the case may be, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Junior Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

               (ii) Subject to Section 24 of this Rights Agreement and except as otherwise provided in this Section 11(a)(ii) and Section 11(a)(iii), in the event that any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then-current Purchase Price, in accordance with the terms of this Rights Agreement and in lieu of shares of Junior Preferred Stock, such number of shares of Common Stock (or at the option of the Company, such number of one one-thousandths of a share of Junior Preferred Stock) as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Junior Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Common Stock so receivable upon exercise of a Right (or at the option of the Company, such number of one one-thousandths of a share of Junior Preferred Stock) shall thereafter be subject to further adjustment as appropriate in accordance with Section 11(f) hereof. Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the time (the “invalidation time”) when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding, written or otherwise, regarding the transferred Rights or (II) a transfer that the Board of Directors has determined is part of a plan, arrangement or understanding, written or otherwise, which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be cancelled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii). The Company shall give the Rights Agent written notice of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties under this Rights Agreement and shall be deemed not to have any knowledge of the identity of any such Acquiring Person, Associate or Affiliate, or the nominee of any of the foregoing unless and until it shall have received such notice.

               (iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of shares of Junior Preferred Stock having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall be an insufficient number of shares of Common Stock authorized but unissued (and unreserved) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, with respect to such deficiency, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (x) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the “Current Value”) over (y) the then-current Purchase Price multiplied by the number of one one-thousandths of shares of Junior Preferred Stock for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the “Spread”), and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in such Purchase Price, (3) shares of Junior Preferred Stock or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such shares or fractions of shares of preferred stock or other equity securities are hereinafter referred to as “Common Stock equivalents”), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty days following the date that the Acquiring Person became such (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of shares of Junior Preferred Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.

If within the thirty day period referred to above the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, such thirty day period may be extended to the extent necessary, but not more than ninety days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty day period, as it may be extended, is hereinafter called the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any Common Stock equivalent shall be deemed to equal the current per share market price of the Common Stock (as determined pursuant to Section 11(d)). The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

          (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Junior Preferred Stock entitling them (for a period expiring within forty-five calendar days after such record date) to subscribe for or purchase Junior Preferred Stock or shares having similar rights privileges and preferences as the Junior Preferred Stock (“Equivalent Preferred Shares”)) or securities convertible into Junior Preferred Stock or Equivalent Preferred Shares at a price per share of Junior Preferred Stock or Equivalent Preferred Shares (or having a conversion price per share, if a security convertible into shares of Junior Preferred Stock or Equivalent Preferred Shares) less than the then-current per share market price of the Junior Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Junior Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of shares of Junior Preferred Stock and Equivalent Preferred Shares which the aggregate offering price of the total number of such shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Junior Preferred Stock and Equivalent Preferred Shares outstanding on such record date plus the number of additional shares of Junior Preferred Stock and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and which shall be binding on the Rights Agent. Shares of Junior Preferred Stock and Equivalent Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Junior Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Junior Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Junior Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of such assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Junior Preferred Stock, and the denominator of which shall be such current per share market price of the Junior Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Security is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if (y) the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, (z) if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. For the purpose of any computation hereunder, if any Security of the Company is not publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

               (ii) For the purpose of any computation hereunder, if the Junior Preferred Stock is publicly traded, the “current per share market price” of the Junior Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Junior Preferred Stock is not publicly traded but the Common Stock is publicly traded, the “current per share market price” of the Junior Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock, as determined pursuant to Section 11(d)(i), multiplied by one thousand (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof). If neither the Common Stock nor the Junior Preferred Stock is publicly traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

          (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments not required to be made by reason of this Section 11(e) shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

          (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Junior Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Junior Preferred Stock contained in Section 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Junior Preferred Stock shall apply on like terms to any such other shares.

          (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Junior Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Junior Preferred Stock (calculated to the nearest one ten-thousandth of a share of Junior Preferred Stock) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Junior Preferred Stock purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Junior Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Junior Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.

The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled as a result of such adjustment. Right Certificates so to be distributed shall be issued, executed and delivered by the Company, and countersigned and delivered by the Rights Agent, in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Junior Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Junior Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Junior Preferred Stock or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Junior Preferred Stock or other such shares at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Junior Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Junior Preferred Stock, Common Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (m) Notwithstanding anything in this Section 11 to the contrary, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Junior Preferred Stock, issuance (wholly for cash) of any shares of Junior Preferred Stock at less than the current market price, issuance (wholly for cash) of Junior Preferred Stock or securities which by their terms are convertible into or exchangeable for Junior Preferred Stock, dividends on Junior Preferred Stock payable in shares of Junior Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Junior Preferred Stock shall not be taxable to such stockholders.

          (n) Notwithstanding anything in this Rights Agreement to the contrary, in the event that at any time after the date of this Rights Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

          (o) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock or the Junior Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof (if so required under Section 25 hereof) and Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

     Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earnings Power. (a) In the event, directly or indirectly, at any time after any Person has become an Acquiring Person, (i) the Company shall merge with and into any other Person (other than one or more of its wholly-owned Subsidiaries), (ii) any Person (other than one or more of its wholly-owned Subsidiaries), shall consolidate with the Company, or any Person (other than one or more of its wholly-owned Subsidiaries), shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating to 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries), then, and in each such case, proper provision shall be made so that:

     (A) each holder of record of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then-current Purchase Price multiplied by the number of one one-thousandths of a share of Junior Preferred Stock for which a Right was exercisable (whether or not such Right was then exercisable) immediately prior to the time that any Person first became an Acquiring Person (each as subsequently adjusted thereafter pursuant to Section 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)), in accordance with the terms of this Rights Agreement and in lieu of Junior Preferred Stock, such number of validly issued, fully paid and non-assessable and freely tradeable shares of Common Stock of the Principal Party (as defined below) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Purchase Price by the number of one one-thousandths of a share of Junior Preferred Stock for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Section 11(a)(i), 11(b), 11(c), 11(f), 11(h), 11(i) and 11(m)) and (2) dividing that product by 50% of the then-current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided that the Purchase Price and the number of shares of Common Stock of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Rights Agreement to reflect any events occurring in respect of such Principal Party after the date of such consolidation, merger, sale or transfer;

     (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement;

     (C) the term “Company” as used herein shall thereafter be deemed to refer to such Principal Party; and

     (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of its Common Stock) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

          (b) “Principal Party” shall mean:

               (i) in the case of any transaction described in clauses (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of the shares of Common Stock of which have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

               (ii) in the case of any transaction described in clause (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause (b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, and the Common Stock of all of such persons have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

          (c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

               (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;

               (ii) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the NYSE or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be reported by such other system then in use;

               (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

               (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

          (d) In case the Principal Party has a provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock equivalents of such Principal Party at less than such then-current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

          (e) The Company covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person enter into any transaction of the type contemplated by Sections 13(a)(i)-(iii) hereof if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

     Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof) or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by (w) the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, (x) if the Rights are not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, (y) if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, (z) if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

          (b) The Company shall not be required to issue fractions of shares of Junior Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Junior Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Junior Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Junior Preferred Stock). Interests in fractions of Junior Preferred Stock in integral multiples of one one-thousandth of a share of Junior Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Junior Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Junior Preferred Stock that are not integral multiples of one one-thousandth of a share of Junior Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised for shares of Junior Preferred Stock as herein provided an amount in cash equal to the same fraction of the current market value of one share of Junior Preferred Stock. For the purposes of this Section 14(b), the current market value of a share of Junior Preferred Stock shall be the closing price of a share of Junior Preferred Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates at the time such Rights are exercised or exchanged for shares of Common Stock as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

          (d) The holder of a Right by the acceptance of the Right expressly waives the right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

          (e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Rights Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

     Section 15. Rights of Action. All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Section 18 and Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach by the Company of this Rights Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations by the Company of the obligations of any Person subject to, this Rights Agreement.

     Notwithstanding anything in this Rights Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the Company’s or the Rights Agent’s inability to perform any of their respective obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

     Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

               (i) prior to the Distribution Date, the Rights shall be evidenced by the Book-Entries representing shares of Common Stock registered in the name of the holders of Common Stock, which Book-Entries representing shares of Common Stock shall also constitute certificates for Rights, and not by separate Rights Certificates, and each Right will be transferable only in connection with the transfer of shares of the Common Stock;

               (ii) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

               (iii) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to Section 7(e) hereof, shall be affected by any notice to the contrary.

     Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Junior Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

     Section 18. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Rights Agreement. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 18 and Section 20 below shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

          (b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Rights Agreement and the exercise and performance of its duties hereunder, in reliance upon any Right Certificate or certificate for the Junior Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

     Section 19. Merger or Consolidation or Change of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of such successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

          (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

     Section 20. Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed by this Rights Agreement (and no implied duties) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it and in accordance with such advice or opinion.

          (b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including without limitation, the identity of an Acquiring Person and the determination of the current per share market price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chief Executive Officer, President, any Vice President, the Treasurer or the Secretary of the Company (each, an “Authorized Officer”) and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it under the provisions of this Rights Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any change or adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of the certificate described in Section 12 hereof, upon which the Rights Agent may rely); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Junior Preferred Stock or other securities to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any shares of Junior Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Authorized Officers, and to apply to such Authorized Officers for advice or instructions in connection with its duties, such instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for or in respect of any action taken, suffered or omitted by it in accordance with instructions of any such Authorized Officer or for any delay in acting while waiting for those instructions. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any such Authorized Officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any Authorized Officer of the Company actually receives such application, unless any such Authorized Officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

          (h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

          (j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof) or a transferee thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

          (k) No provision of this Rights Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon thirty days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock or the Junior Preferred Stock known to the Rights Agent by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or the Junior Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.

Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (A) a Person organized and doing business under the laws of the United States or any State thereof, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (B) an affiliate of such Person described in clause (A) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or the Junior Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

     Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

     Section 23. Redemption. (a) The Board of Directors of the Company may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then-outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price of the Common Stock at the time of redemption as determined pursuant to Section 11(d) hereof) or any other form of consideration deemed appropriate by the Board of Directors.

          (b) If the Company receives a Qualified Offer and the Board of Directors of the Company has not redeemed the outstanding Rights or exempted such offer from the terms of this Rights Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Rights Agreement, in each case by the end of the ninety Business Days following the commencement of such Qualified Offer, and if the Company receives, not earlier than ninety Business Days nor later than 120 Business Days following the commencement of such Qualified Offer, a written notice complying with the terms of this Section 23(b) (the “Special Meeting Notice”), properly executed by the holders of record outstanding shares of Common Stock having 10% or more of the total voting power of all shares of Common Stock then outstanding (or their duly authorized proxy) (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Affiliates and Associates), directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders within ninety Business Days following receipt by the Company of the Special Meeting Notice (the “Special Meeting Period”), including by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. For purposes of a Special Meeting Notice, to the full extent permitted by applicable law, the record date for determining eligible holders of record of the Common Stock shall be the ninetieth Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth, as to the stockholders of record executing such Special Meeting Notice, (i) the name and address of such stockholders, as they appear on the Company’s books and records, (ii) the number of shares of Common Stock that are owned of record by each of such stockholders and (iii) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its fiduciary duties. In the event that (A) no Person has become an Acquiring Person prior to the effective date of redemption referred to below in this sentence, (B) the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the “Outside Meeting Date”) and (C) either (1) the Special Meeting is not held on or prior to the ninetieth Business Day following receipt of the Special Meeting Notice or (2) at the Special Meeting at which a quorum is present, the holders of shares of Common Stock outstanding as of the record date for the Special Meeting selected by the Board of Directors of the Company (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person’s Affiliates and Associates) having a majority of the total voting power of all such shares of Common Stock, shall vote in favor of the Redemption Resolution, then all of the Rights shall be deemed redeemed at the Redemption Price by such failure to hold the Special Meeting or as a result of the adoption of the Redemption Resolution by the stockholders of the Company (or the Board of Directors of the Company shall take such other action as may be necessary to prevent the existence of the Rights from interfering with the consummation of the Qualified Offer), such redemption to be effective, as the case may be, (x) as of the close of business on the Outside Meeting Date if a Special Meeting is not held on or prior to such date or (y) if a Special Meeting is held on or prior to the Outside Meeting Date, as of the date on which the results of the vote adopting the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting.

          (c) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a) or the effectiveness of a redemption of the Rights pursuant to Section 23(b), in either case, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten days after such action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a) or Section 23(b), the Company shall mail a notice of redemption to all the holders of the then-outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23(c) or any defect therein shall not affect the validity of the action taken by the Company.

          (d) In the case of a redemption under Section 23(a) hereof, the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Rights Certificates shall be null and void without any further action by the Company.

     Section 24. Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have not become effective or that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock (or one one-thousandth of a share of Junior Preferred Stock, at an exchange ratio of one share of Common Stock (or one one-thousandth of a share of Junior Preferred Stock) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of shares of Common Stock having 50% or more of the total voting power of all shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

          (b) Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange (with prompt written notice thereof to the Rights Agent); provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

          (c) The Company may at its option substitute and, in the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued (and unreserved) to permit an exchange of Rights as contemplated in accordance with this Section 24, the Company shall substitute, to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Junior Preferred Stock or fraction thereof (or Equivalent Preferred Shares as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to Section 11(d) hereof) of one share of Junior Preferred Stock (or Equivalent Preferred Share) multiplied by such number or fraction is equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

     Section 25. Notice of Certain Events. (a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Junior Preferred Stock or to make any other distribution to the holders of its Junior Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Junior Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Junior Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Junior Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Junior Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution or offering of rights or warrants, or the date on which such liquidation, dissolution, reclassification, subdivision, combination, consolidation or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Junior Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of the Common Stock and/or Junior Preferred Stock for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Junior Preferred Stock, whichever shall be the earlier.

          (b) In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

     Section 26. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by next-day courier or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

     Walter Industries, Inc.
     4211 W. Boy Scout Boulevard
     Tampa, Florida 33607
     Attention: General Counsel

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by next-day courier or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

     Mellon Investor Services LLC
     480 Washington Boulevard, 29th Floor
     Jersey City, NJ 07310
     Attention: Kayur D. Patel

     with a copy to:

     Mellon Investor Services LLC
     480 Washington Boulevard
     Jersey City, NJ 07310
     Attention: General Counsel
     Facsimile: (201) 680-4610

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by next-day courier or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     Section 27. Supplements and Amendments. Except as otherwise provided in this Section 27, for so long as the Rights are then redeemable, the Company (by action of its Board of Directors) may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as otherwise provided in this Section 27, the Company (by action of its Board or Directors) may, and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person an Affiliate or Associate of an Acquiring Person, or any person whose Rights have become null and void pursuant to Section 11(a)(ii)), and no such amendment may cause the Rights again to become redeemable or cause this Rights Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which decreases the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company and, if requested by the Rights Agent, an opinion of counsel, that states that the proposed supplement or amendment complies with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Rights Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Rights Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

     Section 28. Successors. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29. Benefits of this Rights Agreement. Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

     Section 30. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Rights Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Rights Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including, without limitation, a determination to redeem or not redeem the Rights, to exchange or not exchange the Rights, or to amend this Rights Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights. The Rights Agent is entitled always to assume the Company’s Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

     Section 31. Severability. If any term, provision, covenant or restriction of this Rights Agreement or applicable to this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Rights Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Rights Agreement would adversely affect the purpose or effect of this Rights Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated (with prompt notice to the Rights Agent) and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of Directors of the Company to act is held to by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated By-laws.

     Section 32. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and to be performed entirely within such state, without regard to the principles or rules concerning conflicts of laws which might otherwise require application of the substantive laws of another jurisdiction.

     Section 33. Counterparts. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed and attested, all as of the day and year first above written.

WALTER INDUSTRIES, INC.

Attest:	By:
Name:
Title:

MELLON INVESTOR SERVICES LLC

Attest:	By:
Name: Kayur D. Patel
Title: Relationship Manager

EXHIBIT A

FORM

OF

CERTIFICATE OF DESIGNATIONS

OF

JUNIOR PARTICIPATING PREFERRED STOCK

OF

WALTER INDUSTRIES, INC.

(Pursuant to Section 151 of the
General Corporation Law of the State of Delaware)

___________________

     Walter Industries, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Company”), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company as required by Section 151 of the General Corporation Law of the State of Delaware (the “General Corporation Law”) on [______], 2009, which resolution remains in full force and effect on the date hereof:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company (hereinafter being referred to as the “Board of Directors” or the “Board”) in accordance with the provisions of the Company’s Second Amended Restated Certificate of Incorporation (as amended, hereinafter being referred to as the “Certificate of Incorporation”), and Section 151(g) of the General Corporation Law, the Board of Directors hereby creates, authorizes and provides for the issuance of a series of preferred stock, par value $0.01 per share, of the Company, to be designated the “Junior Participating Preferred Stock” and hereby adopts the resolution establishing the number of shares, voting powers and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series as set forth below:

     Section 1. Designation and Amount. The shares of Junior Participating Preferred Stock shall be designated as “Junior Participating Preferred Stock” (the “Junior Preferred Stock”) and the number of shares constituting the Junior Preferred Stock shall be [_______]. Such numbers of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the numbers of shares of Junior Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Junior Preferred Stock.

     Section 2. Dividends and Distributions

          (A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company (the “Preferred Stock”) (or any similar stock) ranking prior and superior to the Junior Preferred Stock with respect to dividends, the holders of shares of Junior Preferred Stock, in preference to the holders of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and of any other stock of the Company ranking junior to the Junior Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of January, April, July, and October in each year (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock (the “Issue Date”), in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Company shall at any time after the Issue Date declare any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Company shall declare a dividend or distribution on the Junior Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $1 per share on the Junior Preferred Stock shall nevertheless be payable, when, as and if declared, on such subsequent Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative, whether or not earned or declared, on outstanding shares of Junior Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date.

Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Junior Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Junior Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the Common Stock of the Company are entitled to vote. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          (D) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Junior Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Company, the holders of record of the Junior Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Junior Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Junior Preferred Stock being entitled to cast a number of votes per share of Junior Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Junior Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Junior Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Junior Preferred Stock in this Section 3.

     Section 4. Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not earned or declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Company shall not:

               i. declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock;

               ii. declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               iii. redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Junior Preferred Stock or rights, warrants or options to acquire such junior stock; or

               iv. redeem or purchase or otherwise acquire for consideration any shares of Junior Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other certificate of designation creating series of Preferred Stock, or as otherwise restricted by law.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the Common Stock or of shares of any other stock of the Company ranking junior, upon liquidation, dissolution or winding up, to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

In the event, however, that there are not sufficient assets available to permit payment in full of the Junior Preferred Stock liquidation preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Junior Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Junior Preferred Stock and the holders of such parity shares in the proportion to their respective liquidation preferences. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Neither the merger or consolidation of the Company into or with another entity nor the merger or consolidation of any other entity into or with the Company (nor the sale of all or substantially all of the assets of the Company) shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.

     Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Junior Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted, exchanged or converted. In the event the Company shall at any time after the Issue Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Junior Preferred Stock shall not be redeemable from any holder.

     Section 9. Rank. The Junior Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, junior to all other series of Preferred Stock and senior to the Common Stock.

     Section 10. Amendment. If any proposed amendment (either directly or indirectly, or through merger, consolidation or otherwise) to the Certificate of Incorporation (including this Certificate of Designations) would alter, change or repeal any of the preferences, powers or special rights given to the Junior Preferred Stock so as to affect the Junior Preferred Stock adversely, then the holders of the Junior Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Junior Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law of the State of Delaware.

     Section 11. Fractional Shares. Junior Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Junior Preferred Stock.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by _____________, [Title of Signatory] of the Company on ________ ___, 2009.

Name:
Title:

EXHIBIT B

FORM OF RIGHT CERTIFICATE

Certificate No. R- ____	___ Rights

NOT EXERCISABLE AFTER [          ], 2012 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

WALTER INDUSTRIES, INC.

     This certifies that ___________or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of [          ], 2009 as the same may be amended from time to time (the “Rights Agreement”), between Walter Industries, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on [          ], 2012 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Junior Participating Preferred Stock, par value $0.01 per share (the “Junior Preferred Stock”), at a purchase price of $[150 ] per one one-thousandths of a share of Junior Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Junior Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of [          ], 2009, based on the Junior Preferred Stock as constituted at such date.

     As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a share of Junior Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

     This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Junior Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for shares of Junior Preferred Stock or shares of the Company’s Common Stock.

     No fractional shares of Junior Preferred Stock or Common Stock will be issued upon the exercise or exchange of any Right or Rights evidenced hereby (other than fractions of Junior Preferred Stock which are integral multiples of one one-thousandths of a share of Junior Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Junior Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _____________ __, 2009.

ATTEST:	WALTER INDUSTRIES, INC.

By:	By:

Countersigned:

___________________________,
MELLON INVESTOR SERVICES LLC,
as Rights Agent

By:
Authorized Signatory

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Right Certificate)

     FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfer unto ___________________________

____________________________________________________________
(Please print name and address of transferee)
____________________________________________________________

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.

Dated: ______________, ____

Signature

Signature Guaranteed:

     Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise
Rights represented by the Rights Certificate)

To the Rights Agent:

     The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the shares of Junior Preferred Stock (or other securities or property) issuable upon the exercise of such Rights and requests that certificates for such shares of Junior Preferred Stock (or other securities or property) be issued in the name of:

______________________________________________________________
                                            (Please print name and address)
______________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: _______________________________________

______________________________________________________________
                                            (Please print name and address)
______________________________________________________________

Dated: ________________, ___

Signature
(Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

     Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being sold, assigned or transferred to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

____________________________________

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE
JUNIOR PARTICIPATING PREFERRED STOCK

     On [          ], 2009 the Board of Directors of Walter Industries, Inc., a Delaware corporation (the “Company”), declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The dividend is payable on [          ], 2009 to the stockholders of record as of the close of business on [          ], 2009 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a fully paid non-assessable share of Junior Participating Preferred Stock, par value $0.01 per share (the “Junior Preferred Stock”), of the Company at a price of $[150] per share (as the same may be adjusted, the “Purchase Price”). The description and terms of the Rights are set forth in a Rights Agreement, dated as of [          ], 2009 (as the same may be amended from time to time, the “Rights Agreement”), between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the “Rights Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Rights Agreement.

     Until the close of business on the earlier of (i) the tenth day after the first date of a public announcement that a person (other than an Exempted Entity (as defined below)) or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of shares of Common Stock (which includes for this purpose stock referenced in derivative transactions and securities) having 20% or more of the total voting power of all shares of Common Stock then outstanding or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) after the date of commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person (other than an Exempted Entity) or group of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding (the earlier of such dates being herein referred to as the “Distribution Date”), the Rights will be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Common Stock registered in the names of the holders of the Common Stock. A Person who beneficially owns shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding upon the adoption of the Rights Agreement will not be considered an Acquiring Person unless and until such Person acquires beneficial ownership of additional shares of Common Stock after the date of adoption of the Rights Agreement (other than pursuant to a dividend or distribution paid in shares of Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), unless upon becoming beneficial owner of such additional shares of Common Stock, such person is not then beneficial owner of shares of Common Stock having 20% or more of the total voting power of all shares of Common Stock then outstanding.

     “Exempted Entity” shall mean (1) the Company, (2) any Subsidiary (as defined below) of the Company (in the case of subclauses (1) and (2) including, without limitation, in its fiduciary capacity), (3) any employee benefit plan of the Company or of any Subsidiary of the Company, or (4) any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferable only in connection with the transfer of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any shares of Common Stock outstanding as of the Record Date, even without a notation incorporating the Rights Agreement by reference or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock as evidenced by the balances indicated in the book-entry account system of the transfer agent for Common Stock registered in the names of holders of Common Stock. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

     The Rights are not exercisable until the Distribution Date. The Rights will expire on [          ], 2012 (the “Final Expiration Date”), unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

     The Purchase Price payable, and the number of shares of Junior Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Junior Preferred Stock, (ii) upon the grant to holders of the Junior Preferred Stock of certain rights or warrants to subscribe for or purchase Junior Preferred Stock at a price, or securities convertible into Junior Preferred Stock with a conversion price, less than the then-current market price of the Junior Preferred Stock or (iii) upon the distribution to holders of the Junior Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Junior Preferred Stock) or of subscription rights or warrants (other than those referred to above).

     The Rights are also subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

     Shares of Junior Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Junior Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of the greater of (a) $1 per share and (b) an amount equal to 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Junior Preferred Stock will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate 1,000 times the payment made per share of Common Stock. In general, each share of Junior Preferred Stock will vote together with the Common Stock and any other class or series of capital stock of the Company entitled to vote, on all matters submitted to a vote of the stockholders of the Company. Each share of Junior Participating Preferred Stock will have 1,000 votes on all matters upon which the holders of Common Stock of the Company are entitled to vote.

The holders of the Junior Preferred Stock, voting as a separate class, shall be entitled to elect two directors if dividends on the Junior Preferred Stock are in arrears in an amount equal to six quarterly dividends thereon. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Junior Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

     Because of the nature of the Junior Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Junior Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights that have become void (as described below), will thereafter have the right to receive upon exercise of a Right and payment of the Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price. Notwithstanding the foregoing, following the time any person or group of affiliated or associated persons becomes an Acquiring Person, all Rights that are, or under certain circumstances specified in the Rights Agreement were, beneficially owned by any Acquiring Person or its affiliates or associates will be null and void.

     In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights that have become void) will thereafter have the right to receive, upon the exercise thereof at the then-current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent), which number of shares at the time of such transaction will have a market value of two times the Purchase Price.

     At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of beneficial ownership of shares of Common Stock having 50% or more of the total voting power of all shares of Common Stock then outstanding or the occurrence of an event described in the prior paragraph, the Board of Directors of the Company may exchange the Rights (other than Rights that have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or a fractional share of Junior Preferred Stock (or of a share of a similar class or series of the Company’s preferred stock having similar rights, preferences and privileges) of equivalent value, per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Junior Preferred Stock will be issued (other than fractions which are integral multiples of one one-thousandth of a share of Junior Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Junior Preferred Stock on the last trading day prior to the date of exercise.

      At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. In addition, if a Qualified Offer (as described below) is made, the holders of record of outstanding shares of Common Stock having 10% or more of the total voting power of all shares of Common Stock then outstanding (or their duly authorized proxy) may direct the Board of Directors of the Company to call a special meeting of stockholders to consider a resolution authorizing a redemption of all Rights. If the special meeting is not held within ninety Business Days of being called or if, at the special meeting, the holders of outstanding shares of Common Stock having a majority of the total voting power of all shares of Common Stock outstanding as of the record date of the special meeting (other than shares held by the offeror and its affiliated and associated persons) vote in favor of the redemption of the Rights, then the Rights shall be redeemed at the Redemption Price (or the Board will take such other action as may be necessary to prevent the Rights from interfering with the consummation of the Qualified Offer).

      A Qualified Offer, among other things, is an offer determined by the Board of Directors of the Company to be a fully-financed offer for all outstanding shares of Common Stock whose per share offer price (A) exceeds the greatest of (x) the highest reported market price per share of the Common Stock, in the immediately preceding 24 months, (y) $90.75 per share and (z) the highest price per share of the Common Stock paid by the Person making the tender offer or any of its Affiliates during the 24 months immediately preceding the commencement of the tender offer or prior to the expiration of the tender offer, and (B) represents a reasonable premium over the current market price for a period of thirty (30) trading days immediately preceding the date on which the offer commenced, that the Board of Directors of the Company, upon the advice of a nationally recognized investment banking firm, does not deem to be either unfair or inadequate. A Qualified Offer is, among other things, conditioned upon a minimum of at least two-thirds of the outstanding shares of Common Stock not held by the offeror (and its affiliated and associated persons) being tendered and not withdrawn, with a commitment to acquire all shares of Common Stock not tendered for the same consideration. If the Qualified Offer includes non-cash consideration, such consideration must consist solely of freely-tradeable common stock of a publicly traded company, and the board and its representatives must be given access to conduct a due diligence review of the offeror to determine whether the consideration is fair and adequate. A Qualified Offer must also remain open for at least 120 Business Days following commencement.

     Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     For so long as the Rights are then redeemable, the Company may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner.

After the Rights are no longer redeemable, the Company may, except with respect to a decrease in the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, the affiliates or associates of an Acquiring Person, or a holder whose Rights have become void).

     Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the Rights Agreement and the Certificate of Designation for the Junior Preferred Stock has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated [          ], 2009. A copy of the Rights Agreement and the Certificate of Designation are available free of charge from the Company. This summary description of the Rights and Junior Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and Certificate of Designation, as the same may be amended from time to time, which are hereby incorporated herein by reference.

APPENDIX C

AMENDED AND RESTATED
2002 LONG-TERM INCENTIVE AWARD PLAN
OF
WALTER INDUSTRIES, INC.

     Walter Industries, Inc., a Delaware corporation, has adopted the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc., (the "Plan"), effective February 21, 2002, for the benefit of its eligible employees, consultants and directors.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for directors, Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of directors, Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

ARTICLE I.
DEFINITIONS

     Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     1.1. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to ~~Options~~ Awards granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.2.

     1.2. "Award" shall mean an Option, a Restricted Stock award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

     1.3. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.4. "Award Limit" shall mean 1,000,000 shares of Common Stock, as adjusted pursuant to Section 11.3; provided, however, that solely with respect to Performance Awards granted pursuant to Section 8.2(b), Award Limit shall mean $2,000,000.

     1.5. "Board" shall mean the Board of Directors of the Company.

     1.6. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

          (a) (i) Any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or any person which as of the date of adoption of this Plan by the Board, has "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than 30% of the total combined voting power of the Company's outstanding securities) directly or indirectly acquires beneficial ownership of securities possessing more than 40% of the total combined voting power of the Company's outstanding securities, or

               (ii) Any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) who is not, as of the date of adoption of this Plan by the Board, a beneficial owner of 1% or more of the total combined voting power of the Company's outstanding securities, directly or indirectly acquires beneficial ownership of securities possessing more than 25% of the total combined voting power of the Company's outstanding securities and is, upon the consummation of such acquisition, the beneficial owner of the largest percentage of the total combined voting power of the Company's outstanding securities; or

          (b) There is a change in the composition of the Board over a period of 36 consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

          (c) The stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66 2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

          (d) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale, lease or other disposition by the Company of all or substantially all of the Company's assets.

     1.7. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.8. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 10.1.

     1.9. "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     1.10. "Company" shall mean Walter Industries, Inc., a Delaware corporation.

     1.11. "Consultant" shall mean any consultant or adviser if:

          (a) The consultant or adviser renders bona fide services to the Company;

          (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     1.12. "Deferred Stock" shall mean an Award under Article VIII of the Plan of the right to receive Common Stock at the end of specified period and under specified conditions.

     1.13. "Director" shall mean a member of the Board.

     1.14. "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Common Stock) of dividends paid on Common Stock, awarded under Article VIII of the Plan.

     1.15. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.16. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.17. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.18. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) if the Common Stock is traded on the New York Stock Exchange or another securities exchange, the mean of the high and low sales prices (rounded to the nearest $0.01) of a share of Common Stock as reported by the New York Stock Exchange or such other exchange on such date, or if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (b) if the Common Stock is not traded on the New York Stock Exchange or another securities exchange, the fair market value of a share of Common Stock as established by the Administrator acting in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and all other applicable rules and regulations.

     1.19. "Holder" shall mean a person who has been granted or awarded an Award.

     1.20. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.21. "Independent Director" shall mean a member of the Board who is not an employee of the Company.

     1.22. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.23. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Independent Directors and Consultants shall be Non-Qualified Stock Options.

     1.24. "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination of both, awarded under Article VIII of the Plan.

     1.25. "Performance Criteria" shall mean any objective business criterion with respect to the Company, any Subsidiary or any division or operating unit, as determined by the Administrator. Such performance criteria may include, without limitation, one or more of: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock, (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization and (l) consummations of acquisitions or sales of certain of the Company's assets, subsidiaries or other businesses. With respect to Awards intended to qualify as "performance-based compensation" under Section 162(m)(4)(C) of the Code, "Performance Criteria" shall be limited to the criteria set forth in Section 1.25(a)-(l) above, and such criteria shall be applied only to the extent permissible with respect to such qualification under Section 162(m)(4)(C).

     1.26. "Plan" shall mean the 2002 Long-Term Incentive Award Plan of Walter Industries, Inc.

     1.27. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.28. "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

     1.29. "Section 162(m) Participant" shall mean any Employee whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.30. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.31. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article IX of the Plan.

     1.32. "Stock Payment" shall mean (a) a payment in the form of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to an Employee or Consultant in cash, awarded under Article VIII of the Plan.

     1.33. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.34. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

     1.35. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.36. "Termination of Directorship" shall mean the time when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.37. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

ARTICLE II.
SHARES SUBJECT TO PLAN

     2.1. Shares Subject to Plan.

          (a) The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 11.3, the aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such Awards under the Plan shall not exceed 3,000,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

          (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2. Add-back of Options and Other Rights; Certain Acquired Entities.

     (a) If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 11.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1.

Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

          (b) Subject to Sections 3.2(d) and 3.3, any shares of Common Stock that are issued by the Company, and any Awards that are granted as a result of the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the limitations set forth in Section 2.1.

ARTICLE III.
GRANTING OF AWARDS

     3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     3.2. Provisions Applicable to Section 162(m) Participants.

          (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

          (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria, and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

          (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants,(ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

          (d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. Consideration. In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

     3.5. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

     3.6 Non-Qualified Deferred Compensation. In the event that any Award granted under the Plan is determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code (a “NQDC Award”), in whole or in part, the Award Agreement evidencing such NQDC Award shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 409A of the Code, subject to the following:

          (a) The Award Agreement for the NQDC Award shall set forth the amount (or the method or formula for determining the amount) of the deferred compensation and the time and form of payment, which shall comply with Section 3.6(b).

          (b) The NQDC Award shall provide for payment of the deferred compensation in a manner consistent with the permissible payment rules of Section 409A of the Code and Treasury Regulation Section 1.409A-3 not earlier than (i) the Holder’s Separation from Service (as defined below, and subject to Section 3.6(e)) (ii) the Holder’s death, (iii) the Holder becoming “disabled” (as defined under Section 409A of the Code), (iv) a specified time or fixed schedule set forth in the Award Agreement, (v) the occurrence of a 409A Change in Control (as defined below), and/or (vi) the occurrence of an “unforeseeable emergency” (as defined under Section 409A of the Code, and subject to the limitation on payment described in Section 409A(a)(2)(B)(ii)(II)). With respect to an Option or Stock Appreciation Right, payment means the exercise of the Option or Stock Appreciation Right.

          (b) The NQDC Award shall not permit the acceleration of the time or schedule of payment of deferred compensation within the meaning of Section 409A of the Code and Treasury Regulation Section 1.409A-3(j), except that the Administrator, in its sole discretion, may accelerate payment of deferred compensation if such acceleration is permitted by Section 409A of the Code.

          (c) Unless the Administrator elects otherwise, the NQDC Award shall not permit either initial deferral elections (under Treasury Regulations Section 1.409A-2(a)) or subsequent deferral elections (under Treasury Regulations Section 1.409A-2(b)). If a NQDC Award provides either the Company or the Holder with the right to make an initial deferral election, the conditions under which such election may be made must be set forth in writing on or before the date the applicable election is required to be irrevocable to satisfy the requirements of Treasury Regulations Section 1.409A-2(a). If a NQDC Award provides either the Company or the Holder with the right to make an subsequent deferral election, the conditions under which such election may be made must be set forth in writing on or before the date the applicable election is required to be irrevocable to satisfy the requirements of Treasury Regulations Section 1.409A-2(b).

          (d) If an amount of deferred compensation is otherwise payable upon a Termination of Consultancy, Termination of Directorship or Termination of Employment, such payment shall not be made unless and until the Holder experiences a Separation from Service. “Separation from Service” means Holder’s “separation from service” from Holder’s service recipient within the meaning of Section 409A(a)(2)(A)(i) of the Code and the default rules of Treasury Regulations Section 1.409A-1(h). For this purpose, Holder’s “service recipient” is the Company or the Subsidiary that, if Holder is an employee, directly employs Holder or, if Holder is an independent contractor, Holder performs services for, and every entity or other person which collectively with such direct employer/service recipient constitutes a single service recipient (as that term is defined in Treasury Regulations Sections 1.409A-1(g)) as the result of the application of the rules of Treasury Regulations Sections 1.409A-1(h)(3); provided that an 80% standard (in lieu of the default 50% standard) shall be used for purposes of determining the employer/service recipient for this purpose.

          (e) If Holder is a Specified Employee (as defined below), a payment of an amount of deferred compensation upon the Holder’s Separation from Service shall not be made before the date that is six (6) months after the date of Holder’s Separation from Service (or, if earlier, the date of Holder’s death). The Administrator shall set forth in the Award Agreement the time in which amounts otherwise payable during such period shall be paid to Holder, subject to compliance with the applicable requirements of Section 409A of the Code, or, if no time is specified, all such amounts shall be accumulated and paid in a single lump sum to Holder on the first business day after the date that is six (6) months after the date of Holder’s Separation from Service (or, if earlier, within fifteen (15) days following Holder’s date of death). “Specified Employee” means a “ specified employee” of the service recipient that includes the Company or the Subsidiary that directly employs Holder (as determined under Treasury Regulations Sections 1.409A-1(g)) within the meaning of Section 409A(a)(2)(B)(i) of the Code and Treasury Regulations Section 1.409A-1(i), as determined in accordance with the procedures adopted by such service recipient that are then in effect, or, if no such procedures are then in effect, in accordance with the default procedures set forth in Treasury Regulations Section 1.409A-1(i).

          (f) A “409A Change in Control” means a transaction that (i) constitutes a Change in Control as defined under the terms of the Plan, and (ii) constitutes a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, in each case as defined under Section 409A of the Code and Treasury Regulations 1.409A-3(i)(5).

ARTICLE IV.
GRANTING OF OPTIONS TO EMPLOYEES,
CONSULTANTS AND INDEPENDENT DIRECTORS; OTHER AWARDS

     4.1. Eligibility. Any Employee or Consultant selected by the Administrator pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options (or other Awards) at the times and in the manner set forth in Section 4.5.

     4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     4.4. Granting of Options to Employees and Consultants.

          (a) The Administrator shall from time to time, in its discretion, and subject to applicable limitations of the Plan:

               (i) Select from among the Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

               (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

               (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

          (b) Upon the selection of an Employee or Consultant to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

          (c) Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

     4.5. Grants of Options and Other Awards to Independent Directors.

          (a) Automatic Grants. Each person who is an Independent Director as of the effective date hereof automatically shall be granted ~~(i)~~ an Option to purchase ~~4,000~~ shares of Common Stock (subject to adjustment as provided in Section 11.3) (i) on such effective date and (ii) commencing in the first calendar year which begins after the effective date hereof)~~, an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 11.3)~~ on the date of each annual meeting of the Company's stockholders at which the Independent Director is reelected to the Board.

During the term of the Plan, a person who is initially elected to the Board after the effective date hereof and who is an Independent Director at the time of such initial election automatically shall be granted an Option to purchase shares of Common Stock (subject to adjustment as provided in Section 11.3) (i) ~~an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 11.3)~~ on the date of such initial election and (ii) commencing in the first calendar year which begins after the date of such election, ~~an Option to purchase 4,000 shares of Common Stock (subject to adjustment as provided in Section 11.3)~~ on the date of each annual meeting of the Company's stockholders at which the Independent Director is reelected to the Board. The number of shares of Common Stock underlying each Option granted pursuant to this Section 4.5(a), and the terms governing each such Option, shall be determined by the Administrator, in its sole discretion. If the Administrator does not establish the terms and conditions of the Option, or any other Award, for an Independent Director prior to the date of the grant, then such Option or other Award shall be of the same type, and for the same number of shares, as the annual grants made for the immediately preceding year (or as the initial Option or other Award made to the immediately preceding newly-elected Independent Director, as applicable). Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Option grant pursuant to this Section 4.5(a).

          (b) Discretionary Grants. In ~~addition to~~ lieu of the grants set forth in Section 4.5(a) hereof, the Administrator may from time to time, in its discretion, and subject to applicable limitations of the Plan:

               (i) Select from among the Independent Directors (including Independent Directors who have previously received Options under the Plan) such of them as in its opinion should be granted Options;

               (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors;

               (iii) Subject to the provisions of Article 5, determine the terms and conditions of such Options, consistent with the Plan.

     The foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan. Notwithstanding anything herein to the contrary, the Administrator may, in its sole discretion, grant any other type of Award allowed under this Plan to an Independent Director. In the event an Award other than an Option is granted to an Independent Director, the Independent Director shall be subject to the terms and conditions applicable to such Award that are contained in Articles VII, VIII or IX of this Plan, in the same manner as any Employee or Consultant who receives such Award.

     4.6. Options in Lieu of Cash Compensation. Options may be granted under the Plan to Employees and Consultants in lieu of cash bonuses which would otherwise be payable to such Employees and Consultants and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time and subject to compliance with the applicable requirements of Section 409A of the Code (including the requirements applicable to substitutions).

ARTICLE V.
TERMS OF OPTIONS

     5.1. Option Price; Options Exempt from Section 409A. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Administrator; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

          (a) In the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

          (b) In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

          (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

          (d) In the case of a Non-Qualified Stock Option that is intended not to provide for a deferral of compensation within the meaning of Section 409A (and is therefore intended to qualify for the exemption from the requirements of Section 409A of the Code for non-qualified stock options under Treasury Regulations Section 1.409A-1(b)(5)): (i) the exercise price of the Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted, (ii) the number of shares subject to the Option shall be fixed on the date the Option is granted, and (iii) the Option shall not include any feature for the deferral of compensation within the meaning of Treasury Regulations Section 1.409A-1(b)(5) other than the deferral of recognition of income until the later of the exercise or disposition of the Option under Treasury Regulation Section 1.83-7, or the time the shares of Common Stock acquired pursuant to the exercise of the Option becomes substantially vested within the meaning of Treasury Regulations Section 1.83-3(b).

     5.2. Option Term. The term of an Option granted to an Employee or Consultant shall be set by the Administrator in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than 10 years from the date the Incentive Stock Option is granted, or five years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Administrator may in its discretion (a) extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination or (b) grant an Option for a term of less than 10 years and subsequently extend the term of such Option to 10 years without consideration. Notwithstanding the foregoing, the Administrator shall not permit the modification or extension (in each case as defined under Section 409A) of an Option that is exempt from the requirements of Section 409A of the Code in a manner that would cause such Option to become subject to the requirements of Section 409A of the Code, or would otherwise violate any applicable requirement of Section 409A of the Code.

     5.3. Option Vesting.

          (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Administrator may, in its discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

          (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action of the Administrator following the grant of the Option.

          (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4. Terms of Options Granted to Independent Directors. The price per share of the shares subject to each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Options granted to Independent Directors pursuant to Section 4.5(a) hereof shall become exercisable in cumulative annual installments of one-third each on each of the first, second and third anniversaries of the date of Option grant and, subject to Section 6.6, the term of each Option granted to an Independent Director shall be a maximum of 10 years from the date the Option is granted, except that any Option granted to an Independent Director shall by its terms become immediately exercisable in full upon the retirement of the Independent Director at age 65 with 5 years of service as an Independent Director. Unless otherwise provided for by the Administrator, no portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

     5.5. Substitute Awards. Notwithstanding the foregoing provisions of this Article V to the contrary, but subject to compliance with the applicable requirements of Section 409A of the Code, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) The aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) The aggregate exercise price thereof;

does not exceed the excess of:

          (c) The aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) The aggregate exercise price of such shares.

ARTICLE VI.
EXERCISE OF OPTIONS

     6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) Any form or forms of identification requested by the Administrator and, in the event that the Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator may, in its discretion, (i) allow a delay in payment up to 30 days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, PROVIDED that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5. Ownership and Transfer Restrictions. The Administrator, in its discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate; provided, however, that with respect to any shares purchasable on the exercise of a Non-Qualified Stock Option intended to be exempt from the requirements of Section 409A of the Code, the Administrator shall not impose any restrictions that would cause such shares to fail to qualify as “service recipient stock” within the meaning of Section 409A of the Code. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

     6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE VII.
AWARD OF RESTRICTED STOCK

     7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee or Consultant who the Administrator determines should receive such an Award.

     7.2. Award of Restricted Stock.

          (a) The Administrator may from time to time, in its discretion:

               (i) Select from among the Employees or Consultants (including Employees or Consultants who have previously received other Awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

               (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

          (b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (c) Upon the selection of an Employee or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to such restrictions as the Administrator may provide under Section 7.4. All dividends payable on Restricted Stock shall be paid to the Holder as and when such dividends are paid to the holders of Common Stock.

     7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Administrator in its discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 7.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.5. Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Administrator in its discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 7.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Administrator in its discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or Following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.6. Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

ARTICLE VIII.
DIVIDEND EQUIVALENTS, DEFERRED STOCK, STOCK PAYMENTS

     8.1. Eligibility. Subject to the Award Limit, one or more Performance Awards, Dividend Equivalents, awards of Deferred Stock and/or Stock Payments may be granted to any Employee or any Consultant whom the Administrator determines should receive such an Award.

     8.2. Performance Awards.

          (a) Any Employee or Consultant selected by the Administrator may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee or Consultant.

          (b) Without limiting Section 8.2(a), the Administrator may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of objective performance goals which are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to Section 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a Section 162(m) Participant under this Section 8.2(b) shall not exceed the Award Limit with respect to any calendar year of the Company.

     8.3. Dividend Equivalents.

          (a) Any Employee or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date a Stock Appreciation Right, award of Deferred Stock, or Performance Award is granted, and the date such Stock Appreciation Right, award of Deferred Stock, or Performance Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator, subject to compliance with the applicable requirements of Section 409A of the Code.

          (b) Any Holder of an Option who is an Employee or Consultant selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted, and the date such Option is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator, subject to compliance with the applicable requirements of Section 409A of the Code.

          (c) Any Holder of an Option who is an Independent Director selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on Common Stock, to be credited as of dividend payment dates, during the period between the date an Option is granted and the date such Option is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator, subject to compliance with the applicable requirements of Section 409A of the Code.

          (d) Dividend Equivalents granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code shall be payable, with respect to pre-exercise periods, regardless of whether such Option is subsequently exercised.

          (e) Notwithstanding the foregoing, with respect to Non-Qualified Stock Options or Stock Appreciation Rights intended to be exempt from the requirements of Section 409A of the Code, no Dividend Equivalents shall relate to the shares subject to such Option or Stock Appreciation Right unless the right to the Dividend Equivalent is not contingent, directly or indirectly, upon the exercise of the Option or Stock Appreciation Right and otherwise does not cause the Option or Stock Appreciation Right to be subject to the requirements of Section 409A of the Code.

     8.4. Stock Payments. Any Employee or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

     8.5. Deferred Stock. Any Employee or Consultant selected by the Administrator may be granted an award of Deferred Stock (or “restricted stock unit”) in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Common Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Common Stock underlying the Award has been issued.

     8.6. Term; Payment Date. The term of a Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment shall be set by the Administrator in its discretion. Unless the Administrator determines otherwise, a Performance Award, Stock Payment or Deferred Stock shall be paid to the Holder during the period ending on the 15th day of the third month following the year in which the Holder’s right to payment under the Performance Award, Stock Payment or Deferred Stock is no longer subject to a substantial risk of forfeiture within the meaning of Section 409A of the Code (or, if the right to payment is not subject to a substantial risk of forfeiture, the year in which the Holder obtains a legally binding right to the Performance Award, Stock Payment or Deferred Stock), so as to qualify the Performance Award, Stock Payment or Deferred Stock for the exemption from Section 409A of the Code as a “short-term deferral” under Treasury Regulations Section 1.409A-1(b)(4).

     8.7. Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock or shares received as a Stock Payment; provided, however, that such price shall not be less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law.

     8.8. Exercise Upon Termination of Employment, Termination of Consultancy or Termination of Directorship. A Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment is exercisable or payable only while the Holder is an Employee, Consultant or Independent Director, as applicable; provided, however, that, subject to compliance with the applicable requirements of Section 409A of the Code, the Administrator in its discretion may provide that the Performance Award, Dividend Equivalent, award of Deferred Stock and/or Stock Payment may be exercised or paid subsequent to a Termination of Employment following a "change of control or ownership" (within the meaning of Section 7.162-27(e)(2)(v) or any successor regulation thereto) of the Company; provided, further, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment or a Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

     8.9. Form of Payment. Payment of the amount determined under Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.9.

ARTICLE IX.
STOCK APPRECIATION RIGHTS

     9.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Employee or Consultant selected by the Administrator. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) subject to compliance with the applicable requirements of Section 409A of the Code, with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose and shall be evidenced by an Award Agreement.

     9.2. Coupled Stock Appreciation Rights.

          (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

     9.3. Independent Stock Appreciation Rights.

          (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Common Stock as the Administrator may determine. The exercise price per share of Common Stock subject to each ISAR shall be set by the Administrator. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided, that the Administrator may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise.

          (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

     9.4. Payment and Limitations on Exercise.

          (a) Payment of the amounts determined under Section 9.2(c) and 9.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

          (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Administrator.

          (c) In the case of a Stock Appreciation Right that is intended not to provide for a deferral of compensation within the meaning of Section 409A (and is therefore intended to qualify for the exemption from the requirements of Section 409A of the Code for stock appreciation rights under Treasury Regulations Section 1.409A-1(b)(5)), (i) the number of shares of Common Stock subject to the Stock Appreciation Right shall be fixed on the date the Stock Appreciation Right is granted, (ii) the exercise price per share of the Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted, (iii) compensation payable per share under the Stock Appreciation Right shall not be greater than the excess of the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is exercised over such exercise price per share, and (iv) the Stock Appreciation Right shall not include any feature for the deferral of compensation within the meaning of Treasury Regulations Section 1.409A-1(b)(5) other than the deferral of recognition of income until the exercise of the Stock Appreciation Right.

ARTICLE X.
ADMINISTRATION

     10.1. Compensation Committee. The Compensation Committee (or one or more other committees or subcommittees of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     10.2. Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options and Dividend Equivalents granted to Independent Directors.

     10.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     10.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions shall be taken and all interpretations and determinations shall be made by the Administrator reasonably and in good faith. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Administrator shall be fully protected by the Company in respect of any such action, determination or interpretation.

     10.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 10.5 shall serve in such capacity at the pleasure of the Committee.

     10.6 No Warranty as to Tax Treatment. It is the intention of the Company that the Awards granted under the Plan will be exempt from, or will comply with the requirements of, Section 409A of the Code, and the Plan and the terms and conditions of all Awards shall be interpreted, construed and administered consistent with such intent. Although the Company intends for the Awards to be in compliance with Section 409A of the Code or an exemption thereto, the Company does not warrant that the terms of any Award or the Company’s administration thereof will be exempt from, or will comply with the requirements of, Section 409A of the Code. The Company shall not be liable to any Holder or any other person for any tax, interest, or penalties that the person may incur as a result of an Award or the Company’s administration thereof not satisfying any of the requirements of Section 409A of the Code or an exemption thereto.

     10.7 Claw-Back Provision. The Committee may, in its sole discretion, but acting in good faith, direct that the Company recover all or a portion of any Award made or granted under this Plan to a Holder in respect of any fiscal year in which the Company’s financial statements are restated to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct. For purposes of this Section 10.7, errors, omissions, fraud, or misconduct may include and is not limited to circumstances where the Company has been required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement, as enforced by the Securities and Exchange Commission, and the Committee has determined in its sole discretion that such Holder had knowledge of the material noncompliance or the circumstances that gave rise to such noncompliance and failed to take reasonable steps to bring such noncompliance to the attention of the appropriate individuals within the Company, or the Holder personally or knowingly engaged in practices which materially contributed to the circumstances that enabled a material noncompliance to occur; provided further that the provisions of this Section 10.7 shall only apply to Awards granted on or after April 23, 2009.

ARTICLE XI.
MISCELLANEOUS PROVISIONS

     11.1. Transferability of Awards.

          (a) Except as otherwise provided in Section 11.1(b), and subject to compliance with the applicable requirements of Section 409A of the Code:

               (i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

               (ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

               (iii) During the lifetime of the Holder, only he or she may exercise an Option or other Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his or her personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

          (b) Notwithstanding Section 11.1(a), the Administrator, in its discretion, may determine to permit a Holder to transfer a Non-Qualified Stock Option to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) a Non-Qualified Stock Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any Non-Qualified Stock Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Non-Qualified Stock Option as applicable to the original Holder (other than the ability to further transfer the Non-Qualified Stock Option); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer.

For purposes of this Section 11.1(b), "Permitted Transferee" shall mean, with respect to a Holder, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons (or the Holder) control the management of assets, and any other entity in which these persons (or the Holder) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Non-Qualified Stock Options.

     11.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 11.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within 12 months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of 10 years from the date the Plan is adopted by the Board; or

          (b) The expiration of 10 years from the date the Plan is approved by the Company's stockholders under Section 11.4.

Notwithstanding anything to the contrary, the Administrator shall have the right to amend the Plan and any outstanding Awards or adopt other policies and procedures applicable to the Plan and Awards (including amendments, policies and procedures with retroactive effect) without Holder consent as may be necessary or appropriate to comply with the requirements of Section 409A of the Code or an exemption thereto.

     11.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

          (a) Subject to Section 11.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

               (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 8.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

               (ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

               (iii) The grant or exercise price with respect to any Award.

          (b) Subject to Sections 11.3(b)(vii) and 11.3(d), in the event of any transaction or event described in Section 11.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

               (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its discretion;

               (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

               (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or 5.4 or the provisions of such Award;

               (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

               (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

               (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock or Deferred Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section 7.4 after such event.

               (vii) Notwithstanding any other provision of the Plan, but subject to compliance with the applicable requirements of Section 409A of the Code, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

          (c) Subject to the terms of the Plan, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) No adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. Furthermore, no adjustment or action described in this Section 11.3 or in any other provision of the Plan shall be authorized to the extent such adjustment or action would cause any Award that is otherwise exempt from the requirements of Section 409A of the Code to become subject to Section 409A of the Code, or would cause any Award that is subject to Section 409A of the Code to fail to satisfy any requirement of Section 409A of the Code. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

          (e) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     11.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     11.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder's federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

     11.6. Loans. The Administrator may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Deferred Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Administrator.

     11.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Directorship for cause.

     11.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     11.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     11.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     11.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

     11.12. Effective Date. The Plan was originally adopted by the Board and approved the shareholders effective as of February 21, 2002. The Plan was amended and restated by the Board effective as of December 17, 2008 and further amended and restated by the Board effective as of [           ], 2009.

APPENDIX D

Peer Group Companies

A. O. Smith Corporation	Equifax Inc.	Neenah Paper, Inc.
ABM Industries Incorporated	Essilor of America	Nintendo of America
ACCO Brands Corporation	Experian Services Corp.	Nova Nordisk Pharmaceuticals Inc.
Aerojet-General Corporation	Federal Signal	OMNOVA Solutions Inc.
The Aerospace Corporation	Fleetwood Enterprises, Inc.	Packaging Corporation of America
Affinion Group	Fraser Papers Inc.	Pactiv Corporation
Albemarle Corporation	GATX Corporation	Panduit Corp.
Alpharma Inc.	Global Crossing Ltd.	Pella Corporation
American Greetings Corporation	Global Payments Inc.	Pernod Ricard USA
AMSTED Industries Incorporated	Graco Inc.	Powerwave Technologies, Inc.
Andrew Corporation	Granite Construction Incorporated	Rayonier Inc.
Ash Grove Cement Company	Graphic Packaging Corporation	Revlon Inc.
Bausch & Lomb Incorporated	Greyhound Lines, Inc.	Rhodia, Inc.
Belden Inc.	H. B. Fuller Company	Sanofi Pasteur
Bimbo Bakeries USA	Harris Teeter, Inc.	Sauer-Danfoss Inc.
The Boston Consulting Group Inc.	Haworth, Inc.	Sava Senior Care, LLC
Brady Corporation	Herman Miller, Inc.	Schreiber Foods Inc.
Bush Brothers & Company	Hewitt Associates LLC	The Scotts Miracle-Gro Company
C. R. Bard, Inc.	HNTB Companies	Sensient Technologies Corporation
Callaway Golf Company	Hollister Incorporated	Skyline Steel LLC
Cameron Drilling and Production	Hubbell Incorporated	Smith & Nephew Inc.
Systems	IHS Group	Solo Cup
Carestream Health, Inc.	InterContinental Hotels Group	Stihl Incorporated
Ceridian Corporation	Iron Mountain, Inc.	Superior Essex Inc.
Chaparral Steel Company	Johns Manville	TDS Telecommunications
ChoicePoint Inc.	JohnsonDiversey	Corporation
Clarke American Checks, Inc.	Joy Global Inc.	Thomas & Betts Corporation
Cleveland-Cliffs Inc	Kaman Corporation	Timex Corporation
Coca-Cola Bottling Co.	Kennametal Inc.	TransUnion, LLC
Consolidated	Kinetic Concepts Inc.	Tupperware Corporation
Corn Products International Inc	King Pharmaceuticals, Inc	Uline, Inc.
Covance	Lord Corporation	Underwriters Laboratories Inc.
Curtiss-Wright Corporation	Martin Marietta Materials, Inc.	Valmont Industries, Inc.
Dade Behring Inc.	Marvin Windows and Doors	Valves & Measurement
Dal-Tile International Inc.	McCain Foods USA, Inc.	Viad Corp
Deloitte	McCormick & Company, Inc.	W. L. Gore & Associates, Inc.
Diebold, Incorporated	Merrill Corporation	W. R. Grace & Co.
Donaldson Company, Inc.	Milacron Inc.	Waters Corporation
Duke Realty Corporation	Mine Safety Appliances Co	Westinghouse Electric Co.
The Dun & Bradstreet Corporation	The MITRE Corporation	Woodward Governor Company
Edwards Lifesciences LLC	MoneyGram International, Inc.	Zebra Technologies Corporation
Elkay Manufacturing Company

D-1

WALTER INDUSTRIES, INC. C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions (and for electronic delivery of information, as described below) up until 11:59 P.M. Eastern Time on April 22, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 22, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Walter Industries, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Walter Industries, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	WALTR1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
WALTER INDUSTRIES, INC.

Vote On Directors

1.	To elect as Directors of Walter Industries, Inc. the nominees listed below:
	01)	Howard L. Clark, Jr.	06)	Bernard G. Rethore
	02)	Jerry W. Kolb	07)	George R. Richmond
	03)	Patrick A. Kriegshauser	08)	Michael T. Tokarz
	04)	Joseph B. Leonard	09)	A.J. Wagner
	05)	Victor P. Patrick
For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.	To approve a name change to Walter Energy, Inc.;	☐	☐	☐

3.	To authorize the issuance of preferred stock;	☐	☐	☐

4.	To approve the Rights Agreement to be entered into between Walter Industries, Inc. and Mellon Investor Services, LLC; and	☐	☐	☐

5.	To approve the amendment to the Amended and Restated 2002 Long-Term Incentive Award Plan.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).

If no direction is made, this proxy will be voted FOR the items listed above.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

WALTER INDUSTRIES, INC.

Annual Meeting of Stockholders — April 23, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Walter Industries, Inc., a Delaware corporation, hereby appoint(s) Michael T. Tokarz and Victor P. Patrick, and either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Walter Industries, Inc., to be held on April 23, 2009 at 10:00 a.m., local time, at the Marriott Tampa Airport, Tampa International Airport, Tampa, Florida 33607, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock of Walter Industries, Inc. which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
IN THE ENCLOSED ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)